               PIONEER ANNUISTAR(SM) VARIABLE ANNUITY PROSPECTUS:
         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This Prospectus describes PIONEER ANNUISTAR VARIABLE ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut Formerly The Travelers Insurance Company and The Travelers Life and Annuity Company, respectively).* MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. If you select Variable Funding Options, your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

 AIM VARIABLE INSURANCE FUNDS -- SERIES II
   AIM V.I. Capital Appreciation Fund
   AIM V.I. Mid Cap Core Equity Fund
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
   Franklin Rising Dividends Securities Fund
   Franklin Small-Mid Cap Growth Securities Fund
   Templeton Foreign Securities Fund
 LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. -- CLASS II+
   Legg Mason Partners Variable All Cap Portfolio+
   Legg Mason Partners Variable Total Return Portfolio+
 LEGG MASON PARTNERS VARIABLE PORTFOLIOS II -- CLASS II+
   Legg Mason Partners Variable Aggressive Growth Portfolio+
 MET INVESTORS SERIES TRUST -- CLASS B
   Oppenheimer Capital Appreciation Portfolio+
 METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio -- Class A+
   Oppenheimer Global Equity Portfolio -- Class B+
 PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
   Pioneer America Income VCT Portfolio
   Pioneer AmPac Growth VCT Portfolio
   Pioneer Balanced VCT Portfolio
Pioneer Cullen Value VCT Portfolio
Pioneer Emerging Markets VCT Portfolio
Pioneer Equity Income VCT Portfolio
Pioneer Equity Opportunity VCT Portfolio
Pioneer Europe VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer Global High Yield VCT Portfolio
Pioneer Growth Shares VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
Pioneer Ibbotson Growth Allocation VCT Portfolio
Pioneer Ibbotson Moderate Allocation VCT Portfolio
Pioneer International Value VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Pioneer Small and Mid Cap Growth VCT Portfolio
Pioneer Small Cap Value VCT Portfolio+
Pioneer Small Company VCT Portfolio+
Pioneer Strategic Income VCT Portfolio
Pioneer Value VCT Portfolio

(+) This Variable Funding Option has been subject to a merger, substitution or name change. Please see "The Annuity Contract -- The Variable Funding Options" for more information.

------------
*THE TRAVELERS LIFE INSURANCE COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE INSURANCE COMPANY OF CONNECTICUT. THE TRAVELERS LIFE AND ANNUITY COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT. THE CHANGE WILL BE EFFECTIVE MAY 1, 2006 PENDING REGULATORY APPROVAL. YOU WILL RECEIVE A CONTRACT ENDORSEMENT NOTIFYING YOU OF THE NAME CHANGE ONCE IT HAS OCCURRED.

The Contract, certain contract features and/or some of the funding options may not be available in all states.

This Prospectus provides the information that you should know before investing in the Contract. Please keep this Prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this Prospectus. To request a copy, write to us at One Cityplace, 185 Asylum St., 3CP, Hartford, Connecticut 06103-3415, call 1-866-547-3793 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 1, 2006

                                TABLE OF CONTENTS

Glossary..................................................     3
Summary...................................................     4
Fee Table.................................................     8
Condensed Financial Information...........................    13
The Annuity Contract......................................    13
   Contract Owner Inquiries...............................    14
   Purchase Payments......................................    14
   Accumulation Units.....................................    15
   The Variable Funding Options...........................    15
   The Fixed Account......................................    19
Charges and Deductions....................................    19
   General................................................    19
   Withdrawal Charge......................................    20
   Free Withdrawal Allowance..............................    20
   Administrative Charges.................................    21
   Mortality and Expense Risk Charge......................    21
   Enhanced Stepped-Up Provision Charge...................    21
   Guaranteed Minimum Withdrawal Benefit
    Charge................................................    21
   Guaranteed Minimum Withdrawal Benefit
    For Life Charge.......................................    21
   Guaranteed Minimum Accumulation Benefit
    Charge................................................    22
   Variable Liquidity Benefit Charge......................    22
   Transfer Charge........................................    22
   Variable Funding Option Expenses.......................    22
   Premium Tax............................................    22
   Changes in Taxes Based upon
     Premium or Value.....................................    22
Transfers.................................................    22
   Market Timing/Excessive Trading........................    23
   Dollar Cost Averaging..................................    24
Access to Your Money......................................    25
   Systematic Withdrawals.................................    26
   Managed Distribution Program...........................    26
   Loans..................................................    26
Ownership Provisions......................................    26
   Types of Ownership.....................................    26
     Contract Owner.......................................    26
     Beneficiary..........................................    27
     Annuitant............................................    27
Death Benefit.............................................    27
   Death Proceeds before the Maturity
     Date................                                     28
   Enhanced Stepped-Up Provision..........................    30
   Payment of Proceeds....................................    30
   Spousal Contract Continuance...........................    32
   Beneficiary Contract Continuance.......................    32
   Planned Death Benefit..................................    33
   Death Proceeds after the Maturity Date.................    33
 Living Benefits..........................................    33
   Guaranteed Minimum Withdrawal Benefit..................    33
   Guaranteed Minimum Withdrawal Benefit
     For Life ............................................    39
   Guaranteed Minimum Accumulation Benefit................    49
The Annuity Period........................................    54
   Maturity Date..........................................    54
   Allocation of Annuity..................................    55
   Variable Annuity.......................................    55
   Fixed Annuity..........................................    55
Payment Options...........................................    56
   Election of Options....................................    56
   Annuity Options........................................    56
   Variable Liquidity Benefit ............................    56
Miscellaneous Contract Provisions.........................    57
   Right to Return........................................    57
   Termination............................................    57
   Required Reports.......................................    57
   Suspension of Payments.................................    57
The Separate Accounts.....................................    57
   Performance Information................................    58
Federal Tax Considerations................................    59
   General Taxation of Annuities..........................    59
   Types of Contracts: Qualified and
     Non-qualified........................................    59
   Qualified Annuity Contracts............................    59
     Taxation of Qualified Annuity Contracts..............    60
     Mandatory Distributions for Qualified Plans..........    60
   Non-qualified Annuity Contracts........................    61
     Diversification Requirements for Variable
       Annuities..........................................    63
     Ownership of the Investments.........................    63
     Taxation of Death Benefit Proceeds...................    63
   Other Tax Considerations...............................    63
     Treatment of Charges for Optional Benefits...........    63
     Puerto Rico Tax Considerations.......................    64
     Non-Resident Aliens..................................    64
Other Information.........................................    64
   The Insurance Companies................................    64
   Financial Statements...................................    65
   Distribution of Variable Annuity Contracts.............    65
   Conformity with State and Federal Laws.................    67
   Voting Rights..........................................    67
   Restrictions on Financial Transactions.................    67
   Legal Proceedings......................................    67
Appendix A: Condensed Financial Information
   for MetLife Insurance Company of Connecticut:
   Separate Account Thirteen..............................   A-1
Appendix B: Condensed Financial Information
   for MetLife Life and Annuity Company of Connecticut:
     Separate Account Fourteen............................   B-1
Appendix C: The Fixed Account.............................   C-1
Appendix D: Waiver of Withdrawal Charge
   for Nursing Home Confinement...........................   D-1
Appendix E: Contents of the Statement of
   Additional Information.................................   E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract. PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403 or 408 of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:

                       PIONEER ANNUISTAR VARIABLE ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company) or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Life and Annuity Company), ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen"); MetLife Life and Annuity Company of Connecticut sponsors MetLife of CT Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract and/or certain optional benefits may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Code. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The contract is not available for purchase if the owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified in your Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.40% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% after seven full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are four GMWB rider options. The current charge for GMWB I, II and III, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you elect the Guaranteed Minimum Withdrawal Benefit for Life ("GMWB for Life") rider, a charge will be deducted daily from amounts in the Variable Funding Options. The charge depends on whether you purchase the Single Life Option or the Joint Life Option. The current charge, on an annual basis, is 0.65% for the Single Life Option and 0.80% for the Joint Life Option. The charge can increase but will never exceed 1.50%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59-1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Access to Your Money -- Systematic Withdrawals -- Managed Distribution Program").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the Prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this Prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

      - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

      - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

      - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

      - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70-1/2 or retires. These minimum distributions occur during the accumulation phase.

      - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

      - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

      - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

      - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

      - GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE" OR "LIVING INCOME GUARANTEE"). For an additional charge, we will guarantee a fixed level of income for life after you attain a certain age as long as you do not withdraw more than a certain amount from your Contract each year. The guarantee is based on Purchase Payments received within two years of your initial purchase. Depending on when you elect to take your first withdrawal, the maximum amount of your investment that you may receive each year is 5%, 6%, or 7%. Payments are guaranteed for your life when you reach age 59-1/2 if you purchase the benefit alone (the "Single Life Option"), or guaranteed for the life of both you and your spouse (the "Joint Life Option") when both you and your spouse reach age 65 if you purchase the benefit with your spouse. The base guarantee increases each year automatically on your anniversary if your Contract Value is greater than the base guarantee. The guarantee is subject to restrictions on withdrawals, and you are required to remain invested in a limited number of specified Variable Funding Options. Currently, you may elect the GMWB for Life rider only at the time of your initial purchase of the Contract, and once you purchase the GMWB for Life rider, you cannot cancel it. Guaranteed withdrawals are also available before the qualifying age, however these payments are not guaranteed for life. There is also a guaranteed lump sum feature available after ten years in lieu of guaranteed periodic payments.

      - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB" OR "ACCUMULATION ADVANTAGE"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE........................................   6%(1)

(as a percentage of the Purchase Payments withdrawn)

TRANSFER CHARGE..........................................   $10(2)

(assessed on transfers that exceed 12 per year)

VARIABLE LIQUIDITY BENEFIT CHARGE........................   6%(3)

(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE....................  $30(4)

--------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:

   YEARS SINCE PURCHASE PAYMENT MADE       WITHDRAWAL CHARGE
----------------------------------------   -----------------
GREATER THAN OR EQUAL TO   BUT LESS THAN
------------------------   -------------
       0 years                2 years            6%
       2 years                4 years            5%
       4 years                5 years            4%
       5 years                6 years            3%
       6 years                7 years            2%
      7 + years                                  0%

(2)   We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

  YEARS SINCE INITIAL PURCHASE PAYMENT      WITHDRAWAL CHARGE
----------------------------------------    -----------------
GREATER THAN OR EQUAL TO   BUT LESS THAN
------------------------   -------------
            0 years            2 years            6%
            2 years            4 years            5%
            4 years            5 years            4%
            5 years            6 years            3%
            6 years            7 years            2%
           7 + years                              0%

(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES

(as a percentage of the average daily net assets of the Separate Account)
We will assess a minimum mortality and expense ("M & E") risk charge of 1.40% and an administrative expense charge of 0.15% on all Contracts. In addition, for optional features, there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% current charge (maximum of 1.00% upon reset) for GMWB I, a 0.50% current charge (maximum of 1.00% upon reset) for GMWB II, a 0.25% charge for GMWB III, a 0.65% current charge (maximum of 1.50% upon reset) for GMWB for Life (Single Life Option), and a 0.80% current charge (maximum of 1.50% upon reset) for GMWB for Life (Joint Life Option). Below is a summary of all of the maximum charges that may apply, depending on the death benefit and optional features you select:

                                                                                 STANDARD DEATH  ENHANCED DEATH
                                                                                    BENEFIT        BENEFIT
                                                                                 --------------  --------------
Mortality and Expense Risk Charge..............................................      1.40%          1.60%
Administrative Expense Charge..................................................      0.15%          0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL FEATURES SELECTED.......      1.55%          1.75%
Optional E.S.P. Charge.........................................................      0.20%          0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY SELECTED................      1.75%          1.95%
Optional GMAB Charge...........................................................      0.50%          0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY SELECTED..................      2.05%          2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMAB SELECTED(5) ........      2.25%          2.45%
Optional GMWB I Charge (maximum upon reset)....................................      1.00%(6)       1.00%(6)
Optional GMWB II Charge (maximum upon reset)...................................      1.00%(6)       1.00%(6)
Optional GMWB III Charge.......................................................      0.25%          0.25%
Optional GMWB for Life (Single Life Option) Charge (maximum upon reset)              1.50%(6)       1.50%(6)
Optional GMWB for Life (Joint Life Option) Charge (maximum upon reset)               1.50%(6)       1.50%(6)
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I ONLY SELECTED................      2.55%          2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II ONLY SELECTED...............      2.55%          2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB III ONLY SELECTED..............      1.80%          2.00%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB FOR LIFE (SINGLE LIFE
 OPTION) ONLY SELECTED.........................................................      3.05%          3.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB FOR LIFE (JOINT LIFE
OPTION) ONLY SELECTED..........................................................      3.05%          3.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB I SELECTED..........      2.75%          2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB II SELECTED.........      2.75%          2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB III SELECTED........      2.00%          2.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB FOR LIFE (SINGLE
LIFE OPTION) SELECTED..........................................................      3.25%          3.45%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB FOR LIFE
(JOINT LIFE OPTION) SELECTED...................................................      3.25%          3.45%

--------
(5)   GMAB and GMWB cannot both be elected.

(6) The current charges for the available GMWB riders with a reset feature (see "Living Benefits") are as follows:

GMWB RIDER                          CURRENT CHARGE
----------------------------------  --------------
GMWB I                                  0.40%
GMWB II                                 0.50%
GMWB for Life (Single Life Option)      0.65%
GMWB for Life (Joint Life Option)       0.80%

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (unless otherwise indicated)

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-866-547-3793.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                                     MINIMUM        MAXIMUM
                                                                                 --------------  --------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and
other expenses)........................................................ .....        0.42%          38.61%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                  DISTRIBUTION                                   CONTRACTUAL FEE   NET TOTAL
                                                   AND/OR                        TOTAL ANNUAL        WAIVER          ANNUAL
                                     MANAGEMENT  SERVICE (12B-1)     OTHER        OPERATING      AND/OR EXPENSE   OPERATING
UNDERLYING FUND:                        FEE           FEES          EXPENSES       EXPENSES       REIMBURSEMENT    EXPENSES**
-----------------------------------  ----------  ---------------  -------------  --------------  ---------------  -----------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital
     Appreciation Fund --
     Series II*....................     0.61%        0.25%            0.29%          1.15%             --                1.15%(1)
   AIM V.I. Mid Cap Core Equity
     Fund -- Series II*............     0.72%        0.25%            0.31%          1.28%             --                1.28%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Rising Dividends
     Securities Fund -- Class 2*        0.62%        0.25%            0.02%          0.89%           0.02%               0.87%(2)(3)
   Franklin Small-Mid Cap
     Growth Securities Fund --
     Class 2*......................     0.48%        0.25%            0.28%          1.01%           0.02%               0.99%(2)(3)
   Templeton Foreign Securities
     Fund -- Class 2*..............     0.65%        0.25%            0.17%          1.07%           0.05%               1.02%(3)
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC.
   Legg Mason Partners Variable
     All Cap Portfolio -- Class
     II*...........................     0.75%        0.25%            0.07%          1.07%             --                1.07%
   Legg Mason Partners Variable
     Total Return Portfolio --
     Class II*.....................     0.75%        0.25%            0.30%          1.30%             --                1.30%(4)
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners Variable
     Aggressive Growth
     Portfolio -- Class II*........     0.75%        0.25%            0.18%          1.18%             --                1.18%(4)
MET INVESTORS SERIES TRUST

                                                  DISTRIBUTION                                   CONTRACTUAL FEE   NET TOTAL
                                                   AND/OR                        TOTAL ANNUAL        WAIVER          ANNUAL
                                     MANAGEMENT  SERVICE (12B-1)     OTHER        OPERATING      AND/OR EXPENSE   OPERATING
UNDERLYING FUND:                        FEE           FEES          EXPENSES       EXPENSES       REIMBURSEMENT    EXPENSES**
-----------------------------------  ----------  ---------------  -------------  --------------  ---------------  -----------
   Oppenheimer Capital
     Appreciation Portfolio --
     Class B*......................     0.59%        0.25%            0.10%          0.94%             --           0.94%(5)
METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market
     Portfolio -- Class A..........     0.35%          --             0.07%          0.42%           0.01%          0.41%(6)
   Oppenheimer Global Equity
     Portfolio -- Class B*.........     0.60%        0.25%            0.33%          1.18%             --           1.18%
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer America Income VCT
     Portfolio -- Class II*........     0.50%        0.25%            0.28%          1.03%             --           1.03%
   Pioneer AmPac Growth VCT
     Portfolio -- Class II*........     0.75%        0.25%            5.62%          6.62%           5.67%          0.95%(7)
   Pioneer Balanced VCT
     Portfolio -- Class II*........     0.65%        0.25%            0.29%          1.19%             --           1.19%
   Pioneer Cullen Value VCT
     Portfolio -- Class II*........     0.70%        0.25%            4.76%          5.71%           4.71%          1.00%(7)
   Pioneer Emerging Markets VCT
     Portfolio -- Class II*........     1.15%        0.25%            0.59%          1.99%             --           1.99%
   Pioneer Equity Income VCT
     Portfolio -- Class II*........     0.65%        0.25%            0.06%          0.96%             --           0.96%
   Pioneer Equity Opportunity
     VCT Portfolio -- Class II*....     0.75%        0.25%            37.61%         38.61%         37.36%          1.25%(7)
   Pioneer Europe VCT Portfolio
     -- Class II*..................     0.85%        0.25%            0.76%          1.86%             --           1.86%
   Pioneer Fund VCT Portfolio
     -- Class II*..................     0.65%        0.25%            0.05%          0.95%             --           0.95%
   Pioneer Global High Yield
     VCT Portfolio -- Class II*....     0.65%        0.25%            4.75%          5.65%           4.65%          1.00%(7)
   Pioneer Growth Shares VCT
     Portfolio -- Class II*........     0.70%        0.25%            0.29%          1.24%             --           1.24%
   Pioneer High Yield VCT
     Portfolio -- Class II*........     0.65%        0.25%            0.12%          1.02%             --           1.02%
   Pioneer International Value
     VCT Portfolio -- Class II*....     0.85%        0.25%            0.59%          1.69%             --           1.69%
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II*........     0.65%        0.25%            0.05%          0.95%             --           0.95%
   Pioneer Oak Ridge Large Cap
     Growth VCT Portfolio --
     Class II*.....................     0.75%        0.25%            0.93%          1.93%           0.98%          0.95%(7)
   Pioneer Real Estate Shares
     VCT Portfolio -- Class II*....     0.80%        0.25%            0.13%          1.18%             --           1.18%
   Pioneer Small and Mid Cap
     Growth VCT Portfolio --
     Class II*.....................     0.75%        0.25%            2.25%          3.25%           2.25%          1.00%(7)
   Pioneer Small Cap Value VCT
     Portfolio -- Class II*........     0.75%        0.25%            0.39%          1.39%             --           1.39%
   Pioneer Small Company VCT
     Portfolio -- Class II*........     0.75%        0.25%            0.83%          1.83%             --           1.83%(8)
   Pioneer Strategic Income VCT
     Portfolio -- Class II*........     0.65%        0.25%            0.24%          1.14%             --           1.14%
   Pioneer Value VCT Portfolio
     -- Class II*..................     0.75%        0.25%            0.43%          1.43%           0.13%          1.30%(7)

                                                                                                             NET TOTAL
                                                                                                              ANNUAL
                                                                                                             OPERATING
                                                                                                             EXPENSES
                                         DISTRIBUTION                          CONTRACTUAL FEE  NET TOTAL    INCLUDING
                                            AND/OR                TOTAL ANNUAL       WAIVER       ANNUAL    EXPENSES OF
                              MANAGEMENT SERVICE (12B-1)  OTHER   OPERATING     AND/OR EXPENSE  OPERATING    UNDERLYING
UNDERLYING FUND:                 FEE          FEES       EXPENSES  EXPENSES      REIMBURSEMENT   EXPENSES** PORTFOLIOS
----------------------------- ---------- --------------- -------- ------------ --------------- -----------  -----------
PIONEER VARIABLE CONTRACTS
 TRUST

Pioneer Ibbotson Aggressive
 Allocation VCT Portfolio
 -- Class II*................    0.17%         0.25%      0.70%       1.12%          0.38%         0.74%       1.62%(7)(9)(10)
Pioneer Ibbotson Growth
 Allocation VCT Portfolio
 -- Class II*................    0.17%         0.25%      0.32%       0.74%            --          0.74%       1.57%(9)(10)
Pioneer Ibbotson Moderate
 Allocation VCT Portfolio
 -- Class II*................    0.17%         0.25%      0.32%       0.74%            --          0.74%       1.53%(9)(10)

------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

NOTES

(1) As a result of a reorganization of another fund into the Fund, which will occur on or about May 1, 2006, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.

(2) While the maximum amount payable under the Fund's Class rule 12b-1 plan is 0.35% per year of the Fund's Class average annual net assets, the Board has set the current rate at 0.25% per year.

(3) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees (Board) and an exemptive order by the Securities and Exchange Commission (SEC).

(4) The Management Fee in the table has been restated to reflect a new fee schedule which became effective on November 1, 2005, for the Legg Mason Partners Variable Aggressive Growth Portfolio and October 1, 2005 for the Legg Mason Partners Variable Total Return Portfolio.

(5) Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentage: 1.00%. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits. Certain amounts were recouped by the investment manager during 2005. The amounts repaid are reflected in Other Expenses and equal 0.05%.

(6) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.

(7) Net Total Annual Operating Expenses reflect a contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to the percentages of the average daily net assets attributable to Class II shares listed in the table below. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. See the statement of additional information for the Underlying Fund for details regarding the expense limitation agreement.

                                                         CONTRACTUAL FEE AND/OR
VARIABLE FUNDING OPTION                                    EXPENSE LIMITATION
-------------------------------------------------------  -----------------------
Pioneer AmPac Growth VCT Portfolio.....................           0.95%
Pioneer Cullen Value VCT Portfolio.....................           1.00%
Pioneer Equity Opportunity VCT Portfolio...............           1.25%
Pioneer Global High Yield VCT Portfolio................           1.00%
Pioneer Oak Ridge Large Cap Growth VCT Portfolio.......           0.95%
Pioneer Small and Mid Cap Growth VCT Portfolio.........           1.00%
Pioneer Value VCT Portfolio............................           1.50%
Pioneer Ibbotson Aggressive Allocation VCT Portfolio...           0.74%

(8) Pioneer Small Company VCT Portfolio is expected to merge into Pioneer Small Cap Value VCT Portfolio as of approximately May 24, 2006.

(9) The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer Investment Management, Inc. ("Pioneer") and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets.

(10) These portfolios are "fund of funds" portfolios that invest substantially all of their assets in other portfolios ("underlying portfolios"). In addition to their own operating expenses, these portfolios indirectly pay a portion of the expenses incurred by the underlying portfolios. The average expense ratio of underlying portfolios below is an estimate based upon (i) Ibbotson Associates, LLC's ("Ibbotson's") initial target allocation of the portfolios' assets among underlying portfolios and (ii) the historical expense ratio of the underlying portfolios based upon their most recent fiscal year, which are stated either on a gross basis or net of any contractual expense limitation in effect for at least one year from the date of this Prospectus. The actual indirect expenses incurred by a shareholder will vary based upon the portfolios' actual allocation of its assets and the actual expenses of the underlying portfolios. Certain of the underlying portfolios have agreed to expense limitations that may be in effect for varying periods or that may be terminated at any time by the investment adviser to the underlying portfolio. The average expense ratio of underlying portfolios is estimated to be 0.88% for the Pioneer Ibbotson Aggressive Allocation VCT Portfolio, 0.83% for the Pioneer Ibbotson Growth Allocation VCT Portfolio and 0.79% for the Pioneer Ibbotson Moderate Allocation VCT Portfolio, in each case based upon (i) Ibbotson's initial target allocation of the portfolio's assets among underlying portfolios and (ii) the historical gross expense ratio of the underlying portfolios for their most recent fiscal year. The portfolios only invest in class shares of the underlying portfolios that do not incur sales loads or Rule 12b-1 fees. Based on the initial target allocations and the most recent shareholder report or prospectus of each underlying portfolio, the total annual fund operating expenses (before expense limitations) for Class Y shares for the underlying portfolios ranges from 0.51% -- 1.40% of average daily net assets. Based on the initial target allocations and the most recent shareholder report or prospectus of each underlying portfolio, the total annual fund operating expenses (after expense limitations) for Class Y shares for the underlying portfolios ranges from 0.51% -- 1.40% of average daily net assets.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit, and the Guaranteed Minimum Withdrawal Benefit for Life rider (assuming the maximum 1.50% charge applies in all Contract Years).

                                        IF CONTRACT IS SURRENDERED AT THE END       IF CONTRACT IS NOT SURRENDERED OR
                                                   OF PERIOD SHOWN:              ANNUITIZED AT THE END OF PERIOD SHOWN:
                                        --------------------------------------   --------------------------------------
FUNDING OPTION                          1 YEAR   3 YEARS    5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------  ------   -------    -------   --------   ------   -------   -------    --------
Underlying Fund with Minimum Total
   Annual Operating Expenses..........     994      1639       2354       4056      394     1189     1994          4056
Underlying Fund with Maximum Total
   Annual Operating Expenses..........    4165      8237      10192      11394     3565     7787     9832         11394

                         CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

                              THE ANNUITY CONTRACT

Pioneer Annuistar Variable Annuity is a contract between the Contract Owner ("you") and the Company. This is the Prospectus -- it is not the Contract. The Prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this Prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                        MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
DEATH BENEFIT/OPTIONAL FEATURE                ANNUITANT ON THE CONTRACT/RIDER DATE
--------------------------------------  -----------------------------------------------
Standard Death Benefit                                         80
Enhanced Death Benefit                                         75
Enhanced Stepped-Up Provision (E.S.P.)                         75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial or personal tax advisor to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-291-2474.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of all subsequent Purchase Payments may total over $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this Prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or subadviser of an Underlying Fund, or its affiliates, may compensate the Company and/or certain of our affiliates for administrative or other services relating to the Underlying Funds. The amount of the compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies are joint members of its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies." The Company's membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of Variable Annuity Contracts.") The payments are deducted from assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Fund's investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the funds advised or subadvised by Legg Mason affiliates.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying fund prospectus by calling 1-866-547-3793 or through your financial advisor. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

               FUNDING                                 INVESTMENT                               INVESTMENT
                OPTION                                  OBJECTIVE                           ADVISER/SUBADVISER
--------------------------------------  ----------------------------------------  -------------------------------------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Appreciation Fund   Seeks growth of capital.                  A I M Advisors, Inc.
     -- Series II
   AIM V.I. Mid Cap Core Equity Fund    Seeks long-term growth of capital.        A I M Advisors, Inc.
     -- Series II
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Rising Dividends            Seeks long-term capital appreciation,     Franklin Advisory Services, LLC
     Securities Fund -- Class 2         with preservation of capital as an
                                        important consideration.
   Franklin Small-Mid Cap Growth        Seeks long-term capital growth.           Franklin Advisers, Inc.
     Securities Fund -- Class 2
   Templeton Foreign Securities Fund    Seeks long-term capital growth.           Templeton Investment Counsel, LLC
     -- Class 2                                                                   Subadviser: Franklin Templeton
                                                                                  Investment Management Limited
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC.
   Legg Mason Partners Variable All     Seeks capital appreciation through        Salomon Brothers Asset Management Inc
     Cap Portfolio -- Class II          investments.
   Legg Mason Partners Variable Total   Seeks to obtain above-average income.     Salomon Brothers Asset Management Inc
     Return Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners Variable         Seeks capital appreciation.               Salomon Brothers Asset Management Inc
     Aggressive Growth Portfolio --
     Class II
MET INVESTORS SERIES TRUST
   Oppenheimer Capital Appreciation     Seeks capital appreciation.               Met Investors Advisory LLC
     Portfolio -- Class B                                                         Subadviser: OppenheimerFunds, Inc.
METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio     Seeks a high level of current income      MetLife Advisers, LLC
     -- Class A                         consistent with preservation of capital.  Subadviser: BlackRock Advisors, Inc.
   Oppenheimer Global Equity            Seeks capital appreciation.               MetLife Advisers, LLC
     Portfolio -- Class B                                                         Subadviser: OppenheimerFunds, Inc.
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer America Income VCT           Seeks as high a level of current income   Pioneer Investment Management, Inc.
     Portfolio -- Class II              as is consistent with preservation of
                                        capital.
   Pioneer AmPac Growth VCT Portfolio   Seeks long term capital growth.           Pioneer Investment Management, Inc.
     -- Class II                                                                  Subadviser: L. Roy Papp & Associates,
                                                                                  LLP
   Pioneer Balanced VCT Portfolio --    Seeks capital growth and current income   Pioneer Investment Management, Inc.
     Class II                           by actively managing investments in a
                                        diversified portfolio of equity
                                        securities.
   Pioneer Cullen Value VCT Portfolio   Seeks capital appreciation, with current  Pioneer Investment Management, Inc.
     -- Class II                        income as a secondary objective.          Subadviser: Cullen Capital Management,
                                                                                  Inc.
   Pioneer Emerging Markets VCT         Seeks long-term growth of capital.        Pioneer Investment Management, Inc.
     Portfolio -- Class II
   Pioneer Equity Income VCT            Seeks current income and long-term        Pioneer Investment Management, Inc.
     Portfolio -- Class II              growth of capital from a portfolio
                                        consisting primarily of income producing
                                        equity securities of U.S. corporations.
   Pioneer Equity Opportunity VCT       Seeks long-term capital growth. As a      Pioneer Investment Management, Inc.
     Portfolio -- Class II              secondary objective, the portfolio may
                                        seek income.

               FUNDING                              INVESTMENT                               INVESTMENT
                OPTION                               OBJECTIVE                           ADVISER/SUBADVISER
-----------------------------------  ----------------------------------------  -- -------------------------------------
Pioneer Europe VCT Portfolio --      Seeks long-term growth of capital.        Pioneer Investment Management, Inc.
  Class II
Pioneer Fund VCT Portfolio --        Seeks reasonable income and capital       Pioneer Investment Management, Inc.
  Class II                           growth.
Pioneer Global High Yield VCT        Seeks to maximize total return through a  Pioneer Investment Management, Inc.
  Portfolio -- Class II              combination of income and capital
                                     appreciation.
Pioneer Growth Shares VCT            Seeks appreciation of capital.            Pioneer Investment Management, Inc.
  Portfolio -- Class II
Pioneer High Yield VCT Portfolio     Seeks to maximize total return through a  Pioneer Investment Management, Inc.
  -- Class II                        combination of income and capital
                                     appreciation.
Pioneer Ibbotson Aggressive          Seeks long-term capital growth.           Pioneer Investment Management, Inc.
  Allocation VCT Portfolio --                                                  Subadviser: Ibbotson Associates, LLC
  Class II
Pioneer Ibbotson Growth Allocation   Seeks long-term capital growth and        Pioneer Investment Management, Inc.
  VCT Portfolio -- Class II          current income.                           Subadviser: Ibbotson Associates, LLC
Pioneer Ibbotson Moderate            Seeks long-term capital growth and        Pioneer Investment Management, Inc.
  Allocation VCT Portfolio --        current income.                           Subadviser: Ibbotson Associates, LLC
  Class II
Pioneer International Value VCT      Seeks long-term capital growth.           Pioneer Investment Management, Inc.
  Portfolio -- Class II
Pioneer Mid Cap Value VCT            Seeks capital appreciation by investing   Pioneer Investment Management, Inc.
  Portfolio -- Class II              in a diversified portfolio of securities
                                     consisting primarily of common stocks.
Pioneer Oak Ridge Large Cap Growth   Seeks capital appreciation.               Pioneer Investment Management, Inc.
  VCT Portfolio -- Class II                                                    Subadviser: Oak Ridge Investments, LLC
Pioneer Real Estate Shares VCT       Seeks long-term growth of capital.        Pioneer Investment Management, Inc.
  Portfolio -- Class II              Current income is the portfolio's         Subadviser: AEW Management and
                                     secondary investment objective.           Advisors, L.P.
Pioneer Small and Mid Cap Growth     Seeks long term capital growth.           Pioneer Investment Management, Inc.
  VCT Portfolio -- Class II                                                    Subadviser: L. Roy Papp & Associates,
                                                                               LLP
Pioneer Small Cap Value VCT          Seeks capital growth by investing in a    Pioneer Investment Management, Inc.
  Portfolio -- Class II              diversified portfolio of securities,
                                     consisting primarily of common stocks.
Pioneer Small Company VCT Portfolio  Seeks capital growth by investing in a    Pioneer Investment Management, Inc.
                                     diversified portfolio of securities,
                                     consisting primarily of common stocks.
Pioneer Strategic Income VCT         Seeks a high level of current income.     Pioneer Investment Management, Inc.
  Portfolio -- Class II
Pioneer Value VCT Portfolio --       Seeks reasonable income and capital       Pioneer Investment Management, Inc.
  Class II                           growth.

"Salomon Brothers" is a service mark of Citigroup, Inc. licensed for use by Legg Mason as the names of the funds and investment advisers. Legg Mason and its affiliates, as well as the fund's investment manager, are not affiliated with Citigroup, Inc.

ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS:

UNDERLYING FUND NAME CHANGES

            FORMER NAME                                                     NEW NAME
---------------------------------------------------  -----------------------------------------------------
GREENWICH STREET SERIES FUND                         LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
   Salomon Brothers Variable Aggressive Growth Fund    Legg Mason Partners Variable Aggressive Growth
                                                       Portfolio
SALOMON BROTHERS VARIABLE SERIES FUND INC            LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
   All Cap Fund                                        Legg Mason Partners Variable All Cap Portfolio
   Total Return Fund                                   Legg Mason Partners Variable Total Return Portfolio

UNDERLYING FUND MERGERS/REORGANIZATIONS

The former Underlying Funds were merged with and into the new Underlying Funds.

               FORMER UNDERLYING FUND                NEW UNDERLYING FUND
-----------------------------------------   ------------------------------------
 --                                         METROPOLITAN SERIES FUND, INC.
MONEY MARKET PORTFOLIO                        BlackRock Money Market Portfolio
PIONEER VARIABLE CONTRACTS TRUST            PIONEER VARIABLE CONTRACTS TRUST
     Pioneer Small Company VCT Portfolio*     Pioneer Small Cap Value Portfolio*

UNDERLYING FUND SUBSTITUTIONS

The following new Underlying Funds were substituted for the former Underlying Funds.

          FORMER UNDERLYING FUND                       NEW UNDERLYING FUND
---------------------------------------------  --------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS             MET INVESTORS SERIES TRUST
     Oppenheimer Capital Appreciation Fund/VA    Oppenheimer Capital Appreciation Portfolio
OPPENHEIMER VARIABLE ACCOUNT FUNDS             METROPOLITAN SERIES FUND, INC.
     Oppenheimer Global Securities Fund/VA       Oppenheimer Global Equity Portfolio

* Pioneer Small Company VCT Portfolio is expected to merge into Pioneer Small Cap Value VCT Portfolio as of approximately May 24, 2006.

                                  FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix A for more information.

                             CHARGES AND DEDUCTIONS

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      - the ability for you to make withdrawals and surrenders under the Contracts

      - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

      - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

      - administration of the annuity options available under the Contracts, and

      -     the distribution of various reports to Contract Owners

Costs and expenses we incur include:

      - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

      - sales and marketing expenses including commission payments to your sales agent, and

      -     other costs of doing business

Risks we assume include:

      - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

      - that the amount of the death benefit will be greater than the Contract Value, and

      - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

     YEARS SINCE PURCHASE PAYMENT MADE   WITHDRAWAL CHARGE
---------------------------------------  -----------------
GREATER THAN OR EQUAL TO  BUT LESS THAN
------------------------  -------------
        0 years              2 years             6%
        2 years              4 years             5%
        4 years              5 years             4%
        5 years              6 years             3%
        6 years              7 years             2%
       7 + years                                 0%


For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

      (a)   any Purchase Payment to which no withdrawal charge applies then

      (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

      (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

      (d)   any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

      - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

      -     if a lifetime annuity payout has begun

      - if you elect Annuity Payments for a fixed period of at least five year's duration, or

      -     under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or

(b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59-1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

      (1)   from the distribution of death proceeds;

      (2)   after an annuity payout has begun; or

      (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product, and are equal to 1.40% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE CHARGE

If you elect the GMWB for Life rider, a charge is deducted daily from amounts held in each Variable Funding Option. The current charge, on an annual basis, is 0.65% if you select the Single Life Option, or 0.80% if you select the Joint Life Option. Your current charge may increase when your benefits automatically reset, unless you notify us not to reset your benefits (see "Living Benefits-- Guaranteed Minimum Withdrawal Benefit for Life"). The charge will never exceed 1.50%. The charge will continue until termination of the rider or Contract. You cannot cancel the rider, although the rider terminates under certain circumstances (see "Termination").

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

     YEARS SINCE PURCHASE PAYMENT MADE   WITHDRAWAL CHARGE
---------------------------------------  -----------------
GREATER THAN OR EQUAL TO  BUT LESS THAN
------------------------  -------------
        0 years              2 years             6%
        2 years              4 years             5%
        4 years              5 years             4%
        5 years              6 years             3%
        6 years              7 years             2%
       7 + years                                 0%

Please refer to Payment Options for a description of this benefit.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds (i.e., the Franklin Small-Mid Cap Growth Securities Fund, Templeton Foreign Securities Fund, Oppenheimer Global Equity Portfolio, Pioneer AmPac Growth VCT Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Europe VCT Portfolio, Pioneer Global High Yield VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer Small and Mid Cap Growth VCT Portfolio, Pioneer Small Cap Value VCT Portfolio, Pioneer Small Company VCT Portfolio and Pioneer Strategic Income VCT Portfolio -- the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

      - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

      - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any Underlying Funds and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest will accrue up to 12 months only on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the program period selected to the current funding options over the remainder of that program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59-1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59-1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70-1/2. (See "Federal Tax Considerations.") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

      -     the death benefit will not be payable upon the Annuitant's death;

      -     the Contingent Annuitant becomes the Annuitant; and

      -     all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see The Annuity Contract section).

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "Owner". All death benefits will be reduced by any premium tax and outstanding loans not previously deducted.

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

      (1)   the Contract Value

      (2)   your Adjusted Purchase Payment (see below) or*

      (3)   the Step-Up Value (if any, as described below)

ENHANCED DEATH BENEFIT

If the Annuitant dies before age 80, the death
benefit will be the greatest of:                     -     the Contract Value;

                                                     -     your Adjusted Purchase Payment (see below)*;

                                                     -     the Step-Up Value, if any, as described below or

                                                     -     the Roll-Up Death Benefit Value (as described below)

If the Annuitant dies on or after age 80, the death
benefit will be the greatest of:                     -     the Contract Value;

                                                     -     your Adjusted Purchase Payment (see below)* or

                                                     -     the Step-Up Value, if any, as described below or

                                                     -     the Roll-Up Death Benefit Value (as described
                                                           below) on the Annuitant's 80th birthday, plus any
                                                           additional Purchase Payments and minus any partial
                                                           surrender reductions (as described below) that occur
                                                           after the Annuitant's 80th birthday

--------------
* If you have elected a GMWB Rider (Principal Guarantee) your Adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider. If you purchased the GMWB for Life rider and if your Contract provides for a death benefit amount that is the greatest of multiple benefits including the Adjusted Purchase Payment, your Adjusted Purchase Payment will not be calculated as described below, but instead will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the GMWB for Life rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

      a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

      b)    is any Purchase Payment made during the previous Contract Year

      c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

      a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

      b) is any Purchase Payment made since the previous Contract Date anniversary

      c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

------
** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTIONS

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

      50,000 x (10,000/55,000) = $9,090

Your new Adjusted Purchase Payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

      50,000 x (10,000/30,000) = $16,666

Your new Adjusted Purchase Payment would be 50,000-16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

      50,000 x (10,000/55,000) = $9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

      50,000 x (10,000/30,000) = $16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

THE RIDER EFFECTIVE DATE is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

      50,000 x (10,000/55,000) = $9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

      50,000 x (10,000/30,000) = $16,666

Your new modified Purchase Payment would be 50,000 -- 16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

                                                                                                  MANDATORY
    BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
      UPON THE DEATH OF THE         PAY THE PROCEEDS TO:    UNLESS. . .                            APPLY*
--------------------------------  ------------------------  ----------------------------------  -------------
OWNER (WHO IS NOT THE ANNUITANT)  The beneficiary(ies),     Unless, the beneficiary elects to   Yes
(WITH NO JOINT OWNER)             or if none, to the        continue the Contract rather than
                                  Contract Owner's estate.  receive the distribution.

OWNER (WHO IS THE ANNUITANT)      The beneficiary(ies),     Unless, the beneficiary elects to   Yes
(WITH NO JOINT OWNER)             or if none, to the        continue the Contract rather than
                                  Contract Owner's estate.  receive the distribution.

NON-SPOUSAL JOINT OWNER (WHO IS   The surviving joint                                           Yes
NOT THE ANNUITANT)                owner.

NON-SPOUSAL JOINT OWNER (WHO IS   The beneficiary(ies),     Unless the beneficiary elects to    Yes
THE ANNUITANT)                    or if none, to the        continue the Contract rather than
                                  surviving joint owner.    receive the distribution.

SPOUSAL JOINT OWNER (WHO IS NOT   The surviving joint       Unless the spouse elects to         Yes
THE ANNUITANT)                    owner.                    continue the Contract.

SPOUSAL JOINT OWNER (WHO IS THE   The beneficiary(ies)      Unless the spouse elects to         Yes
ANNUITANT)                        or, if none, to the       continue the Contract.
                                  surviving joint owner.
                                                            A spouse who is not the
                                                            beneficiary may decline to
                                                            continue the Contract and instruct
                                                            the Company to pay the beneficiary
                                                            who may elect to continue the
                                                            Contract.

ANNUITANT (WHO IS NOT THE         The beneficiary(ies),     Unless the beneficiary elects to    Yes
CONTRACT OWNER)                   or if none, to the        continue the Contract rather than
                                  Contract Owner.           receive the distribution.

                                                            But, if there is a Contingent
                                                            Annuitant, then, the Contingent
                                                            Annuitant becomes the Annuitant
                                                            and the Contract continues in
                                                            effect (generally using the
                                                            original Maturity Date). The
                                                            proceeds will then be paid upon
                                                            the death of the Contingent
                                                            Annuitant or owner.

ANNUITANT (WHO IS THE CONTRACT    See death of "owner who                                       Yes
OWNER)                            is the Annuitant" above.

ANNUITANT (WHERE OWNER IS A       The beneficiary(ies) or                                       Yes.  Death of
NON-NATURAL ENTITY/TRUST)         if none, to the owner.                                        Annuitant is
                                                                                                treated as death
                                                                                                of the owner in
                                                                                                these
                                                                                                circumstances.

                                                                                                  MANDATORY
    BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
      UPON THE DEATH OF THE         PAY THE PROCEEDS TO:    UNLESS. . .                            APPLY*
--------------------------------  ------------------------  ----------------------------------  -------------
BENEFICIARY                       No death proceeds are                                         N/A
                                  payable; Contract
                                  continues.

CONTINGENT BENEFICIARY            No death proceeds are                                         N/A
                                  payable; Contract
                                  continues.

                               QUALIFIED CONTRACTS

                                                                                                  MANDATORY
    BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
      UPON THE DEATH OF THE         PAY THE PROCEEDS TO:    UNLESS. . .                            APPLY*
--------------------------------  ------------------------  ----------------------------------  -------------
Owner / Annuitant                 The beneficiary(ies), or  Unless the beneficiary elects to     Yes
                                  if none, to the Contract  continue the Contract rather than
                                  Owner's estate.           receive a distribution.

Beneficiary                       No death proceeds are                                          N/A
                                  payable; Contract
                                  continues.

Contingent Beneficiary            No death proceeds are                                          N/A
                                  payable; Contract
                                  continues.

------
* Certain payout rules of the Code are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the Annuitant's death, the 5-year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract

Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      -     transfer ownership

      -     take a loan

      -     make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy; or

      - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                                 LIVING BENEFITS

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This Prospectus offers four different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The four GMWB riders described in this Prospectus are called "GMWB I", "GMWB II", "GMWB III" and GMWB for Life (described separately below); we may refer to any one of these as GMWB. The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS

NAME OF RIDER:  GMWB I                           GMWB II                        GMWB III
--------------  -------------------------------  ----------------------------  -----------------------------
ALSO CALLED:    Principal                        Principal                     Principal
                Guarantee                        Guarantee 5/10                Guarantee 5

AVAILABILITY:   Not available for purchase on    Available on or after March   Available on or after March
                or after March 21, 2005, unless  21, 2005 if approved in your  21, 2005 if approved in your
                GMWB II is not approved in your  state                         state
                state

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract. You may not elect a GMWB rider if you have a loan outstanding, and you may not take out a loan once you elect a GMWB rider.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                               GMWB I      GMWB II     GMWB III
                                                             ----------  ----------  -------------
If you make your first withdrawal BEFORE the 3rd
anniversary after you purchase GMWB:                          5% of RBB   5% of RBB      5% of RBB
If you make your first withdrawal AFTER the 3rd anniversary
after you purchase GMWB:                                     10% of RBB  10% of RBB      5% of RBB

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

      - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

      - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

                              ASSUMES 10% GAIN ON INVESTMENT                       ASSUMES 10% LOSS ON INVESTMENT
                    ------------------------------------------------  --------------------------------------------------
                    CONTRACT                                          CONTRACT
                      VALUE           RBB              AWB (5%)         VALUE           RBB              AWB (5%)
                    --------  -------------------  -----------------  ---------  -----------------  --------------------
VALUES AS OF

INITIAL GMWB
PURCHASE            $100,000       $100,000             $5,000        $ 100,000       $ 100,000            $5,000

IMMEDIATELY PRIOR
TO WITHDRAWAL       $110,000       $100,000             $5,000        $  90,000       $ 100,000            $5,000
PARTIAL WITHDRAWAL     N/A         (100,000          [5,000 x (1-        N/A          (100,000           [5,000 x
REDUCTION (PWR)               x 10,000/110,000)=   90,000/100,000)]=             x 10,000/90,000)=  (1-88,889/100,000)]=
                                     9,091                500                         $  11,111              $556
GREATER OF PWR OR                  $ 10,000                                           $  11,111
THE DOLLAR AMOUNT
OF THE WITHDRAWAL               (10,000>9,091)                                    (11,111>10,000)
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)          $ 10,000       $ 10,000             $  500        $  10,000       $  11,111            $  556
VALUE IMMEDIATELY
AFTER WITHDRAWAL    $100,000       $ 90,000             $4,500        $  80,000       $  88,889            $4,444

                          WITHDRAWAL EXAMPLE FOR GMWB I

                              ASSUMES 10% GAIN ON INVESTMENT                     ASSUMES 10% LOSS ON INVESTMENT
                    ----------------------------------------------  -----------------------------------------------
                    CONTRACT                                        CONTRACT
                      VALUE          RBB              AWB (5%)        VALUE           RBB               AWB (5%)
                    --------  -----------------  -----------------  ---------  -----------------  -----------------
VALUES AS OF
INITIAL GMWB
PURCHASE            $100,000       $100,000            $5,000       $ 100,000       $100,000           $5,000
IMMEDIATELY PRIOR
TO WITHDRAWAL       $110,000       $100,000            $5,000       $  90,000       $100,000           $5,000
IMMEDIATELY AFTER   $100,000       $ 90,909            $4,545       $  80,000       $ 88,889           $4,444
WITHDRAWAL

                                 [100,000 --          [(5,000                    [100,000 --           [5,000 x
                                   (100,000      x90,909/100,000)]                (100,000        (88,889/100,000)]
                              x10,000/110,000)]                                 x10,000/90,000)]

CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)          $ 10,000       $  9,091            $  455       $  10,000     $ 11,111             $  556

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

      - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

                  -     a qualified retirement plan (Code Section 401),

                  -     a tax-sheltered annuity (Code Section 403(b)),

                  -     an individual retirement account (Code Sections 408(a)),

                  - an individual retirement annuity (Code Section 408(b)), or

                  -     a qualified deferred compensation plan (Code Section
                        457).

            Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

      - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

      - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

      - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004 - 9, Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

      - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70-1/2 before the first GMWB anniversary.

            You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

      - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so, we will provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. The charge will never exceed 1.00%.

                                                   GMWB I   GMWB II   GMWB III
                                                   ------   -------   --------
Current Annual Charge............................    0.40%     0.50%      0.25%
Maximum Annual Charge After a Reset..............    1.00%     1.00%       N/A

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

      - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

      - The total annual payment amount will equal the AWB and will never exceed your RBB, and

      - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

                              GMWB I                     GMWB II                        GMWB III
                          ---------------------  ----------------------------  ----------------------------
AWB                        5% of RBB if first         5% of RBB if first               5% of RBB
                          withdrawal before 3rd     withdrawal before 3rd
                               anniversary               anniversary
                           10% of RBB if first       10% of RBB if first
                          withdrawal after 3rd       withdrawal after 3rd
                               anniversary               anniversary
ANNUAL CHARGE                  0.40%                      0.50%                          0.25%
RESET                           Yes                        Yes                             No
CAN I CANCEL MY GMWB?           No                    Yes, after the 5th            Yes, after the 5th
                                                 anniversary of GMWB purchase  anniversary of GMWB purchase
INVESTMENT RESTRICTIONS         No                         Yes                            Yes
WAIVER OF RECALCULATION         No                         Yes                            Yes
OF
AWB FOR DISTRIBUTIONS
FROM TAX-QUALIFIED PLANS

GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE" OR "LIVING INCOME GUARANTEE")

SUMMARY OF BENEFITS At the time you purchase the Contract, for an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit for Life, or "GMWB for Life". The GMWB for Life rider is designed to protect your investment from poor market performance. The GMWB for Life rider:

      - Guarantees a fixed level of income for life after you attain a certain age as long as you do not withdraw more than a certain amount from your Contract each year;

      -     Can be purchased for you alone or with your spouse;

      -     Can accommodate tax-qualified distributions from your Contract;

      - Increases in value on each anniversary if your Contract Value increases through an automatic reset feature;

      - Can provide an income until your guaranteed amount is recovered if your circumstances change before you reach the minimum age to begin lifetime income, as long as you do not withdraw more than a certain amount from your Contract each year;

      - Offers the option to receive a lump sum after a period of years in lieu of the guarantee to take periodic payments if your circumstances change.

You must continue to meet several restrictions and conditions in order to receive the benefits of the GMWB for Life rider. Withdrawals that exceed the allowable annual maximum will more rapidly decrease the guarantees under the rider. Also, to be eligible for the guarantees you are permitted to invest only in a limited number of specified Variable Funding Options. Only Purchase Payments that you make within two years of purchase are eligible for the guarantees. See below for details.

Currently, you may elect the GMWB for Life rider only at the time of your initial purchase of the Contract. In the future we may allow Contract Owners to add the rider after purchase. You may not elect the GMWB for Life rider if you have also elected the GMWB or GMAB rider offered under this Contract. The GMWB for Life rider many not be available in all states. You may not elect the

GMWB for Life rider if you have a loan outstanding, and you may not take out a loan once you elect the GMWB for Life rider. Once you purchase the GMWB for Life rider, you cannot cancel it.

In written materials other than this Prospectus, we may refer to the GMWB for Life rider using different names. These names are "Living Income Guarantee" and "Living Income Guarantee for 2". These names refer to the same GMWB for Life rider described in this Prospectus.

SINGLE LIFE OPTION OR JOINT LIFE OPTION The GMWB for Life rider is designed for use by you alone (the "Single Life Option"), or you and your spouse (the "Joint Life Option"). You must select either the Single Life Option or the Joint Life Option at the time you elect the GMWB for Life rider.

The Single Life Option is available to all Contract Owners. However, if you select the Single Life Option and your Contract is jointly owned, the age of the older joint owner will determine when you are eligible for lifetime benefits under the rider, and income is guaranteed only over the lifetime of the older joint owner.

The Joint Life Option is only available if you name your spouse as the joint owner or sole beneficiary of your Contract. Under the Joint Life Option, income is guaranteed over the joint lifetime of both you and your spouse. Under the Joint Life Option, the age of the younger spouse determines when you are eligible for lifetime benefits under the rider. This means you and your spouse will have to wait until the younger of you reaches the minimum age to qualify for the lifetime benefit.

REMAINING BENEFIT BASE ("RBB") The guarantees under the GMWB for Life rider are determined by applying an annual percentage to a base amount that we calculate called the "remaining benefit base" or "RBB."

Your initial RBB is equal to your initial Purchase Payment if you elect GMWB for Life when you purchase your Contract. If in the future we permit the rider to be added after the Contract is issued, then your initial RBB is equal to your Contract Value when you elect the rider. The RBB is not a lump sum guarantee, rather, it is used to determine the amount that we return to you through a series of payments that annually do not exceed a percentage of your RBB.

Your RBB is subject to a maximum of $5,000,000 for all deferred variable annuities issued by us in the same calendar year to you.

LIFETIME WITHDRAWAL BENEFIT ("LWB") The annual percentage of your RBB that is available for withdrawal is called the "Lifetime Withdrawal Benefit" or "LWB." Each year you may take withdrawals that do not exceed your LWB.

The level of your initial LWB payment depends on whether your GMWB for Life rider was issued under the Single Life Option or the Joint Life Option, and the timing of your first withdrawal from your Contract. You are eligible to receive payments under the LWB after you attain a certain age as shown below. Under the Joint Life Option, the age of the younger spouse determines eligibility. Under the Single Life Option, if your Contract is jointly owned, the age of the older joint owner determines eligibility.

                    MINIMUM AGE TO BE ELIGIBLE TO RECEIVE LWB
                    -----------------------------------------
Single Life Option                59-1/2 years

Joint Life Option                     65 years

Your initial LWB is calculated as a percentage of the RBB immediately before your first withdrawal:

SINGLE LIFE OPTION                                                                                      LWB
---------------------------------------------------------------------------------------------------  ---------
If you make your first withdrawal BEFORE the 5th anniversary after you purchase GMWB for Life:       5% of RBB

If you make your first withdrawal ON OR AFTER the 5th anniversary, but before the 10th anniversary:  6% of RBB

If you make your first withdrawal ON OR AFTER the 10th anniversary:                                  7% of RBB

JOINT LIFE OPTION

If you make your first withdrawal BEFORE the 8th anniversary after you purchase GMWB for Life:       5% of RBB

If you make your first withdrawal ON OR AFTER the 8th anniversary, but before the 15th anniversary:  6% of RBB

If you make your first withdrawal ON OR AFTER the 15th anniversary:                                  7% of RBB

You should carefully choose when you take your first withdrawal from your Contract, because it will determine your LWB annual percentage which will not change for the life of your Contract. For example, if you take your first withdrawal before the 5th anniversary, your LWB will be 5% of RBB for the life of your Contract, and you will never qualify for a 6% or 7% of RBB.

As long as your total annual withdrawals do not exceed your LWB amount, you may continue to take your LWB payments until death, even if the aggregate payments exceed your RBB. Under the Joint Life Option, payments cease upon the death of the last surviving spouse. Under the Single Life Option, payments cease upon your death, or the death of the older joint owner.

You may adjust the amount and frequency of payments during the year. Each year you may take your LWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your LWB without affecting your guarantee. If you choose to receive only a part of, or none of, your LWB in any given year, your LWB in any subsequent year will not be increased. In certain circumstances we may limit the frequency of LWB payments to annual, such as payments under our Managed Distribution Program, payments to a beneficiary after your death, or if your Contract Value reduces to zero (see below).

ADDITIONAL PREMIUM Additional Purchase Payments made within two years after you purchase the GMWB for Life rider will increase your RBB, which will serve to increase your LWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new LWB is equal to the LWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original LWB as shown above.

Additional Purchase Payments made more than two years after you purchase the GMWB for Life rider will not be included in your RBB, and will be excluded from the guarantees under your rider. However, additional Purchase Payments will be added to your Contract Value and would be reflected in any reset of the RBB (see the Reset section below).

WITHDRAWALS When you make a withdrawal, your LWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase of GMWB for Life (or "GMWB for Life Anniversary"), including the current withdrawal, does not exceed your LWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB for Life Anniversary, including the current withdrawal, exceeds your LWB immediately prior to the current withdrawal, we will recalculate your RBB and LWB.

To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a proportional "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

To recalculate your LWB, we reduce your LWB by a partial withdrawal reduction, which is equal to 1) the LWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by
3) the RBB immediately prior to the current withdrawal.

These recalculations magnify the effect of a withdrawal when your Contract Value is less than your RBB, as shown in the example below.

WITHDRAWAL EXAMPLES The following example is intended to illustrate the effect of withdrawals on your RBB and LWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is greater than 65, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                               WITHDRAWAL EXAMPLE

                              ASSUMES 10% GAIN ON INVESTMENT           ASSUMES 10% LOSS ON INVESTMENT
                    -----------------------------------------------  --------------------------------------
                    CONTRACT                                         CONTRACT
                      VALUE           RBB              LWB (5%)       VALUE         RBB          LWB (5%)
                    --------  ---------------------  --------------  --------   -----------  --------------
VALUES AS OF

INITIAL GMWB
PURCHASE            $100,000         $100,000            $5,000      $100,000    $100,000        $5,000

IMMEDIATELY PRIOR
TO WITHDRAWAL AND
AFTER THE FIRST
GMWB ANNIVERSARY    $110,000         $110,000            $5,500      $ 90,000    $100,000        $5,000
PARTIAL WITHDRAWAL     n/a           $ 10,000              $500         n/a      $ 11,111        $  556
REDUCTION
                               $110,000 x ($10,000   $5,500 x (1 --             $100,000 x   $5,000 x (1 --
                                   / $110,000)        ($100,000 /               ($10,000 /     ($88,889 /
                                                       $110,000))                $90,000)      $100,000)
GREATER OF PWR OR                    $ 10,000                                     $11,111
THE DOLLAR AMOUNT
OF THE WITHDRAWAL               ($10,000 = $10,000)                             ($11,111 >
                                                                                 $10,000)

CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)           $10,000         $ 10,000            $  500      $ 10,000     $11,111        $  556

VALUE IMMEDIATELY
AFTER WITHDRAWAL    $100,000         $100,000            $5,000      $ 80,000     $88,889        $4,444

RESET On each anniversary after you purchase the GMWB for Life rider, we will automatically reset your RBB, under our Automatic RBB Reset Program, to an amount equal to 100% of the then Contract Value. We will not automatically reset your RBB if the Contract Value on your anniversary is less than your current RBB, or, if you (or you and your spouse) are over age 85.

You may choose to opt out of the Automatic RBB Reset Program, if a reset of your RBB would cause the charge for your rider to increase. This can happen since the rate you pay for the rider will be changed to the rate in effect at the time of reset and that may be higher than the rate before the reset. We will send you advance notice if the charge for your rider would increase upon reset in order to give you the opportunity to opt out of the Automatic RBB Reset Program. In order to opt out of the Automatic RBB Reset Program, you must notify us in writing which we must receive by the 7th calendar day prior to the scheduled reset. Your rider will no longer be reset for the life of the rider unless you subsequently elect in writing to opt back into the Automatic RBB Reset Program. Your opt back in election will go into effect upon the next GMWB for Life Anniversary following the receipt of your request.

Upon reset, the LWB will be recalculated as the greater of the a) LWB prior to the reset, or b) a percentage of the Reset RBB value. The percentage will equal the percentage of the RBB (e.g. 5%) used in determining the initial LWB.

GUARANTEED PRINCIPAL OPTION If your circumstances change and you no longer want the lifetime features of the GMWB for Life rider, you may wish to opt out and receive an adjustment to your Contract Value. In this case, once you have held the rider for ten (10) years or more you will have the option each year to elect the Guaranteed Principal Option. Each year you will have a 30-day window period during which you may elect the option. You may only elect the option once, as your GMWB for Life rider will terminate when you exercise the option.

The Guaranteed Principal Option will be paid to you as a positive adjustment to your Contract Value. The adjustment is equal to (a) minus (b):

      a) Purchase Payments credited within 120 days after you purchase the GMWB for Life rider, reduced by a "Percentage Reduction in the Contract Value" attributable to any partial withdrawals taken. We compute the "Percentage Reduction in Contract Value" attributable to a partial withdrawal by dividing the dollar amount of the withdrawal, plus any applicable withdrawal charges, by the Contract Value immediately preceding such withdrawal. We apply the Percentage Reduction in the Contract Value as a factor equal to 1 minus the percentage reduction.

      b) Your Contract Value on the GMWB Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For example, assume you make a single Purchase Payment of $100,000 and elect the GMWB for Life rider. Also assume that you make no withdrawals, and that ten years later your Contract Value has declined to $80,000. If you elect to receive the Guaranteed Principal Option, we will apply $20,000 to your Contract Value to restore it to $100,000.

To exercise the Guaranteed Principal Option you must notify us in writing within 30 days following any anniversary of your purchase of the GMWB for Life rider, on or after the tenth (10th) anniversary of your purchase of the rider. We will adjust your Contract Value at the end of the 30-day window period.

The adjustment will be added to each Variable Funding Option in the ratio that the Contract Value in such Variable Funding Option bears to the total Contract Value in all Variable Funding Options. The adjustment will never be less than zero.

If you exercise the Guaranteed Principal Option, the GMWB for Life rider will terminate on the date the adjustment is added to your Contract Value.

Only Purchase Payments credited within 120 days after you purchase the GMWB for Life rider are taken into consideration in determining the amount paid under the Guaranteed Principal Option. If you anticipate making Purchase Payments after the 120-day period, you should understand that such payments will not increase the amount paid under the Guaranteed Principal Option. However, Purchase Payments credited after 120 days are added to your Contract Value and will impact whether or not any benefit is due. Therefore, GMWB for Life may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the GMWB for Life rider for this feature.

REQUIRED ALLOCATION OF YOUR CONTRACT VALUE AND PREMIUM PAYMENTS If you elect the GMWB for Life rider, you will be required to invest in a limited number of specific Variable Funding Options, and you will be foreclosed from investing in all the other Variable Funding Options that would otherwise be available to you while the rider is in effect. In addition, you may not allocate any portion of your Contract Value or Premium Payments to the Fixed Account.

You will be required to allocate 100% of your Contract Value or Purchase Payments to one or more of the following Variable Funding Options. Some of these Variable Funding Options invest in mutual funds that invest in other mutual funds, also known as "funds of funds." Please see the section in this Prospectus entitled "Variable Funding Options" for a description of the investment objectives of these Variable Funding Options, as well as the section entitled "FEE TABLE" for the charges associated with these Variable Funding Options .

PERMITTED VARIABLE FUNDING OPTIONS:

         LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
           Legg Mason Partners Variable Total Return Portfolio METROPOLITAN SERIES FUND, INC.
          BlackRock Money Market Portfolio
         PIONEER VARIABLE CONTRACTS TRUST
           Pioneer Ibbotson Growth Allocation VCT Portfolio Pioneer Ibbotson Moderate Allocation VCT Portfolio Pioneer America Income VCT Portfolio
           Pioneer Global High Yield VCT Portfolio
           Pioneer Strategic Income VCT Portfolio
           Pioneer High Yield VCT Portfolio
           Pioneer Balanced VCT Portfolio

We will reject any request by you to transfer Contract Value or allocate Purchase Payments to a Variable Funding Option other than the permitted Variable Funding Options listed above. You will be required to re-submit your request to comply with the above restrictions. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it violated the above restrictions.

We may make additions to or deletions from the list of permitted Variable Funding Options.

GMWB FOR LIFE CHARGE The charge for your GMWB for Life rider depends on whether you purchase the Single Life Option or the Joint Life Option. The charge is deducted daily from amounts held in each Variable Funding Option. The current charge, on an annual basis, is shown below. Your current charge may increase when your RBB automatically resets, unless you notify us not to reset your RBB (see "Reset" above). The charge may increase to the charge applicable to current Contract purchases at the time of reset but will never exceed 1.50%.

                                    CURRENT CHARGE
                                    --------------
GMWB for Life (Single Life Option)       0.65%
GMWB for Life (Joint Life Option)        0.80%

ANNUAL WITHDRAWAL BENEFIT ("AWB") If your circumstances change, you may wish to take guaranteed withdrawals even though you have not yet reached the minimum age to be eligible for lifetime payments under LWB. In this case, you can take an "Annual Withdrawal Benefit" or "AWB" which allows you to withdraw an amount each year until your RBB is depleted. AWB payments are not guaranteed for life.

The level of your AWB is determined in the same manner as the level of your LWB as described in the above section entitled "Lifetime Withdrawal Benefit ("LWB")", except that there is no minimum age to be eligible to receive AWB payments. Additional Premium Payments affect your AWB in the same manner as they do the LWB as described in the "Additional Premium Payments" section above. The reset of your RBB will affect your AWB in the same manner as it affects the LWB as described in the "Reset" section above.

Withdrawals affect your AWB in the same manner as your LWB as described in the "Withdrawals" section above, with the following exception. If you begin taking AWB withdrawals before you reach the minimum age to qualify for payments under LWB, when you reach the minimum age any withdrawals in excess of your LWB amount will subject your LWB and RBB to a partial withdrawal reduction, even if your withdrawal does not exceed your AWB. This could serve to decrease the amount of your future monthly payments under LWB, and the length of the time period during which you may continue to take payments under AWB.

SHOULD I TAKE WITHDRAWALS UNDER LWB OR AWB? The GMWB for Life rider works best, and is designed, for the Contract Owner who can wait until the minimum age is attained to qualify for LWB payments. If you take your first withdrawal after you have reached the minimum age to qualify for LWB payments, payments under AWB or LWB are equal and the same. However, if you take your first withdrawal before you have reached the minimum age to qualify for LWB payments, the AWB or LWB payments available to you when you reach the minimum age may not be equal.

AWB is designed for the Contract Owner who has undergone a change in circumstances and wants to take withdrawals before reaching the minimum age to qualify for LWB payments.

If you choose to take AWB payments before you qualify for LWB payments, you should consider that the charges for the GMWB for Life rider are designed to support LWB payments for life, and that you may be paying a higher charge without receiving the full benefit.

IF YOU CONTINUE TO MAKE WITHDRAWALS IN EXCESS OF THE LWB ONCE THE MINIMUM AGE TO QUALIFY FOR LWB HAS BEEN REACHED, YOU MAY EVENTUALLY LOSE ANY BENEFIT UNDER LWB.

Whether you choose to access your money using the LWB, AWB, or Guaranteed Principal Option depends on your individual financial circumstances and the performance of your Contract. You should consult with your financial adviser to determine which method is best for you.

TAX-QUALIFIED DISTRIBUTION PROGRAMS Subject to certain limitations and restrictions, your LWB and AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, but will not affect the LWB or AWB. The following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

      1) distributions relating to this Contract intended to satisfy the required minimum distribution rules under Section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403(b)), an individual retirement annuity (Code Section 408(b)), or an eligible deferred compensation plan (Code Section 457(b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation
            Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate, or as otherwise required to be calculated under the Code and the regulations thereunder;

      2) distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a non-qualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life, or over a period no longer than the remaining life expectancy, of a designated beneficiary relating to this Contract;

      3) distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of such participant and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710, or as subsequently determined under the tax law (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program) relating to this Contract; or

      4) distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from non-qualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004 -9, Notice 2004-15, page 526, or as subsequently determined under the tax law (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program) relating to this Contract.

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB for Life rider, however your RBB, LWB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB for Life Anniversary, and you may only make the change during the 30-day period after your GMWB for Life Anniversary. At the time you purchase GMWB for Life, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70-1/2 before the first GMWB for Life Anniversary.

You are advised to take your required distributions prior to purchasing GMWB for Life in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB for Life, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

ANY WITHDRAWALS OUTSIDE THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB for Life (a "GMWB for Life Year"). If during any GMWB for Life Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB for Life rider, however for the remainder of the GMWB for Life Year your RBB, LWB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

DISTRIBUTIONS UNDER THE TAX-QUALIFIED DISTRIBUTION PROGRAM WILL BE DETERMINED AS IF YOUR CONTRACT UNDER WHICH YOUR GMWB FOR LIFE RIDER WAS ISSUED WERE THE ONLY CONTRACT SUBJECT TO THE ABOVE TAX RULES.

TERMINATION Once you purchase the GMWB for Life rider, you cannot cancel it. However, the rider will automatically terminate when:

      - you make a full withdrawal of your Contract Value (outside the program);

      -     you apply all of your Contract Value to an Annuity Option;

      - the Contract Owner dies and a death benefit under your Contract becomes payable, unless the Contract is continued by the beneficiary;

      - the Annuitant dies and the Annuitant is not the person whose life is used to determine guaranteed payments;

      - you transfer ownership of your Contract, or change the spousal beneficiary under the Joint Life Option;

      -     you opt to take the Guaranteed Principal Option; or

      -     you terminate your Contract.

Charges for the rider cease upon termination.

OTHER INFORMATION You should also consider the following before you purchase the GMWB for Life rider:

      - The charge for the GMWB for Life rider continues for the life of the rider, even if you never need nor exercise the guarantees under the rider.

      - Withdrawals that are greater than your LWB or AWB will erode your guarantee by serving to more rapidly deplete your RBB.

      - The GMWB for Life rider is not transferable; if you transfer ownership of your Contract, or change the spousal beneficiary under the Joint Life Option, the rider terminates automatically.

      - If you only plan to take AWB, or take the Guaranteed Principal Option, you should consider the higher cost of the GMWB for Life rider which is designed to support payments for life under LWB.

      - If you continue to take AWB once eligible for LWB, you may eventually lose any benefit under LWB.

EFFECT ON THE DEATH BENEFIT The GMWB for Life rider terminates when a death benefit under your Contract becomes payable, except in certain circumstances when the beneficiary may continue the Contract along with the GMWB for Life rider (see "Contract Continuation by Beneficiary" and "Contract Value Reduces to Zero" below).

However, if your Contract provides for a death benefit amount that is the greatest of multiple benefits including the Adjusted Purchase Payment, your Adjusted Purchase Payment will not be calculated as described in the "Death Benefit" section, but instead will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

If the Annuitant dies before the Contract Owner(s), then the GMWB for Life rider will terminate and the beneficiary cannot continue the rider.

Under the Joint Life Option, if the spousal beneficiary predeceases the Contract Owner, the rider continues and no death benefit is paid out; the Contract Owner may then name a new beneficiary for the purposes of the death benefit provisions under the Contract, but not for purposes of the GMWB for Life rider.

Notwithstanding anything in the GMWB for Life rider to the contrary:

      a) In order to comply with section 72(s) of the Code, if the GMWB for Life rider is purchased with respect to a non-qualified annuity contract, any death benefit paid out under the terms of the GMWB for Life rider to a non-spousal Beneficiary upon the death of the owner (or to a payee other than the spouse of the Annuitant on the death of the Annuitant, where the Contract is owned by a non-natural person) (including payments made under the "Contract Continuation by the Beneficiary" provision, "Contract Value Reset to Zero" provision, and any other payments of the AWB and RBB otherwise made after a death) will be paid out in non-increasing annual installments over a period no longer than the remaining single life expectancy of the Beneficiary under the appropriate IRS life expectancy table under Code Section 72 and the regulation thereunder or as otherwise provided under the tax law for non-qualified annuities and under Code Section 72(s). Such payments must begin within 12 months of the date of death in all cases.

      b) Where the Beneficiary or other payee under paragraph (a) is not a natural person, such period may not extend beyond the fifth anniversary of the date of the death.

      c) If the GMWB for Life rider is issued under a Qualified Contract and the death occurs on or after the Required Beginning Date of distributions to the participant under Code Section 401(a)(9), the period for the payments described in paragraph (a) above may not exceed the longer of: (i) the Beneficiary's or other payee's remaining life expectancy or (ii) the deceased Annuitant's remaining life expectancy in the year of his or her death, reduced by one for each calendar year thereafter.

      d) Where under other sections of the GMWB for Life rider, any payment described in this section ("Effect on Death Benefits") is payable over a shorter period of time, required to begin at an earlier date, or would otherwise be paid more rapidly than under this section ("Effect on Death Benefit"), then such payment will be made under the terms of such other provision.

If annual payments must exceed the AWB in order to comply with these requirements, then these payments will not result in a Partial Withdrawal Reduction to the RBB and AWB as described in the RBB and AWB sections of the GMWB for Life rider. Each withdrawal will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

You should consult with your tax advisor prior to purchasing a variable annuity contract and optional rider such as the GMWB for Life.

CONTRACT CONTINUATION BY THE BENEFICIARY Under the Joint Life Option, if the spousal beneficiary elects to continue the Contract instead of receiving the death benefit, the GMWB for Life rider will also continue for the benefit of the spouse. Upon the death of the spouse, the LWB will terminate. However, if there are any remaining AWB payments, such payments may be continued by a surviving beneficiary instead of receiving a death benefit. In such case payments will be made annually on the next rider anniversary, no further resets will be made of the RBB, and the RBB will be reduced by the amount of each payment. Upon the death of such beneficiary, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

Under the Single Life Option, the LWB terminates when a death benefit becomes payable under the Contract, regardless of whether the Contract is continued by a beneficiary. If a non-spousal beneficiary continues the Contract, even under the Joint Life Option, the LWB terminates. However, if there are any remaining AWB payments, such payments may also be continued by a surviving beneficiary as described in the preceding paragraph.

Payments made under the Continuation by the Beneficiary provision of the GMWB for Life rider will be adjusted to the extent required so that upon the death of the owner (or upon the death of the Annuitant where the owner is not a natural person), the RBB is paid out at regular intervals in non-increasing annual payments over a period no longer than permitted under Code Section 72(s) in the case of a rider made a part of a non-qualified Contract.

For riders issued under a Qualified Contract, the payments under the Continuation by the Beneficiary provision of the GMWB for Life rider must be paid out at regular intervals in non-increasing annual payments made over a period no longer than that permitted under Code Section 401(a)(9) and the regulations thereunder.

Payments to the Beneficiary or to the owner's estate on the death of the owner, or payments to the Beneficiary's estate (or to the successor beneficiary) in the case of the Beneficiary's death must be made beginning within twelve months of such death in each case and will be made at least as rapidly as under the payment method, if any, being used at the time of the death.

CONTRACT VALUE REDUCES TO ZERO If your Contract Value reduces to zero for reasons other than you making 1) a withdrawal that exceeds your AWB or LWB or 2) a full withdrawal of your Contract Value, and the minimum age has already been reached to be eligible to receive LWB payments, then we will automatically begin paying you annual payments equal to the LWB as long as you (or you or your spouse under the Joint Life Option) are alive unless you elect to receive annual payments equal to the AWB as set forth below. Payments will be made once a year on each rider effective date anniversary starting with the next anniversary. Each payment will reduce the RBB by the amount of the payment. Alternatively, you have the option to elect in writing to instead receive annual payments equal to the current AWB, as of the date your written election is received in good order at our Home Office, until the RBB is depleted. Upon such election, we will begin paying you the AWB starting on the next rider effective date anniversary following the date your written election is received in good order in our Home Office.

If the minimum age to be eligible for LWB payments has not yet been reached, and the RBB is greater than zero, we will automatically begin paying you annual payments equal to the AWB until the RBB is depleted. All other rights under your Contract cease, we will no longer accept subsequent Purchase Payments and no future resets will be allowed. All other optional endorsements are terminated without value.

Upon your death (or your or your spouse's death under the Joint Life Option), your Beneficiary(s) will receive the following:

      1) Under the Single Life Option, the LWB will be set to $0.00 and the beneficiary(s) will receive annual payments equal to the current AWB until the RBB is depleted. No other death benefit or Enhanced Stepped-Up Provision (if any) will be paid if the RBB is already equal to zero upon the owner's death. The death benefit under the Contract is cancelled. Upon the beneficiary's death, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

      2) Under the Joint Life Option, the terms of the rider continue and we will continue to your spouse annual payments equal to either the LWB or AWB according to your election prior to your death and the terms described above. The death benefit under the Contract is cancelled. Upon the spouse's death, the LWB will be set to $0.00 and the spousal beneficiary's estate or Beneficiary, as applicable, will receive annual payments equal to the current AWB until the RBB is depleted. Upon that beneficiary's death, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

      3) Payments made under the "Contract value reduces to Zero" provision of the GMWB for Life rider will be adjusted to the extent required so that upon the death of the owner, the RBB is paid out at regular intervals in non-increasing annual payments over a period no longer than permitted under Code Section 72(s) in the case of a rider made a part of a non-qualified Contract.

      4) For riders issued under a Contract that is issued to an Individual Retirement Account under Code Section 408(a), an Individual Retirement Annuity under Code Section 408(b), a Roth IRA annuity under Code Section 408A, a SIMPLE IRA annuity under Code Section 408(p) or any other annuity under an employer's retirement plan that is subject to the required minimum distribution rules under Code
            Section 401(a)(9), including the after-death distribution rules under Code Section 401(a)(9)(B) ("Qualified Contracts"), The payments under this provision of the GMWB for Life rider will be adjusted as required to be paid out in a non-increasing annual payments over a period no longer than permitted under Code Section 401(a)(9).

Payments to the Beneficiary (or to the owner's estate on the death of the owner), or payments to the successor beneficiary (or to the Beneficiary's estate) in the case of the Beneficiary's death must be made beginning within twelve months of such death in each case and will be made at least as rapidly as under the payment method, if any, being used at the time of the death.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB" OR "ACCUMULATION ADVANTAGE")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected a GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

- If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to or during that 12-month period, then no benefit is due. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.

- If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal

     Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.

Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                                INCREASING CONTRACT VALUE                       DECLINING CONTRACT VALUE
                                        BASE                                            BASE
                                    CALCULATION                                     CALCULATION
                    CONTRACT VALUE     AMOUNT        BENEFIT BASE   CONTRACT VALUE     AMOUNT        BENEFIT BASE
------------------  --------------  -----------     --------------  --------------  --------------  ---------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                   $100,000       $100,000      Not Applicable     $100,000     $   100,000      Not Applicable
VALUE AS OF RIDER
MATURITY DATE          $115,000       $100,000         $100,000        $ 85,000     $   100,000         $100,000

AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                         $      0 (1)                                  $    15,000(2)

--------------

(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT

                  ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS   ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
                  -------------------------------------------- ----------------------------------------------
                                                    BASE                                            BASE
                                     PURCHASE     CALCULATION                     PURCHASE       CALCULATION
                  CONTRACT VALUE     PAYMENT        AMOUNT     CONTRACT VALUE      PAYMENT         AMOUNT
                  --------------  --------------  ------------ --------------  ---------------  -------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                 $100,000        $100,000       $100,000      $100,000         $100,000         $100,000

VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT     $120,000     Not Applicable    $100,000      $120,000      Not Applicable      $100,000

VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT     $130,000        $10,000        $110,000      $130,000         $10,000          $100,000

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT

                                                       ASSUMING INCREASING CONTRACT VALUE
                            -----------------------------------------------------------------------------------
                                                                                                 REDUCTION TO
                            CONTRACT  BASE CALCULATION  PARTIAL WITHDRAWAL  PARTIAL SURRENDER  BASE CALCULATION
                              VALUE        AMOUNT             AMOUNT            REDUCTION           AMOUNT
                            --------  ----------------  ------------------  -----------------  ----------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE              $100,000      $100,000        Not Applicable      Not Applicable    Not Applicable
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL          $115,000      $100,000        Not Applicable      Not Applicable    Not Applicable
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                  $105,000      $ 90,000             $10,000             $8,696            $10,000

                                                      ASSUMING DECLINING CONTRACT VALUE
                            -----------------------------------------------------------------------------------
                                                                                                REDUCTION TO
                            CONTRACT  BASE CALCULATION  PARTIAL WITHDRAWAL  PARTIAL SURRENDER  BASE CALCULATION
                              VALUE        AMOUNT             AMOUNT            REDUCTION          AMOUNT
                            --------  ----------------  ------------------  -----------------  ----------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE              $100,000      $100,000        Not Applicable      Not Applicable    Not Applicable
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL          $ 85,000      $100,000        Not Applicable      Not Applicable    Not Applicable
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                  $ 75,000      $ 88,235             $10,000            $11,765            $11,765

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

      - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

      - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

      - If you make an additional Purchase Payment, you can only allocate up to 80% of the Purchase Payment to Subaccounts that we classify as Class A.

      - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payment to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Class B Subaccounts that are currently offered under the Contract. The remaining Subaccounts are classified as Class A.

       CLASS B SUBACCOUNTS/
       UNDERLYING FUNDS
METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer America Income VCT Portfolio
   Pioneer Global High Yield VCT Portfolio
   Pioneer High Yield VCT Portfolio
   Pioneer Strategic Income VCT Portfolio

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

      Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new

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      GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

      Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

      - Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

      - If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

      - Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

      - If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such

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            withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments,
(c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts, 70th birthday for Qualified Contracts, or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70-1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

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The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3.0% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

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ANNUITY OPTIONS

Subject to the conditions described in Election of Options above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period on the specifications page of the Contract.

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                        MISCELLANEOUS CONTRACT PROVISIONS

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states, we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: Separate Account Thirteen and Separate Account Fourteen, respectively. References to "Separate Account" refer either to Separate Account Thirteen or Separate Account Fourteen, depending on the issuer of your Contract. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as

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amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer the assets of the Separate Account to another account and/or to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

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                           FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%, respectively. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including
IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59-1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract or from any applicable payment and pay it directly to the IRS.

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TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any tax-qualified employee pension or retirement savings plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs (including Roth IRAs), tax sheltered annuities established by public school systems or certain tax exempt organizations under Code Section 403(b), corporate-sponsored pension, retirement savings and profit sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

HURRICANE RELIEF

LOANS. Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma, whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your tax advisor to determine if hurricane relief is available to your particular situation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70-1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70-1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated

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Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract benfeciaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Earnings Preservation Benefit, as well as all living benefits such as GMIB and GMWB) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59-1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70-1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59-1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59-1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

      -     a non-taxable return of your purchase payment; or

      -     a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59-1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

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

GUARANTEED BENEFITS. If you have purchased a GMWB, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the account balance (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the account balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GMWB exceeds the account balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

We reserve the right to change our tax reporting practices where we determine they are not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut (formerly The Travelers Life and Annuity Company) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and the Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.

MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDLLC may enter into similar arrangements with their other affiliates Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. See the Statement of Additional Information -- "DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received additional compensation during 2005, as well as the range of additional compensation paid.

The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds which may be offered in the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC, Met Investors Advisory LLC and Pioneer Investment Management, Inc. MetLife Investment Funds Management LLC, MetLife Advisers, LLC, and MetLife Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALES BY AFFILIATES OF THE COMPANY. The Company and MLIDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative.

Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Registered representatives of our affiliate, Metropolitan Life Insurance Company, receive cash payments for the products they sell and service based upon a `gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representative are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Companies, similar to other life insurance companies, are involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Companies do not believe any such action or proceeding will have a material adverse effect upon the separate account or upon the ability of MLIDLLC to perform its contract with the separate account or of either Company to meet its obligations under the applicable Contract.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION

         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this Prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this Prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
   Money Market Portfolio (8/03).............................  2005      0.989           1.002             127,661
                                                               2004      0.994           0.989              55,015
                                                               2003      1.000           0.994              13,810

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund --
   Series II (9/03)..........................................  2005      1.283           1.371              61,224
                                                               2004      1.225           1.283              39,093
                                                               2003      1.000           1.225              16,655

   AIM V.I. Mid Cap Core Equity Fund --
   Series II (12/03).........................................  2005      1.392           1.470              75,943
                                                               2004      1.244           1.392               4,645
                                                               2003      1.000           1.244                  --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03).............................................  2005      1.329           1.353             371,617
                                                               2004      1.216           1.329             259,711
                                                               2003      1.000           1.216              33,517

   Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (11/03)............................................  2005      1.465           1.512             163,746
                                                               2004      1.335           1.465             142,176
                                                               2003      1.000           1.335                  --

   Templeton Foreign Securities Fund -- Class 2 Shares
   (9/03)....................................................  2005      1.562           1.694             159,523
                                                               2004      1.338           1.562             136,647
                                                               2003      1.000           1.338              10,473

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)...................................   2005      1.346           1.453             143,457
                                                               2004      1.257           1.346              47,535
                                                               2003      1.000           1.257               1,293

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2005       1.295         1.337              372,259
                                                               2004       1.233         1.295              247,784
                                                               2003       1.000         1.233               29,629

   Oppenheimer Global Securities Fund/VA -- Service Shares
   (11/03)..................................................   2005       1.654         1.858              201,739
                                                               2004       1.413         1.654              130,771
                                                               2003       1.000         1.413                2,962

Pioneer Variable Contracts Trust
   Pioneer AmPac Growth VCT Portfolio -- Class II (7/04)....   2005       1.002         0.998                6,230
                                                               2004       0.994         1.002                   --

   Pioneer America Income VCT Portfolio -- Class II Shares
   (12/03)..................................................   2005       1.010         1.012              177,201
                                                               2004       0.996         1.010              114,631
                                                               2003       1.000         0.996                8,327

   Pioneer Balanced VCT Portfolio -- Class II Shares (11/03)   2005       1.143         1.168               66,867
                                                               2004       1.110         1.143               31,780
                                                               2003       1.000         1.110                   --

   Pioneer Cullen Value VCT Portfolio -- Class II Shares
   (7/05)...................................................   2005       1.020         1.086               59,240

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)...........................................   2005       1.765         2.391               18,563
                                                               2004       1.510         1.765               19,451
                                                               2003       1.000         1.510                   --

   Pioneer Equity Income VCT Portfolio -- Class II Shares
   (9/03)...................................................   2005       1.377         1.430              130,534
                                                               2004       1.205         1.377              114,770
                                                               2003       1.000         1.205               12,289

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
Pioneer Europe VCT Portfolio -- Class II Shares (9/03).......  2005      1.493           1.585                  --
                                                               2004      1.283           1.493                  --
                                                               2003      1.000           1.283                  --

Pioneer Fund VCT Portfolio -- Class II Shares (9/03).........  2005      1.324           1.382             162,705
                                                               2004      1.213           1.324              53,093
                                                               2003      1.000           1.213               5,141

Pioneer Global High Yield VCT Portfolio -- Class II
Shares (7/05)................................................  2005      1.026           1.041              77,824

Pioneer Growth Shares VCT Portfolio -- Class II Shares
(11/03)......................................................  2005      1.208           1.228              90,378
                                                               2004      1.154           1.208              65,311
                                                               2003      1.000           1.154                  --

Pioneer High Yield VCT Portfolio -- Class II Shares
(9/03).......................................................  2005      1.223           1.224             171,546
                                                               2004      1.153           1.223             137,405
                                                               2003      1.000           1.153              14,646

Pioneer Ibbotson Aggressive Allocation VCT Portfolio --
Class II Shares (7/05).......................................  2005      1.014           1.085                  --

Pioneer Ibbotson Growth Allocation VCT Portfolio --
Class II Shares (4/05).......................................  2005      0.991           1.065                  --

Pioneer Ibbotson Moderate Allocation VCT Portfolio --
Class II Shares (4/05).......................................  2005      0.976           1.050              56,719

Pioneer International Value VCT Portfolio -- Class II
Shares (1/04)................................................  2005      1.504           1.706              17,330
                                                               2004      1.290           1.504              17,330
                                                               2003      1.000           1.290                  --

Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
(9/03).......................................................  2005      1.587           1.682             286,391
                                                               2004      1.324           1.587             223,479
                                                               2003      1.000           1.324              11,380

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Class II Shares (5/04)....................................  2005      1.095           1.167             148,247
                                                               2004      1.023           1.095              61,245

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (9/03).............................................  2005      1.681           1.901              61,710
                                                               2004      1.261           1.681              53,949
                                                               2003      1.000           1.261                  --

   Pioneer Small and Mid Cap Growth VCT Portfolio -- Class
   II (7/04).................................................  2005      1.074           1.106              45,136
                                                               2004      1.050           1.074              27,027

   Pioneer Small Cap Value VCT Portfolio -- Class II Shares
   (9/03)....................................................  2005      1.599           1.749              30,295
                                                               2004      1.355           1.599              26,176
                                                               2003      1.000           1.355               7,387

   Pioneer Small Company VCT Portfolio -- Class II Shares
   (6/03)....................................................  2005      1.433           1.434                  --
                                                               2004      1.285           1.433                  --
                                                               2003      1.000           1.285                  --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (9/03).............................................  2005      1.179           1.190             206,023
                                                               2004      1.089           1.179             174,929
                                                               2003      1.000           1.089              18,718

   Pioneer Value VCT Portfolio -- Class II Shares (12/03)....  2005      1.307           1.347              36,932
                                                               2004      1.192           1.307              38,899
                                                               2003      1.000           1.192               3,492

Salomon Brothers Variable Series Funds Inc.
   Salomon Brothers Variable All Cap Fund -- Class II
   (4/05)....................................................  2005      0.951           1.037              49,141

   Total Return Fund -- Class II (6/03)......................  2005      1.191           1.207             119,061
                                                               2004      1.115           1.191              74,720
                                                               2003      1.000           1.115              42,640

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.45%

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
   Money Market Portfolio (8/03).............................  2005      0.994           0.998                  --
                                                               2004      1.000           0.994                  --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund --
   Series II (9/03)..........................................  2005      1.054           1.117                  --
                                                               2004      1.000           1.054                  --

   AIM V.I. Mid Cap Core Equity Fund --
   Series II (12/03).........................................  2005      1.065           1.115                  --
                                                               2004      1.000           1.065                  --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03).............................................  2005      1.072           1.082                  --
                                                               2004      1.000           1.072                  --

   Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (11/03)............................................  2005      1.084           1.109                  --
                                                               2004      1.000           1.084                  --

   Templeton Foreign Securities Fund -- Class 2 Shares
   (9/03)....................................................  2005      1.155           1.242                  --
                                                               2004      1.000           1.155                  --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)....................................  2005      1.052           1.126                  --
                                                               2004      1.000           1.052                  --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03).............................................  2005      1.046           1.071                  --
                                                               2004      1.000           1.046                  --

   Oppenheimer Global Securities Fund/VA -- Service Shares
   (11/03)...................................................  2005      1.168           1.300                  --
                                                               2004      1.000           1.168                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
Pioneer Variable Contracts Trust
   Pioneer AmPac Growth VCT Portfolio -- Class II (7/04).....  2005      0.992           0.979                  --
                                                               2004      0.989           0.992                  --

   Pioneer America Income VCT Portfolio -- Class II Shares
   (12/03)...................................................  2005      1.032           1.025                  --
                                                               2004      1.000           1.032                  --

   Pioneer Balanced VCT Portfolio -- Class II Shares
   (11/03)...................................................  2005      1.025           1.038                  --
                                                               2004      1.000           1.025                  --

   Pioneer Cullen Value VCT Portfolio -- Class II Shares
   (7/05)....................................................  2005      1.017           1.078                  --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)............................................  2005      1.295           1.738                  --
                                                               2004      1.000           1.295                  --

   Pioneer Equity Income VCT Portfolio -- Class II Shares
   (9/03)....................................................  2005      1.124           1.158                  --
                                                               2004      1.000           1.124                  --

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)....  2005      1.177           1.238                  --
                                                               2004      1.000           1.177                  --

   Pioneer Fund VCT Portfolio -- Class II Shares (9/03)......  2005      1.090           1.127                  --
                                                               2004      1.000           1.090                  --

   Pioneer Global High Yield VCT Portfolio -- Class II
   Shares (7/05).............................................  2005      1.023           1.033                  --

   Pioneer Growth Shares VCT Portfolio -- Class II Shares
   (11/03)...................................................  2005      1.081           1.088                  --
                                                               2004      1.000           1.081                  --

   Pioneer High Yield VCT Portfolio -- Class II Shares
   (9/03)....................................................  2005      1.084           1.076                  --
                                                               2004      1.000           1.084                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
Pioneer Ibbotson Aggressive Allocation VCT Portfolio --
Class II Shares (7/05).......................................  2005      1.012           1.077                  --

Pioneer Ibbotson Growth Allocation VCT Portfolio --
Class II Shares (4/05).......................................  2005      0.991           1.058                  --

Pioneer Ibbotson Moderate Allocation VCT Portfolio --
Class II Shares (4/05).......................................  2005      0.975           1.043                  --

Pioneer International Value VCT Portfolio -- Class II
Shares (1/04)................................................  2005      1.170           1.315                  --
                                                               2004      1.000           1.170                  --

Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
(9/03).......................................................  2005      1.143           1.201                  --
                                                               2004      1.000           1.143                  --

Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
Class II Shares (5/04).......................................  2005      1.070           1.129                  --
                                                               2004      1.000           1.070                  --

Pioneer Real Estate Shares VCT Portfolio -- Class II
Shares (9/03)................................................  2005      1.307           1.465                  --
                                                               2004      1.000           1.307                  --

Pioneer Small and Mid Cap Growth VCT Portfolio -- Class
II (7/04)....................................................  2005      1.010           1.031                  --
                                                               2004      0.992           1.010                  --

Pioneer Small Cap Value VCT Portfolio -- Class II Shares
(9/03).......................................................  2005      1.153           1.250                  --
                                                               2004      1.000           1.153                  --

Pioneer Small Company VCT Portfolio -- Class II Shares
(6/03).......................................................  2005      1.107           1.098                  --
                                                               2004      1.000           1.107                  --

Pioneer Strategic Income VCT Portfolio -- Class II
Shares (9/03)................................................  2005      1.098           1.098                  --
                                                               2004      1.000           1.098                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
   Pioneer Value VCT Portfolio -- Class II Shares (12/03)....  2005      1.086           1.109                  --
                                                               2004      1.000           1.086                  --

Salomon Brothers Variable Series Funds Inc.
   Salomon Brothers Variable All Cap Fund -- Class II
   (4/05)....................................................  2005      0.949           1.029                  --

   Total Return Fund -- Class II (6/03)......................  2005      1.053           1.058                  --
                                                               2004      1.000           1.053                  --

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Franklin Small Cap Fund -- Class 2 Shares changed its name to Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares.

Effective 08/05: Pioneer Papp Small and Mid Cap Growth VCT Portfolio -- Class II Shares changed its name to Pioneer Small and Mid Cap Growth VCT Portfolio -- Class II Shares.

Effective 08/05: Pioneer Papp America -- Pacific Rim Fund VCT -- Class II Shares changed its name to Pioneer AmPac Growth VCT Portfolio -- Class II Shares.

                  APPENDIX B -- CONDENSED FINANCIAL INFORMATION

         METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this Prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this Prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
   Money Market Portfolio (6/03).............................  2005      0.989          1.002               17,323
                                                               2004      0.994          0.989               60,459
                                                               2003      1.000          0.994               59,552

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund --
   Series II (6/03)..........................................  2005      1.283          1.371               90,361
                                                               2004      1.225          1.283               70,363
                                                               2003      1.000          1.225              102,973

   AIM V.I. Mid Cap Core Equity Fund --
   Series II (6/03)..........................................  2005      1.392          1.470              138,051
                                                               2004      1.244          1.392              138,541
                                                               2003      1.000          1.244               16,060

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03).............................................  2005      1.329          1.353              464,455
                                                               2004      1.216          1.329              415,254
                                                               2003      1.000          1.216              263,583

   Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (6/03).............................................  2005      1.465          1.512              178,373
                                                               2004      1.335          1.465              206,802
                                                               2003      1.000          1.335              121,712

   Templeton Foreign Securities Fund -- Class 2 Shares
   (6/03)....................................................  2005      1.562          1.694              181,047
                                                               2004      1.338          1.562               97,374
                                                               2003      1.000          1.338               46,950

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (7/03)....................................  2005      1.346          1.453              275,500
                                                               2004      1.257          1.346              265,847
                                                               2003      1.000          1.257              135,300

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03).............................................  2005      1.295          1.337              210,125
                                                               2004      1.233          1.295              245,463
                                                               2003      1.000          1.233              346,877

   Oppenheimer Global Securities Fund/VA -- Service Shares
   (8/03)....................................................  2005      1.654          1.858              106,627
                                                               2004      1.413          1.654               91,372
                                                               2003      1.000          1.413               96,013

Pioneer Variable Contracts Trust
   Pioneer AmPac Growth VCT Portfolio -- Class II (4/04).....  2005      1.002          0.998                   --
                                                               2004      1.027          1.002                   --

   Pioneer America Income VCT Portfolio -- Class II Shares
   (7/03)....................................................  2005      1.010          1.012              190,197
                                                               2004      0.996          1.010              186,533
                                                               2003      1.000          0.996               75,439

   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03)..  2005      1.143          1.168              114,955
                                                               2004      1.110          1.143               57,039
                                                               2003      1.000          1.110              107,929

   Pioneer Cullen Value VCT Portfolio -- Class II Shares
   (7/05)....................................................  2005      1.006          1.086               35,442

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03).............................................  2005      1.765          2.391               37,073
                                                               2004      1.510          1.765               28,063
                                                               2003      1.000          1.510               27,892

   Pioneer Equity Income VCT Portfolio -- Class II Shares
   (6/03)....................................................  2005      1.377          1.430              268,042
                                                               2004      1.205          1.377              227,382
                                                               2003      1.000          1.205              477,856

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
Pioneer Europe VCT Portfolio -- Class II Shares (9/03).......  2005      1.493           1.585              10,286
                                                               2004      1.283           1.493              11,186
                                                               2003      1.000           1.283              11,186

Pioneer Fund VCT Portfolio -- Class II Shares (6/03).........  2005      1.324           1.382             451,670
                                                               2004      1.213           1.324             827,946
                                                               2003      1.000           1.213             224,211

Pioneer Global High Yield VCT Portfolio -- Class II
Shares (9/05)................................................  2005      1.034           1.041                  --

Pioneer Growth Shares VCT Portfolio -- Class II Shares
(7/03).......................................................  2005      1.208           1.228              57,046
                                                               2004      1.154           1.208              60,163
                                                               2003      1.000           1.154              30,996

Pioneer High Yield VCT Portfolio -- Class II Shares
(6/03).......................................................  2005      1.223           1.224             952,907
                                                               2004      1.153           1.223           1,312,795
                                                               2003      1.000           1.153             987,536

Pioneer Ibbotson Aggressive Allocation VCT Portfolio --
Class II Shares (3/05).......................................  2005      0.987           1.085             101,347

Pioneer Ibbotson Growth Allocation VCT Portfolio --
Class II Shares (7/05).......................................  2005      1.019           1.065              67,694

Pioneer Ibbotson Moderate Allocation VCT Portfolio --
Class II Shares (4/05).......................................  2005      0.999           1.050                  --

Pioneer International Value VCT Portfolio -- Class II
Shares (7/03)................................................  2005      1.504           1.706              13,270
                                                               2004      1.290           1.504              13,236
                                                               2003      1.000           1.290              13,806

Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
(6/03).......................................................  2005      1.587           1.682             213,464
                                                               2004      1.324           1.587             221,978
                                                               2003      1.000           1.324             102,907

                        CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Class II Shares (4/04)....................................  2005      1.095           1.167              29,435
                                                               2004      1.039           1.095              55,286

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03).............................................  2005      1.681           1.901              38,066
                                                               2004      1.261           1.681              17,124
                                                               2003      1.000           1.261               7,399

   Pioneer Small and Mid Cap Growth VCT Portfolio -- Class
   II (3/04).................................................  2005      1.074           1.106              25,157
                                                               2004      0.990           1.074              48,035

   Pioneer Small Cap Value VCT Portfolio -- Class II Shares
   (8/03)....................................................  2005      1.599           1.749             100,795
                                                               2004      1.355           1.599              92,203
                                                               2003      1.000           1.355              79,274

   Pioneer Small Company VCT Portfolio -- Class II Shares
   (6/03)....................................................  2005      1.433           1.434               3,771
                                                               2004      1.285           1.433               4,694
                                                               2003      1.000           1.285               2,996

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (6/03).............................................  2005      1.179           1.190             505,065
                                                               2004      1.089           1.179             434,953
                                                               2003      1.000           1.089              73,086

   Pioneer Value VCT Portfolio -- Class II Shares (7/03).....  2005      1.307           1.347              32,323
                                                               2004      1.192           1.307              49,476
                                                               2003      1.000           1.192              22,290

Salomon Brothers Variable Series Funds Inc.
   Salomon Brothers Variable All Cap Fund -- Class II
   (11/05)...................................................  2005      1.018           1.037                  --

   Total Return Fund -- Class II (6/03)......................  2005      1.191           1.207             111,751
                                                               2004      1.115           1.191             122,812
                                                               2003      1.000           1.115              18,372

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.45%

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
   Money Market Portfolio (6/03).............................  2005      0.994           0.998                  --
                                                               2004      1.000           0.994                  --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund --
   Series II (6/03)..........................................  2005      1.054           1.117                  --
                                                               2004      1.000           1.054                  --

   AIM V.I. Mid Cap Core Equity Fund --
   Series II (6/03)..........................................  2005      1.065           1.115                  --
                                                               2004      1.000           1.065                  --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03).............................................  2005      1.072           1.082                  --
                                                               2004      1.000           1.072                  --

   Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (6/03).............................................  2005      1.084           1.109                  --
                                                               2004      1.000           1.084                  --

   Templeton Foreign Securities Fund -- Class 2 Shares
   (6/03)....................................................  2005      1.155           1.242                  --
                                                               2004      1.000           1.155                  --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (7/03)....................................  2005      1.052           1.126                  --
                                                               2004      1.000           1.052                  --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03).............................................  2005      1.046           1.071                  --
                                                               2004      1.000           1.046                  --

   Oppenheimer Global Securities Fund/VA -- Service Shares
   (8/03)....................................................  2005      1.168           1.300                  --
                                                               2004      1.000           1.168                  --

Pioneer Variable Contracts Trust
   Pioneer AmPac Growth VCT Portfolio -- Class II (4/04).....  2005      0.992           0.979                  --
                                                               2004      1.000           0.992                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
Pioneer America Income VCT Portfolio -- Class II Shares
(7/03).......................................................  2005      1.032           1.025                  --
                                                               2004      1.000           1.032                  --

Pioneer Balanced VCT Portfolio -- Class II Shares (6/03).....  2005      1.025           1.038                  --
                                                               2004      1.000           1.025                  --

Pioneer Cullen Value VCT Portfolio -- Class II Shares
(7/05).......................................................  2005      1.003           1.078                  --

Pioneer Emerging Markets VCT Portfolio -- Class II
Shares (6/03)................................................  2005      1.295           1.738                  --
                                                               2004      1.000           1.295                  --

Pioneer Equity Income VCT Portfolio -- Class II Shares
(6/03).......................................................  2005      1.124           1.158                  --
                                                               2004      1.000           1.124                  --

Pioneer Europe VCT Portfolio -- Class II Shares (9/03).......  2005      1.177           1.238                  --
                                                               2004      1.000           1.177                  --

Pioneer Fund VCT Portfolio -- Class II Shares (6/03).........  2005      1.090           1.127                  --
                                                               2004      1.000           1.090                  --

Pioneer Global High Yield VCT Portfolio -- Class II
Shares (9/05)................................................  2005      1.030           1.033                  --

Pioneer Growth Shares VCT Portfolio -- Class II Shares
(7/03).......................................................  2005      1.081           1.088                  --
                                                               2004      1.000           1.081                  --

Pioneer High Yield VCT Portfolio -- Class II Shares
(6/03).......................................................  2005      1.084           1.076                  --
                                                               2004      1.000           1.084                  --

Pioneer Ibbotson Aggressive Allocation VCT Portfolio --
Class II Shares (3/05).......................................  2005      0.987           1.077                  --

Pioneer Ibbotson Growth Allocation VCT Portfolio --
Class II Shares (7/05).......................................  2005      1.016           1.058                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
   Pioneer Ibbotson Moderate Allocation VCT Portfolio --
   Class II Shares (4/05)....................................  2005      0.999           1.043                  --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (7/03).............................................  2005      1.170           1.315                  --
                                                               2004      1.000           1.170                  --

   Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
   (6/03)....................................................  2005      1.143           1.201                  --
                                                               2004      1.000           1.143                  --

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Class II Shares (4/04)....................................  2005      1.070           1.129                  --
                                                               2004      1.000           1.070                  --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03).............................................  2005      1.307           1.465                  --
                                                               2004      1.000           1.307                  --

   Pioneer Small and Mid Cap Growth VCT Portfolio -- Class
   II (3/04).................................................  2005      1.010           1.031                  --
                                                               2004      1.000           1.010                  --

   Pioneer Small Cap Value VCT Portfolio -- Class II Shares
   (8/03)....................................................  2005      1.153           1.250                  --
                                                               2004      1.000           1.153                  --

   Pioneer Small Company VCT Portfolio -- Class II Shares
   (6/03)....................................................  2005      1.107           1.098                  --
                                                               2004      1.000           1.107                  --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (6/03).............................................  2005      1.098           1.098                  --
                                                               2004      1.000           1.098                  --

   Pioneer Value VCT Portfolio -- Class II Shares (7/03).....  2005      1.086           1.109                  --
                                                               2004      1.000           1.086                  --

Salomon Brothers Variable Series Funds Inc.
   Salomon Brothers Variable All Cap Fund -- Class II
   (11/05)...................................................  2005      1.011           1.029                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                     UNIT VALUE AT                 NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR      YEAR        END OF YEAR     END OF YEAR
-------------------------------------------------------------  ----  -------------  -------------  ---------------
   Total Return Fund -- Class II (6/03).....................   2005       1.053          1.058                  --
                                                               2004       1.000          1.053                  --

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Franklin Small Cap Fund -- Class 2 Shares changed its name to Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares.

Effective 08/05: Pioneer Papp Small and Mid Cap Growth VCT Portfolio -- Class II Shares changed its name to Pioneer Small and Mid Cap Growth VCT Portfolio -- Class II Shares.

Effective 08/05: Pioneer Papp America -- Pacific Rim Fund VCT -- Class II Shares changed its name to Pioneer AmPac Growth VCT Portfolio -- Class II Shares.

                                   APPENDIX C

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the Prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract

                                   APPENDIX D

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE CONTRACT IS
                                    ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

      (a)   is Medicare approved as a provider of skilled nursing care services;
            and

      (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

      (a) is licensed as a nursing care facility by the state in which it is licensed;

      (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

      (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

      (d) provides, as a primary function, nursing care and room and board; and charges for these services;

      (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

      (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

      (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

      (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

      (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

      (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

      (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

      (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following our receipt of proper written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                           The Insurance Company
                           Principal Underwriter
                           Distribution and Principal Underwriting Agreement Valuation of Assets
                           Federal Tax Considerations
                           Independent Registered Public Accounting Firm Financial Statements

Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to us at One Cityplace, 185 Asylum St., 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-72-73-87 and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-72-73-87.

Name:________________________________________

Address:_____________________________________

CHECK BOX:

[  ]  MIC-Book--72-73-87

[  ]  MLAC-Book-72-73-87

                       THIS PAGE INTENTIONALLY LEFT BLANK.

Book 72                                                              May 1, 2006

                   PORTFOLIO ARCHITECT II ANNUITY PROSPECTUS:
         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This prospectus describes PORTFOLIO ARCHITECT II ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Insurance Company and The Travelers Life and Annuity Company, respectively).* MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts".

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. If you select Variable Funding Options, your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available for Contracts purchased on or after May 1, 2006 are:

AMERICAN FUNDS INSURANCE SERIES -- Class 2
   American Funds Global Growth Fund
   American Funds Growth Fund
   American Funds Growth-Income Fund
DREYFUS VARIABLE INVESTMENT FUND -- Initial Shares
   Dreyfus Variable Investment Fund Appreciation Portfolio
   Dreyfus Variable Investment Fund Developing Leaders Portfolio FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- Class 2
   Templeton Developing Markets Securities Fund
   Templeton Foreign Securities Fund
JANUS ASPEN SERIES -- Service Shares
   Global Technology Portfolio
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. -- Class I+
   Legg Mason Partners Variable All Cap Portfolio+
   Legg Mason Partners Variable Investors Portfolio+
   Legg Mason Partners Variable Large Cap Growth Portfolio+
   Legg Mason Partners Variable Small Cap Growth Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II+
   Legg Mason Partners Variable Aggressive Growth Portfolio --
      Class I+
   Legg Mason Partners Variable Equity Index Portfolio -- Class II+ Legg Mason Partners Variable Growth and Income Portfolio --
      Class I+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.+
   Legg Mason Partners Variable Adjustable Rate Income Portfolio+ Legg Mason Partners Variable Social Awareness Stock Portfolio+
MET INVESTORS SERIES TRUST
   Batterymarch Mid-Cap Stock Portfolio -- Class A+
   Dreman Small-Cap Value Portfolio -- Class A+
   Federated High Yield Portfolio -- Class A+
   Harris Oakmark International Portfolio -- Class A+
   Janus Capital Appreciation Portfolio -- Class A+
   Legg Mason Partners Managed Assets Portfolio -- Class A+
   Lord Abbett Bond Debenture Portfolio -- Class A+
   Lord Abbett Growth and Income Portfolio -- Class B+
   Lord Abbett Mid-Cap Value Portfolio -- Class B+
   Mercury Large-Cap Core Portfolio -- Class A+
   Met/AIM Capital Appreciation Portfolio -- Class A+
   Met/AIM Small Cap Growth Portfolio -- Class A+
   MFS(R) Value Portfolio -- Class A+
   Neuberger Berman Real Estate Portfolio -- Class A+
   Pioneer Fund Portfolio -- Class A+
   Pioneer Mid-Cap Value Portfolio -- Class A+
   Pioneer Strategic Income Portfolio -- Class A+
   Third Avenue Small Cap Value Portfolio -- Class B+
METROPOLITAN SERIES FUND, INC.
   BlackRock Aggressive Growth Portfolio -- Class D+
   BlackRock Bond Income Portfolio -- Class A+
   BlackRock Money Market Portfolio -- Class A+
   FI Large Cap Portfolio -- Class A+
   FI Value Leaders Portfolio -- Class D+
   MFS Total Return Portfolio -- Class F+
   Oppenheimer Global Equity Portfolio -- Class B+
   Western Asset Management High Yield Bond Portfolio -- Class A+ Western Asset Management U.S. Government Portfolio -- Class A+
PIMCO VARIABLE INSURANCE TRUST -- Administrative Class
   Real Return Portfolio
   Total Return Portfolio
PUTNAM VARIABLE TRUST -- Class IB
   Putnam VT Small Cap Value Fund
VAN KAMPEN LIFE INVESTMENT TRUST -- Class II
   Comstock Portfolio
VARIABLE INSURANCE PRODUCTS FUND -- Service Class 2
   VIP Contrafund(R) Portfolio
   VPI Mid Cap Portfolio
METROPOLITAN SERIES FUND, INC. -- ASSET ALLOCATION PORTFOLIOS --
   Class B
   MetLife Conservative Allocation Portfolio+
   MetLife Conservative to Moderate Allocation Portfolio+
   MetLife Moderate Allocation Portfolio+
   MetLife Moderate to Aggressive Allocation Portfolio+
   MetLife Aggressive Allocation Portfolio+

--------------
+ This Variable Funding Option has been subject to a merger, substitution or name change. Please see "The Annuity Contract -- The Variable Funding Options" for more information

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 1-800-842-9368 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 1, 2006

                                TABLE OF CONTENTS

Glossary.................................................................................       3
Summary..................................................................................       5
Fee Table................................................................................       9
Condensed Financial Information..........................................................      16
The Annuity Contract.....................................................................      16
   Contract Owner Inquiries..............................................................      17
   Purchase Payments.....................................................................      17
   Accumulation Units....................................................................      18
   The Variable Funding Options..........................................................      18
The Fixed Account........................................................................      24
Charges and Deductions...................................................................      24
   General...............................................................................      24
   Withdrawal Charge.....................................................................      25
   Free Withdrawal Allowance.............................................................      25
   Administrative Charges................................................................      25
   Mortality and Expense Risk Charge.....................................................      26
   Enhanced Stepped-Up Provision Charge..................................................      26
   Guaranteed Minimum Withdrawal Benefit Charge..........................................      26
   Guaranteed Minimum Accumulation Benefit Charge........................................      26
   Variable Liquidity Benefit Charge.....................................................      26
   Transfer Charge.......................................................................      27
   Variable Funding Option Expenses......................................................      27
   Premium Tax...........................................................................      27
   Changes in Taxes Based upon Premium or Value..........................................      27
Transfers................................................................................      27
   Market Timing/Excessive Trading.......................................................      27
   Dollar Cost Averaging.................................................................      29
Access to Your Money.....................................................................      30
   Systematic Withdrawals................................................................      30
   Managed Distribution Program..........................................................      31
   Loans.................................................................................      31
Ownership Provisions.....................................................................      31
   Types of Ownership....................................................................      31
      Contract Owner.....................................................................      31
      Beneficiary........................................................................      31
      Annuitant..........................................................................      31
Death Benefit............................................................................      32
   Death Proceeds before the Maturity Date...............................................      32
   Enhanced Stepped-Up Provision.........................................................      35
   Payment of Proceeds...................................................................      35
   Spousal Contract Continuance..........................................................      37
   Beneficiary Contract Continuance......................................................      37
   Planned Death Benefit.................................................................      38
   Death Proceeds after the Maturity Date................................................      38
Living Benefits..........................................................................      38
   Guaranteed Minimum Withdrawal Benefit.................................................      38
   Guaranteed Minimum Accumulation Benefit...............................................      44
The Annuity Period.......................................................................      50
   Maturity Date.........................................................................      50
   Allocation of Annuity.................................................................      50
   Variable Annuity......................................................................      50
   Fixed Annuity.........................................................................      51
Payment Options..........................................................................      51
   Election of Options...................................................................      51
   Annuity Options.......................................................................      52
   Variable Liquidity Benefit ......................................                           52
Miscellaneous Contract Provisions........................................................      52
   Right to Return.......................................................................      52
   Termination...........................................................................      53
   Required Reports......................................................................      53
   Suspension of Payments................................................................      53
The Separate Accounts....................................................................      53
   Performance Information...............................................................      54
Federal Tax Considerations...............................................................      54
   General Taxation of Annuities.........................................................      54
   Types of Contracts: Qualified and Non-qualified.......................................      55
   Qualified Annuity Contracts...........................................................      55
      Taxation of Qualified Annuity Contracts............................................      55
      Mandatory Distributions for Qualified Plans........................................      56
   Non-qualified Annuity Contracts.......................................................      57
      Diversification Requirements for Variable Annuities................................      58
      Ownership of the Investments.......................................................      59
      Taxation of Death Benefit Proceeds.................................................      59
   Other Tax Considerations..............................................................      59
      Treatment of Charges for Optional Benefits.........................................      59
      Puerto Rico Tax Considerations.....................................................      59
      Non-Resident Aliens................................................................      60
Other Information........................................................................      60
   The Insurance Companies...............................................................      60
   Financial Statements..................................................................      60
   Distribution of Variable Annuity Contracts............................................      60
   Conformity with State and Federal Laws................................................      62
   Voting Rights.........................................................................      63
   Restrictions on Financial Transactions................................................      63
   Legal Proceedings.....................................................................      63
Appendix A: Condensed Financial Information for MetLife of CT Separate Account Thirteen..     A-1
Appendix B: Condensed Financial Information for MetLife of CT Separate Account Fourteen..     B-1
Appendix C: The Fixed Account............................................................     C-1
Appendix D: Waiver of Withdrawal Charge for Nursing Home Confinement.....................     D-1
Appendix E: Contents of the Statement of Additional Information..........................     E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:

                         PORTFOLIO ARCHITECT II ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract and/or certain optional benefits may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The Contract is not available for purchase if the owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified in your Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.30% for the Standard Death Benefit, 1.40% for the Step-Up Death Benefit, and 1.60% for the Roll-Up Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% after seven full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Managed Distribution Program").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard, Step-Up or Roll-Up Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

      - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

      - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

      - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

      - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

      - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

      - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

      - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

      - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

      - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE..........................................................      6%(1)
(as a percentage of the Purchase Payments withdrawn)

TRANSFER CHARGE............................................................   $ 10(2)
(assessed on transfers that exceed 12 per year)

VARIABLE LIQUIDITY BENEFIT CHARGE..........................................      6%(3)
(as a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE......................................   $ 30(4)

--------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:

   YEARS SINCE PURCHASE PAYMENT MADE     WITHDRAWAL CHARGE
---------------------------------------  -----------------
GREATER THAN OR EQUAL TO  BUT LESS THAN
         0 years             2 years             6%
         2 years             4 years             5%
         4 years             5 years             4%
         5 years             6 years             3%
         6 years             7 years             2%
        7 + years                                0%

(2)   We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

  YEARS SINCE INITIAL PURCHASE PAYMENT   WITHDRAWAL CHARGE
---------------------------------------  -----------------
GREATER THAN OR EQUAL TO  BUT LESS THAN
        0 years             2 years            6%
        2 years             4 years            5%
        4 years             5 years            4%
        5 years             6 years            3%
        6 years             7 years            2%
       7 + years                               0%

(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.30% and an administrative expense charge of 0.15% on all Contracts. In addition, for optional features, there is a maximum charge of 0.20% for E.S.P., a 0.50% charge for GMAB, a 0.40% current charge (maximum of 1.00% upon reset) for GMWB I, a 0.50% current charge (maximum of 1.00% upon reset) for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

                                                                            STANDARD DEATH  STEP-UP DEATH  ROLL-UP DEATH
                                                                                BENEFIT        BENEFIT        BENEFIT
                                                                            --------------  -------------  -------------
Mortality and Expense Risk Charge*........................................       1.30%          1.40%          1.60%
Administrative Expense Charge.............................................       0.15%          0.15%          0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL FEATURES SELECTED..       1.45%          1.55%          1.75%
Optional E.S.P. Charge....................................................       0.20%          0.20%          0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY SELECTED...........       1.65%          1.75%          1.95%
Optional GMAB Charge......................................................       0.50%          0.50%          0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY SELECTED.............       1.95%          2.05%          2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMAB SELECTED(5)....       2.15%          2.25%          2.45%
Optional GMWB I Charge....................................................       1.00%(6)       1.00%(6)       1.00%(6)
Optional GMWB II Charge...................................................       1.00%(6)       1.00%(6)       1.00%(6)
Optional GMWB III Charge..................................................       0.25%          0.25%          0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I ONLY SELECTED...........       2.45%          2.55%          2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II ONLY SELECTED..........       2.45%          2.55%          2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB III ONLY SELECTED.........       1.70%          1.80%          2.00%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB I SELECTED.....       2.65%          2.75%          2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB II SELECTED....       2.65%          2.75%          2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB III SELECTED...       1.90%          2.00%          2.20%

----------------
(5)   GMAB and GMWB cannot both be elected.

(6) The current charges for the available GMWB riders with a reset feature (see "Living Benefits") are 0.40% for GMWB I and 0.50% for GMWB II.

*We are waiving the following amounts of the Mortality and Expense Risk Charge on these Subaccounts: 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio; and an amount equal to the Underlying Fund expenses that are in excess of 0.90% for the Subaccount investing in the Harris Oakmark International Portfolio.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9368.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                                 MINIMUM  MAXIMUM
                                                                                 -------  -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying
Fund assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)..........................   0.42%    4.47%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                      DISTRIBUTION                           CONTRACTUAL FEE  NET TOTAL
                                                         AND/OR                TOTAL ANNUAL       WAIVER        ANNUAL
UNDERLYING                              MANAGEMENT  SERVICE (12b-1)    OTHER    OPERATING     AND/OR EXPENSE  OPERATING
FUND:                                       FEE           FEES       EXPENSES    EXPENSES     REIMBURSEMENT   EXPENSES**
--------------------------------------  ----------  ---------------  --------  ------------  ---------------  ----------
AMERICAN FUNDS INSURANCE SERIES
   American Funds Global Growth Fund
      -- Class 2*.....................     0.58%         0.25%         0.04%       0.87%            --          0.87%
   American Funds Growth Fund --
      Class 2*........................     0.33%         0.25%         0.02%       0.60%            --          0.60%
   American Funds Growth-Income Fund
      -- Class 2*.....................     0.28%         0.25%         0.01%       0.54%            --          0.54%
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund
      Appreciation Portfolio --
      Initial Shares..................     0.75%           --          0.05%       0.80%            --          0.80%
   Dreyfus Variable Investment Fund
      Developing Leaders Portfolio
      -- Initial Shares...............     0.75%           --          0.06%       0.81%            --          0.81%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Templeton Developing Markets
      Securities Fund -- Class 2*.....     1.24%         0.25%         0.29%       1.78%            --          1.78%
   Templeton Foreign Securities Fund
      -- Class 2*.....................     0.65%         0.25%         0.17%       1.07%          0.05%         1.02%(1)
JANUS ASPEN SERIES
   Global Life Sciences Portfolio --
      Service Shares*+................     0.64%         0.25%         0.31%       1.20%            --          1.20%
   Global Technology Portfolio --
      Service Shares*.................     0.64%         0.25%         0.09%       0.98%            --          0.98%
   Worldwide Growth Portfolio --
      Service Shares*+................     0.60%         0.25%         0.01%       0.86%            --          0.86%(2)
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap
      Portfolio*......................     0.75%         0.25%         0.22%       1.22%            --          1.22%
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC.
   Legg Mason Partners Variable All
      Cap Portfolio -- Class I........     0.75%           --          0.07%       0.82%            --          0.82%
   Legg Mason Partners Variable
      Investors Portfolio -- Class I..     0.65%           --          0.06%       0.71%            --          0.71%

                                                      DISTRIBUTION                           CONTRACTUAL FEE  NET TOTAL
                                                         AND/OR                TOTAL ANNUAL       WAIVER        ANNUAL
UNDERLYING                              MANAGEMENT  SERVICE (12b-1)    OTHER    OPERATING     AND/OR EXPENSE  OPERATING
FUND:                                       FEE           FEES       EXPENSES    EXPENSES     REIMBURSEMENT   EXPENSES**
--------------------------------------  ----------  ---------------  --------  ------------  ---------------  ----------
   Legg Mason Partners Variable
      Large Cap Growth Portfolio --
      Class I........................      0.75%           --          0.72%       1.47%            --        1.47%(3)
   Legg Mason Partners Variable
      Small Cap Growth Portfolio --
      Class I........................      0.75%           --          0.22%       0.97%            --        0.97%
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners Variable
      Aggressive Growth Portfolio --
      Class I........................      0.75%           --          0.18%       0.93%            --        0.93%(4)
   Legg Mason Partners Variable
      Equity Index Portfolio --
      Class II*......................      0.31%         0.25%         0.03%       0.59%            --        0.59%
   Legg Mason Partners Variable
      Growth and Income Portfolio --
      Class I........................      0.65%           --          0.52%       1.17%            --        1.17%
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS III, INC.
   Legg Mason Partners Variable
      Adjustable Rate Income
      Portfolio*++...................      0.55%         0.25%         0.28%       1.08%            --        1.08%(5)
   Legg Mason Partners Variable
      Social Awareness Stock
      Portfolio++....................      0.71%           --          0.04%       0.75%            --        0.75%(4)
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio --
      Class VC+......................      0.48%           --          0.41%       0.89%            --        0.89%(15)
   Mid-Cap Value Portfolio -- Class
      VC+............................      0.74%           --          0.38%       1.12%            --        1.12%(15)
MET INVESTORS SERIES TRUST
   Batterymarch Mid-Cap Stock
      Portfolio -- Class A...........      0.70%           --          0.10%       0.80%            --        0.80%(14)
   Dreman Small-Cap Value Portfolio
      -- Class A.....................      0.83%           --          3.64%       4.47%          3.37%       1.10%(6)(14)
   Federated High Yield Portfolio --
      Class A........................      0.60%           --          0.21%       0.81%            --        0.81%(14)
   Harris Oakmark International
      Portfolio -- Class A...........      0.82%           --          0.13%       0.95%            --        0.95%
   Janus Capital Appreciation
      Portfolio -- Class A...........      0.65%           --          0.09%       0.74%            --        0.74%(14)
   Legg Mason Partners Managed
      Assets Portfolio -- Class A....      0.50%           --          0.09%       0.59%            --        0.59%(14)

   Lord Abbett Bond Debenture
      Portfolio -- Class A...........      0.51%           --          0.05%       0.56%            --        0.56%
   Lord Abbett Growth and Income
      Portfolio -- Class B*..........      0.50%         0.25%         0.04%       0.79%            --        0.79%(15)
   Lord Abbett Mid-Cap Value
      Portfolio -- Class B*..........      0.68%         0.25%         0.08%       1.01%            --        1.01%
   Mercury Large-Cap Core Portfolio
      -- Class A.....................      0.78%           --          0.12%       0.90%            --        0.90%(14)

                                                        DISTRIBUTION                           CONTRACTUAL FEE  NET TOTAL
                                                           AND/OR                TOTAL ANNUAL       WAIVER        ANNUAL
UNDERLYING                                MANAGEMENT  SERVICE (12b-1)    OTHER    OPERATING     AND/OR EXPENSE  OPERATING
FUND:                                         FEE           FEES       EXPENSES    EXPENSES     REIMBURSEMENT   EXPENSES**
---------------------------------------   ----------  ---------------  --------  ------------  ---------------  ----------
   Met/AIM Capital Appreciation
      Portfolio -- Class A.............      0.76%           --          0.05%       0.81%            --        0.81%(14)
   Met/AIM Small Cap Growth
      Portfolio -- Class A.............      0.90%           --          0.10%       1.00%            --        1.00%(7)
   MFS(R) Value Portfolio -- Class A...      0.73%           --          0.24%       0.97%            --        0.97%(14)
   Neuberger Berman Real Estate
      Portfolio -- Class A.............      0.67%           --          0.03%       0.70%            --        0.70%
   Pioneer Fund Portfolio -- Class A...      0.75%           --          0.28%       1.03%          0.03%       1.00%(6)(14)
   Pioneer Mid-Cap Value Portfolio
      -- Class A.......................      0.75%           --          2.84%       3.59%          2.59%       1.00%(6)(14)
   Pioneer Strategic Income
      Portfolio -- Class A.............      0.73%           --          0.09%       0.82%            --        0.82%(14)
   Third Avenue Small Cap Value
      Portfolio -- Class B*............      0.75%         0.25%         0.05%       1.05%            --        1.05%
METROPOLITAN SERIES FUND, INC.
   BlackRock Aggressive Growth
      Portfolio -- Class D*............      0.73%         0.10%         0.06%       0.89%            --        0.89%
   BlackRock Bond Income Portfolio
      -- Class A.......................      0.40%           --          0.07%       0.47%            --        0.47%(8)
   BlackRock Money Market Portfolio
      -- Class A.......................      0.35%           --          0.07%       0.42%          0.01%       0.41%(9)
   FI Large Cap Portfolio -- Class A...      0.80%           --          0.06%       0.86%            --        0.86%(10)
   FI Value Leaders Portfolio --
      Class D*.........................      0.66%         0.10%         0.07%       0.83%            --        0.83%
   MFS Total Return Portfolio --
      Class F..........................      0.57%         0.20%         0.16%       0.93%            --        0.93%(11)
   Oppenheimer Global Equity
      Portfolio -- Class B*............      0.60%         0.25%         0.33%       1.18%            --        1.18%
   T. Rowe Price Large Cap Growth
      Portfolio -- Class B*+...........      0.60%         0.25%         0.12%       0.97%            --        0.97%(12)
   Western Asset Management High
      Yield Bond Portfolio -- Class A..      0.48%           --          0.12%       0.60%            --        0.60%(10)
   Western Asset Management U.S.
      Government Portfolio -- Class A..      0.54%           --          0.07%       0.61%            --        0.61%
PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio --
      Administrative Class*............      0.25%           --          0.41%       0.66%            --        0.66%(13)
   Total Return Portfolio --
      Administrative Class*............      0.25%           --          0.40%       0.65%            --        0.65%

                                                         DISTRIBUTION                           CONTRACTUAL FEE  NET TOTAL
                                                            AND/OR                TOTAL ANNUAL       WAIVER        ANNUAL
UNDERLYING                                 MANAGEMENT  SERVICE (12b-1)    OTHER    OPERATING     AND/OR EXPENSE  OPERATING
FUND:                                          FEE           FEES       EXPENSES    EXPENSES     REIMBURSEMENT   EXPENSES**
--------------------------------------     ----------  ---------------  --------  ------------  ---------------  ----------
PUTNAM VARIABLE TRUST
   Putnam VT International Equity
      Fund -- Class IB*+..............        0.75%         0.25%         0.18%       1.18%            --          1.18%
   Putnam VT Small Cap Value Fund --
      Class IB*.......................        0.76%         0.25%         0.08%       1.09%            --          1.09%
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio --
      Class II*.......................        0.56%         0.25%         0.03%       0.84%            --          0.84%
   Enterprise Portfolio --
      Class II*+......................        0.50%         0.25%         0.18%       0.93%            --          0.93%
VARIABLE INSURANCE PRODUCTS FUND
   VIP Contrafund(R) Portfolio --
      Service Class 2*................        0.57%         0.25%         0.09%       0.91%            --          0.91%
   VIP Dynamic Capital Appreciation
      Portfolio -- Service Class 2*+..        0.57%         0.25%         0.36%       1.18%            --          1.18%
   VIP Mid Cap Portfolio -- Service
      Class 2*........................        0.57%         0.25%         0.12%       0.94%            --          0.94%

                                                                                                                      NET TOTAL
                                                                                                                        ANNUAL
                                                                                                                      OPERATING
                                                                                                                       EXPENSES
                                                      DISTRIBUTION                                                    INCLUDING
                                                         AND/OR                 TOTAL     CONTRACTUAL    NET TOTAL       NET
                                                        SERVICE                 ANNUAL     FEE WAIVER      ANNUAL    EXPENSES OF
UNDERLYING                                MANAGEMENT    (12b-1)       OTHER   OPERATING  AND/OR EXPENSE  OPERATING    UNDERLYING
FUND:                                        FEE          FEES      EXPENSES   EXPENSES  REIMBURSEMENT   EXPENSES**   PORTFOLIOS
----------------------------------------  ----------  ------------  --------  ---------  --------------  ----------  -----------
METROPOLITAN SERIES FUND, INC.
  MetLife Conservative Allocation
    Portfolio  -- Class B*..............    0.10%        0.25%        0.95%     1.30%        0.95%         0.35%     0.98%(a)(b)
  MetLife Conservative to Moderate
    Allocation Portfolio -- Class B*....    0.10%        0.25%        0.31%     0.66%        0.31%         0.35%     1.00%(a)(b)
  MetLife Moderate Allocation Portfolio
    -- Class B*.........................    0.10%        0.25%        0.19%     0.54%        0.19%         0.35%     1.04%(a)(b)
  MetLife Moderate to Aggressive
    Allocation Portfolio -- Class B*....    0.10%        0.25%        0.24%     0.59%        0.24%         0.35%     1.06%(a)(b)
  MetLife Aggressive Allocation
    Portfolio -- Class B*...............    0.10%        0.25%        1.66%     2.01%        1.66%         0.35%     1.07%(a)(b)

--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees and expenses; (2) contractual waivers that are in effect for less than one year from the date of this prospectus, or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

+     Closed to new investors.

++ Fees and expenses for this Portfolio are based on the Portfolio's fiscal year ended October 31, 2005.

NOTES

(1) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

(2) Effective February 1, 2006, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Portfolio's Statement of Additional Information.

(3) The management fee in the table has been restated to reflect a new management fee schedule that became effective on October 1, 2005.

(4) The management fee in the table has been restated to reflect a new management fee schedule that became effective on December 1, 2005.

(5) The management fee in the table has been restated to reflect a new management fee schedule that became effective on November 1, 2005.

(6) Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of Dreman Small-Cap Portfolio, Pioneer Fund Portfolio, and Pioneer Mid-Cap Value Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentage: 1.10%, 1.00%, and 1.00%, respectively. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits.

(7) Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentage: 1.05%. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits. Certain amounts were recouped by the investment manager during 2005. The amounts repaid are reflected in Other Expenses and equal 0.04%.

(8) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses)payable by the Portfolio, in the following amount: 0.025% on assets in excess of $1 billion and less than $2 billion.

(9) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.

(10) The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.

(11) The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.

(12) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.015% on the first $50 million of assets.

(13) Ratio of expenses to average net assets excluding interest expense is 0.65%.

(14) Fees and expenses for this Portfolio are estimated for the year ending December 31, 2006.

(15) The management fee has been restated to reflect a new management fee schedule that became effective on January 1, 2006.

(a) Our affiliate, MetLife Advisers, LLC (the "adviser"), has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) to 0.35%. This subsidy is subject to the Portfolio's obligation to repay the adviser in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class which was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

(b) These portfolios are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Series Fund, Inc. or the Met Investors Series Trust. Because these portfolios invest in other underlying portfolios, each of these portfolios also will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the investment management fee. The total expenses of the underlying portfolios (after any applicable fee waivers and expense reimbursements) as of December 31, 2005 are: 0.63% for the MetLife Conservative Allocation Portfolio; 0.65% for the MetLife Conservative to Moderate Allocation Portfolio; 0.69% for the MetLife Moderate Allocation Portfolio; 0.71% for the MetLife Moderate to Aggressive Allocation Portfolio; and 0.72% for the MetLife Aggressive Allocation Portfolio. The total annual operating expenses of the portfolios (before any applicable fee waivers and expense reimbursements), including the total operating expenses of the underlying portfolios (before any applicable fee waivers and reimbursements) as of December 31, 2005 are: 1.93% for the MetLife Conservative Allocation Portfolio, 1.31% for the MetLife Conservative to Moderate Allocation Portfolio; 1.23% for the MetLife Moderate Allocation Portfolio, 1.30% for the MetLife Moderate to Aggressive Allocation Portfolio, and 2.73% for the MetLife Aggressive Allocation Portfolio. Investors may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the Portfolio. An investor who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and a GMWB rider cannot both be elected.

EXAMPLE -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum 1.00% charge applies in all Contract Years).

                                                IF CONTRACT IS SURRENDERED AT THE END OF    IF CONTRACT IS NOT SURRENDERED OR
                                                             PERIOD SHOWN:                ANNUITIZED AT THE END OF PERIOD SHOWN:
                                                ----------------------------------------  --------------------------------------
                                                                                                                           10
FUNDING OPTION                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS  1 YEAR    3 YEARS    5 YEARS    YEARS
----------------------------------------------  ------    -------    -------    --------  ------    -------    -------   -------
Underlying Fund with Maximum Total Annual
Operating Expenses............................  $1,341    $ 2,673    $ 3,941    $  6,696  $  741    $ 2,173    $ 3,541   $ 6,696
Underlying Fund with Minimum Total Annual
Operating Expenses............................  $  944    $ 1,542    $ 2,155    $  3,612  $  344    $ 1,042    $ 1,755   $ 3,612

                         CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

                              THE ANNUITY CONTRACT

Portfolio Architect II Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                                                MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
                  DEATH BENEFIT/OPTIONAL FEATURE                        ANNUITANT ON THE CONTRACT DATE
--------------------------------------------------------------  -----------------------------------------------
Deferred Annual Step Up Death Benefit (Standard Death Benefit)                        75
Step Up Death Benefit                                                                 85
5% Roll Up Death Benefit                                                              75
Enhanced Stepped-Up Provision (E.S.P.)                                                75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of all subsequent Purchase Payments may total over $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

 We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or sub-adviser is one of our affiliates or whether the Underlying Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing and other support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When we develop a variable product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.

In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each Variable Funding Option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9368 to request additional copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Underlying Funds. The amount of this compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies are joint members of our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of Variable Annuity Contracts.") The payments are deducted from the assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Funds' investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the Underlying Funds advised or sub-advised by Legg Mason affiliates.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Other Information -- Distribution of Variable Annuity Contracts.")

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment adviser and fees. You may obtain an Underlying Fund prospectus by calling 1-800-842-4015 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

               FUNDING                                           INVESTMENT                             INVESTMENT
                OPTION                                           OBJECTIVE                          ADVISER/SUBADVISER
--------------------------------------------  ---------------------------------------------  ---------------------------------
AMERICAN FUNDS INSURANCE SERIES --
Class 2
   American Funds Global Growth Fund          Seeks capital appreciation through stocks.     Capital Research and Management
                                                                                             Company
   American Funds Growth Fund                 Seeks capital appreciation through stocks.     Capital Research and Management
                                                                                             Company
   American Funds Growth-Income Fund          Seeks both capital appreciation and income.    Capital Research and Management
                                                                                             Company
DREYFUS VARIABLE INVESTMENT FUND --
   Initial Shares
   Dreyfus Variable Investment Fund --        Seeks long-term capital growth consistent      The Dreyfus Corporation
      Appreciation Portfolio                  with the preservation of capital, with growth  Subadviser: Fayez Sarofim & Co.
                                              of current income as a secondary objective.
   Dreyfus Variable Investment Fund --        Seeks capital growth.                          The Dreyfus Corporation
      Developing Leaders Portfolio
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST -- Class 2
   Templeton Developing Markets               Seeks long-term capital appreciation.          Templeton Asset Management Ltd.
      Securities Fund
   Templeton Foreign Securities Fund          Seeks long-term capital growth.                Templeton Investment Counsel, LLC
                                                                                             Subadviser: Franklin Templeton
                                                                                             Investment Management Limited

JANUS ASPEN SERIES -- Service Shares
   Global Life Sciences Portfolio+            Seeks long-term growth of capital.             Janus Capital Management LLC
   Global Technology Portfolio                Seeks long-term capital growth.                Janus Capital Management LLC
   Worldwide Growth Portfolio+                Seeks long-term growth of capital in a         Janus Capital Management LLC
                                              manner consistent with the preservation of
                                              capital.
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap                Seeks long-term capital appreciation.          Lazard Asset Management LLC
      Portfolio
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC.
   Legg Mason Partners Variable All Cap       Seeks capital appreciation.                    Salomon Brothers Asset Management
      Portfolio -- Class I                                                                   Inc
   Legg Mason Partners Variable               Seeks long-term growth of capital.             Salomon Brothers Asset Management
      Investors Portfolio -- Class I          Secondarily, seeks current income.             Inc.
   Legg Mason Partners Variable Large         Seeks long-term growth of capital.             Salomon Brothers Asset Management
      Cap Growth Portfolio -- Class I                                                        Inc
   Legg Mason Partners Variable Small         Seeks long-term growth of capital.             Salomon Brothers Asset Management
      Cap Growth Portfolio -- Class I                                                        Inc
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners Variable               Seeks capital appreciation.                    Salomon Brothers Asset Management
      Aggressive Growth Portfolio -- Class I                                                 Inc
   Legg Mason Partners Variable Equity        Seeks to correspond to the price and yield     TIMCO Asset Management Inc.
      Index Portfolio -- Class II             performance of the S&P 500 Index.
   Legg Mason Partners Variable Growth        Seeks income and long-term capital growth.     Salomon Brothers Asset Management
      and Income Portfolio -- Class I                                                        Inc
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS III, INC.
   Legg Mason Partners Variable               Seeks investment results that, before          Smith Barney Fund Management LLC
      Adjustable Rate Income Portfolio        expenses, provide high current income and
                                              to limit the degree of fluctuation of its net
                                              asset value resulting from movements in
                                              interest rates.
   Legg Mason Partners Variable Social        Seeks long-term capital appreciation and       Smith Barney Fund Management LLC
      Awareness Stock Portfolio               retention of net investment income.
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio -- Class       Seeks long-term growth of capital and          Lord, Abbett & Co. LLC
      VC+                                     income without excessive fluctuations in
                                              market value.
   Mid-Cap Value Portfolio -- Class VC+       Seeks capital appreciation through             Lord, Abbett & Co. LLC
                                              investments, primarily in equity securities,
                                              which are believed to be undervalued in the
                                              marketplace.

               FUNDING                                           INVESTMENT                               INVESTMENT
                OPTION                                           OBJECTIVE                            ADVISER/SUBADVISER
--------------------------------------------  ---------------------------------------------  ------------------------------------
MET INVESTORS SERIES TRUST
   Mid-Cap Value Portfolio -- Class VC+       Seeks capital appreciation through             Lord, Abbett & Co. LLC
                                              investments, primarily in equity securities,
                                              which are believed to be undervalued in the
                                              marketplace.
   Batterymarch Mid-Cap Stock                 Seeks growth of capital.                       Met Investors Advisory LLC
      Portfolio -- Class A                                                                   Subadviser: Batterymarch Financial
                                                                                             Management, Inc.
   Dreman Small-Cap Value Portfolio --        Seeks capital appreciation.                    Met Investors Advisory LLC
      Class A                                                                                Subadviser: Dreman Value
                                                                                             Management L.L.C.

   Federated High Yield Portfolio --          Seeks high current income.                     Met Investors Advisory LLC
      Class A                                                                                Subadviser: Federated Investment
                                                                                             Management Company
   Harris Oakmark International               Seeks long-term capital appreciation.          Met Investors Advisory LLC
      Portfolio -- Class A                                                                   Subadviser: Harris Associates L.P.
   Janus Capital Appreciation Portfolio       Seeks capital appreciation.                    Met Investors Advisory LLC
       --  Class A                                                                           Subadviser: Janus Capital Management
                                                                                             LLC
   Legg Mason Partners Managed                Seeks high total return.                       Met Investors Advisory LLC
      Assets Portfolio -- Class A                                                            Subadviser: Legg Mason Capital
                                                                                             Management, Inc.
   Lord Abbett Bond Debenture                 Seeks high current income and the              Met Investors Advisory LLC
      Portfolio -- Class A                    opportunity for capital appreciation to        Subadviser: Lord, Abbett & Co. LLC
                                              produce a high total return.
   Lord Abbett Growth and Income              Seeks growth of capital and current income     Met Investors Advisory LLC
      Portfolio -- Class B                    without excessive fluctuations in the market   Subadviser: Lord, Abbett & Co. LLC
                                              value.
   Lord Abbett Mid-Cap Value Portfolio        Seeks capital appreciation through             Met Investors Advisory LLC
       --  Class B                            investments, primarily in equity securities    Subadviser: Lord, Abbett & Co. LLC
                                              which are believed to be undervalued in the
                                              marketplace.
   Mercury Large-Cap Core Portfolio --        Seeks long-term capital growth.                Met Investors Advisory LLC
      Class A                                                                                Subadviser: Merrill Lynch Investment
                                                                                             Managers, L.P.
   Met/AIM Capital Appreciation               Seeks capital appreciation.                    Met Investors Advisory LLC
      Portfolio -- Class A                                                                   Subadviser:  AIM Capital Management,
                                                                                             Inc.
   Met/AIM Small Cap Growth Portfolio         Seeks long-term growth of capital.             Met Investors Advisory LLC
       --  Class A                                                                           Subadviser:  AIM Capital Management,
                                                                                             Inc.
   MFS(R) Value Portfolio -- Class A          Seeks capital appreciation and reasonable      Met Investors Advisory LLC
                                              income.                                        Subadviser: Massachusetts Financial
                                                                                             Services Company
   Neuberger Berman Real Estate               Seeks to provide total return through          Met Investors Advisory LLC
      Portfolio -- Class A                    investment in real estate securities,          Subadviser: Neuberger Berman
                                              emphasizing both capital appreciation and      Management, Inc.
                                              current income.
   Pioneer Fund Portfolio -- Class A          Seeks reasonable income and capital            Met Investors Advisory LLC
                                              growth.
                                                                                             Subadviser: Pioneer Investment
                                                                                             Management, Inc.
   Pioneer Mid-Cap Value Portfolio --         Seeks capital appreciation.                    Met Investors Advisory LLC
      Class A                                                                                Subadviser: Pioneer Investment
                                                                                             Management, Inc.
   Pioneer Strategic Income Portfolio --      Seeks a high level of current income.          Met Investors Advisory LLC
      Class A                                                                                Subadviser: Pioneer Investment
                                                                                             Management, Inc.
   Third Avenue Small Cap Value               Seeks long-term capital appreciation.          Met Investors Advisory LLC
      Portfolio -- Class B                                                                   Subadviser: Third Avenue Management
                                                                                             LLC
METROPOLITAN SERIES FUND, INC.
   BlackRock Aggressive Growth                Seeks maximum capital appreciation.            MetLife Advisers, LLC
      Portfolio -- Class D                                                                   Subadviser: BlackRock Advisors, Inc.
   BlackRock Bond Income Portfolio --         Seeks competitive total return primarily from  MetLife Advisers, LLC
      Class A                                 investing in fixed-income securities.          Subadviser: BlackRock Advisors, Inc.

               FUNDING                                           INVESTMENT                               INVESTMENT
                OPTION                                           OBJECTIVE                            ADVISER/SUBADVISER
--------------------------------------------  ---------------------------------------------  ------------------------------------
   BlackRock Money Market Portfolio --        Seeks a high level of current income           MetLife Advisers, LLC
      Class A                                 consistent with preservation of capital.       Subadviser: BlackRock Advisors, Inc.
   FI Large Cap Portfolio -- Class A          Seeks long-term growth of capital.             MetLife Advisers, LLC
                                                                                             Subadviser: Fidelity Management &
                                                                                             Research Company
   FI Value Leaders Portfolio -- Class D      Seeks long-term growth of capital.             MetLife Advisers, LLC
                                                                                             Subadviser: Fidelity Management &
                                                                                             Research Company
   MetLife Aggressive Allocation              Seeks growth of capital.                       MetLife Advisers, LLC
      Portfolio -- Class B
   MetLife Conservative Allocation            Seeks a high level of current income, with     MetLife Advisers, LLC
      Portfolio -- Class B                    growth of capital as a secondary objective.
   MetLife Conservative to Moderate           Seeks high total return in the form of income  MetLife Advisers, LLC
      Allocation Portfolio -- Class B         and growth of capital, with a greater
                                              emphasis on income.
   MetLife Moderate Allocation                Seeks a balance between a high level of        MetLife Advisers, LLC
      Portfolio -- Class B                    current income and growth of capital, with a
                                              greater emphasis on growth of capital.
   MetLife Moderate to Aggressive             Seeks growth of capital.                       MetLife Advisers, LLC
      Allocation Portfolio -- Class B
   MFS Total Return Portfolio -- Class F      Seeks a favorable total return through         MetLife Advisers, LLC
                                              investment in a diversified portfolio.         Subadviser: Massachusetts Financial
                                                                                             Services Company
   Oppenheimer Global Equity                  Seeks capital appreciation.                    MetLife Advisers, LLC
      Portfolio -- Class B                                                                   Subadviser: OppenheimerFunds, Inc.
   T. Rowe Price Large Cap Growth             Seeks long-term growth of capital and,         MetLife Advisers LLC
      Portfolio -- Class B+*                  secondarily, dividend income.                  Subadviser: T. Rowe Price Associates
                                                                                             Inc.
   Western Asset Management High              Seeks high current income.                     MetLife Advisers, LLC
      Yield Bond Portfolio -- Class A                                                        Subadviser: Western Asset
                                                                                             Management Company
   Western Asset Management U.S.              Seeks to maximize total return consistent      MetLife Advisers LLC
      Government Portfolio -- Class A         with preservation of capital and maintenance   Subadviser: Western Asset
                                              of liquidity.                                  Management Company
PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio --                   Seeks maximum total return, consistent with    Pacific Investment Management
      Administrative Class                    preservation of  capital and prudent           Company LLC
                                              investment management.
   Total Return Portfolio --                  Seeks maximum total return, consistent with    Pacific Investment Management
      Administrative Class                    preservation of capital and prudent            Company LLC
                                              investment management.
PUTNAM VARIABLE TRUST
   Putnam VT International Equity Fund        Seeks capital appreciation.                    Putnam Investment Management, LLC
       --  Class IB+
   Putnam VT Small Cap Value Fund --          Seeks capital appreciation.                    Putnam Investment Management, LLC
      Class IB
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio -- Class II             Seeks capital growth and income through        Van Kampen Asset Management
                                              investments in equity securities, including
                                              common stocks, preferred stocks and
                                              securities convertible into common and
                                              preferred stocks.
   Enterprise Portfolio -- Class II+          Seeks capital appreciation through             Van Kampen Asset Management
                                              investments in securities believed by the
                                              portfolio's investment adviser to have above-
                                              average potential for capital appreciation.
VARIABLE INSURANCE PRODUCTS FUND
   VIP Contrafund(R) Portfolio -- Service     Seeks long-term capital appreciation.          Fidelity Management & Research
      Class 2                                                                                Company
   VIP Dynamic Capital Appreciation           Seeks capital appreciation.                    Fidelity Management & Research
      Portfolio -- Service Class 2+                                                          Company
   VIP Mid Cap Portfolio -- Service           Seeks long-term growth of capital.             Fidelity Management & Research
      Class 2                                                                                Company

--------------

+     Closed to new investors.

* This closed Variable Funding Option has been subject to a merger, substitution or name change. Please see the tables below for more information.

ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS:

UNDERLYING FUND NAME CHANGES

                    FORMER NAME                                                  NEW NAME
---------------------------------------------------  ----------------------------------------------------------------
GREENWICH STREET SERIES FUND                         LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
   Equity  Index Portfolio                              Legg Mason Partners Variable Equity Index Portfolio
   Salomon Brothers Variable Aggressive Growth Fund     Legg Mason Partners Variable Aggressive Growth Portfolio
   Salomon Brothers Variable Growth & Income Fund       Legg Mason Partners Variable Growth and Income Portfolio
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.          LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
   All Cap Fund                                         Legg Mason Partners Variable All Cap Portfolio
   Investors Fund                                       Legg Mason Partners Variable Investors Portfolio
   Large Cap Growth Fund                                Legg Mason Partners Variable Large Cap Growth Portfolio
   Small Cap Growth Fund                                Legg Mason Partners Variable Small Cap Growth Portfolio
TRAVELERS SERIES FUND, INC.                          LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
   SB Adjustable Rate Income Portfolio                  Legg Mason Partners Variable Adjustable Rate Income Portfolio
   Social Awareness Stock Portfolio                     Legg Mason Partners Variable Social Awareness Stock Portfolio

UNDERLYING FUND MERGERS/REORGANIZATIONS

The former Underlying Funds were merged with or reorganized into the new Underlying Funds.

                    FORMER UNDERLYING FUND                                         NEW UNDERLYING FUND
-------------------------------------------------------------  --------------------------------------------------------
                                                               MET INVESTORS SERIES TRUST
   Capital Appreciation Fund                                      Janus Capital Appreciation Portfolio
   Managed Assets Trust                                           Legg Mason Partners Managed Assets Portfolio
                                                               METROPOLITAN SERIES FUND, INC.
   High Yield Bond Trust                                          Western Asset Management High Yield Bond Portfolio
   Money Market Portfolio                                         BlackRock Money Market Portfolio
THE TRAVELERS SERIES TRUST                                     MET INVESTORS SERIES TRUST
   AIM Capital Appreciation Portfolio                             Met/AIM Capital Appreciation Portfolio
   Convertible Securities Portfolio                               Lord Abbett Bond Debenture Portfolio
   Disciplined Mid Cap Stock                                      Batterymarch Mid-Cap Stock Portfolio
   Federated High Yield Portfolio                                 Federated High Yield Portfolio
   Federated Stock Portfolio                                      Lord Abbett Growth and Income Portfolio
   Mercury Large-Cap Core Portfolio                               Mercury Large-Cap Core Portfolio
   MFS Value Portfolio                                            MFS(R) Value Portfolio
   Mondrian International Stock Portfolio                         Harris Oakmark International Portfolio
   Pioneer Fund Portfolio                                         Pioneer Fund Portfolio
   Pioneer Mid Cap Value Portfolio                                Pioneer Mid Cap Value Portfolio
   Pioneer Strategic Income Portfolio                             Pioneer Strategic Income Portfolio
   Style Focus Series: Small Cap Growth Portfolio                 Met/AIM Small Cap Growth Portfolio
   Style Focus Series: Small Cap Value Portfolio                  Dreman Small-Cap Value Portfolio
THE TRAVELERS SERIES TRUST                                     METROPOLITAN SERIES FUND, INC.
   Equity Income Portfolio                                        FI Value Leaders Portfolio
   Large Cap Portfolio                                            FI Large Cap Portfolio
   MFS Mid Cap Growth Portfolio                                   BlackRock Aggressive Growth Portfolio
   MFS Total Return Portfolio                                     MFS Total Return Portfolio
   Strategic Equity Portfolio                                     FI Large Cap Portfolio
   Travelers Quality Bond Portfolio                               BlackRock Bond Income Portfolio
   U.S. Government Securities Portfolio                           Western Asset Management U.S. Government Portfolio
   Managed Allocation Series: Aggressive Portfolio                MetLife Aggressive Allocation Portfolio
   Managed Allocation Series: Moderate-Aggressive Portfolio       MetLife Moderate to Aggressive Allocation Portfolio
   Managed Allocation Series: Moderate Portfolio                  MetLife Moderate Allocation Portfolio
   Managed Allocation Series: Moderate-Conservative Portfolio     MetLife Conservative to Moderate Allocation Portfolio
   Managed Allocation Series: Conservative Portfolio              MetLife Conservative Allocation Portfolio

UNDERLYING FUND SUBSTITUTIONS

The following new Underlying Funds were substituted for the former Underlying Funds.

               FORMER UNDERLYING FUND                               NEW UNDERLYING FUND
-----------------------------------------------------  -------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.  METROPOLITAN SERIES FUND, INC.
   AllianceBernstein Large Cap Growth Portfolio           T. Rowe Price Large Cap Growth Portfolio
DELAWARE VIP TRUST                                     MET INVESTORS SERIES TRUST
   Delaware VIP REIT Series                               Neuberger Berman Real Estate Portfolio
FAM VARIABLE SERIES FUNDS, INC.                        METROPOLITAN SERIES FUND, INC.
   Mercury Global Allocation V.I. Fund                    Oppenheimer Global Equity Portfolio

              FORMER UNDERLYING FUND                               NEW UNDERLYING FUND
-----------------------------------------------------  -------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.                        MET INVESTORS SERIES TRUST
   Mercury Value Opportunities V.I. Fund                  Third Avenue Small Cap Value Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST   MET INVESTORS SERIES TRUST
   Mutual Shares Securities Fund                          Lord Abbett Growth and Income Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST   METROPOLITAN SERIES FUND, INC.
   Templeton Growth Securities Fund                       Oppenheimer Global Equity Portfolio
JANUS ASPEN SERIES                                     METROPOLITAN SERIES FUND, INC.
   Balanced Portfolio                                     MFS Total Return Portfolio
OPPENHEIMER VARIABLE ACCOUNT FUNDS                     MET INVESTORS SERIES TRUST
   Oppenheimer Main Street Fund/VA                        Lord Abbett Growth and Income Portfolio

                                  FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      - the ability for you to make withdrawals and surrenders under the Contracts

      - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

      - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

      - administration of the annuity options available under the Contracts, and

      -     the distribution of various reports to Contract Owners

Costs and expenses we incur include:

      - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

      - sales and marketing expenses including commission payments to your sales agent, and

      -     other costs of doing business

Risks we assume include:

      - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

      - that the amount of the death benefit will be greater than the Contract Value, and

      - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

   YEARS SINCE PURCHASE PAYMENT MADE     WITHDRAWAL CHARGE
---------------------------------------  -----------------
GREATER THAN OR EQUAL TO  BUT LESS THAN
        0 years               2 years           6%
        2 years               4 years           5%
        4 years               5 years           4%
        5 years               6 years           3%
        6 years               7 years           2%
       7 + years                                0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

      (a)   any Purchase Payment to which no withdrawal charge applies then

      (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

      (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

      (d)   any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

      - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

      -     if a lifetime annuity payout has begun

      - if you elect Annuity Payments for a fixed period of at least five year's duration, or

      -     under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

The free withdrawal allowance applies to any partial or full withdrawal, but does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

      (1)   from the distribution of death proceeds;

      (2)   after an annuity payout has begun; or

      (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge is 1.30% annually. If you choose the Step-Up Death Benefit, the M&E charge is 1.40% annually. If you choose the Roll-Up Death Benefit, the M&E charge is 1.60% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both 75 or younger on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase. We will assess the charge as a percentage of the total benefit received as follows:

  YEARS SINCE INITIAL PURCHASE PAYMENT   WITHDRAWAL CHARGE
---------------------------------------  -----------------
GREATER THAN OR EQUAL TO  BUT LESS THAN
        0 years              2 years             6%
        2 years              4 years             5%
        4 years              5 years             4%
        5 years              6 years             3%
        6 years              7 years             2%
        7+ years                                 0%

Please refer to "Payment Options" for a description of this benefit.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., the Western Asset Management High Yield Bond Portfolio, American Funds Global Growth Fund, Dreyfus VIF Developing Leaders Portfolio, Oppenheimer Global Equity Portfolio, Third Avenue Small Cap Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Lazard Retirement Small Cap Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Federated High Yield Portfolio, Harris Oakman International Portfolio, Met/AIM Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio and Pioneer Strategic Income Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below. We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

      - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

      - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective

October 16, 2006 we will be required to (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request, certain information about trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Funds to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest will accrue up to 12 months only on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 591/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM

Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations.") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

      -     the death benefit will not be payable upon the Annuitant's death;

      -     the Contingent Annuitant becomes the Annuitant; and

      -     all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see "The Annuity
Contract".)

NOTE: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all referenced to "Annuitant" below with "owner". All death benefits will be reduced by any premium tax and outstanding loans not previously deducted.

DEATH PROCEEDS BEFORE THE MATURITY DATE

DEFERRED ANNUAL STEP-UP (STANDARD DEATH BENEFIT)

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

      (1)   the Contract Value on the Death Report Date

      (2)   your adjusted Purchase Payment (see below) or*

      (3)   the Step-Up Value (if any, as described below)

STEP-UP DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

      (1)   the Contract Value on the Death Report Date

      (2)   your Adjusted Purchase Payment (see below) or*

      (3)   the Step-Up Value (if any, as described below)

ROLL-UP DEATH BENEFIT

If the Annuitant dies before age 80, the death benefit will be the
greatest of:                                                             - the Contract Value on the Death Report Date;
                                                                         - your Adjusted Purchase Payment (see below)*;
                                                                         - the Step-Up Value, if any, as described below
                                                                         - the Roll-Up Death Benefit Value (as described below)

If the Annuitant dies on or after age 80, the death benefit will be the
greatest of:                                                             - the Contract Value on the Death Report Date;
                                                                         - your Adjusted Purchase Payment (see below)* or
                                                                         - the Step-Up Value, if any, as described below, or
                                                                         - the Roll-Up Death Benefit Value (as described below)
                                                                           on the Annuitant's 80th birthday, plus any
                                                                           additional Purchase Payments and minus any partial
                                                                           surrender reductions (as described below) that occur
                                                                           after the Annuitant's 80th birthday.

* If you have elected a GMWB Rider (Principal Guarantee) your Adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE (FOR STANDARD DEATH BENEFIT)

The Step-Up Value will initially equal the Contract Value on the seventh Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Death Report Date. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below. If the Death Report Date or the Annuitant's 80th birthday is before the seventh Contract Date anniversary, there is no Step-Up Value.

STEP-UP VALUE (FOR STEP-UP AND ROLL-UP DEATH BENEFITS)

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

      a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

      b)    is any Purchase Payment made during the previous Contract Year

      c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

      a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

      b) is any Purchase Payment made since the previous Contract Date anniversary

      c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTIONS.

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawalr.

For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

      $50,000 x ($10,000/$55,000) = $9,090

Your new Adjusted Purchase Payment would be $50,000 -- $9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

      $50,000 x ($10,000/$30,000) = $16,666

Your new Adjusted Purchase Payment would be $50,000 -- $16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

      $50,000 x ($10,000/$55,000) = $9,090

Your new Step-Up Value would be $50,000 -- $9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

      $50,000 x ($10,000/$30,000) = $16,666

Your new Step-Up Value would be $50,000 -- $16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

      $50,000 X ($10,000/$55,000) = $9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

      $50,000 X ($10,000/$30,000) = $16,666

Your new modified Purchase Payment would be $50,000 -- $16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

                                                                                                  MANDATORY
   BEFORE THE MATURITY DATE,         THE COMPANY WILL                                            PAYOUT RULES
    UPON THE DEATH OF THE           PAY THE PROCEEDS TO:      UNLESS. . .                           APPLY*
------------------------------  ----------------------------  --------------------------------  ---------------
OWNER (WHO IS NOT THE           The beneficiary(ies), or if   Unless the beneficiary elects to  Yes
ANNUITANT) (WITH NO JOINT       none, to the Contract         continue the Contract rather
OWNER)                          Owner's estate.               than receive the distribution.

OWNER (WHO IS THE ANNUITANT)    The beneficiary(ies), or if   Unless the beneficiary elects to  Yes
(WITH NO JOINT OWNER)           none, to the Contract         continue the Contract rather
                                Owner's estate.               than receive the distribution.

NON-SPOUSAL JOINT OWNER (WHO    The surviving joint                                             Yes
IS NOT THE ANNUITANT)           owner.

NON-SPOUSAL JOINT OWNER (WHO    The beneficiary(ies), or,     Unless the beneficiary elects to  Yes
IS THE ANNUITANT)               if none, to the surviving     continue the Contract rather
                                joint owner.                  than receive a distribution.

SPOUSAL JOINT OWNER (WHO IS     The surviving joint           Unless the spouse elects to       Yes
NOT THE ANNUITANT)              owner.                        continue the Contract.

SPOUSAL JOINT OWNER (WHO IS     The beneficiary(ies), or if   Unless the spouse elects to       Yes
THE ANNUITANT)                  none, to the surviving        continue the Contract.
                                joint owner

                                                              A spouse who is not the
                                                              beneficiary may decline to
                                                              continue the Contract and
                                                              instruct the Company to pay the
                                                              beneficiary.

ANNUITANT (WHO IS NOT THE       The beneficiary(ies), or if   Unless the beneficiary elects to  Yes
CONTRACT OWNER)                 none, to the Contract Owner.  continue the Contract rather than receive the distribution.

                                                              But, if there is a Contingent
                                                              Annuitant, then the Contingent
                                                              Annuitant becomes the Annuitant
                                                              and the Contract continues in
                                                              effect (generally using the
                                                              original Maturity Date). The
                                                              proceeds will then be paid upon
                                                              the death of the Contingent
                                                              Annuitant or owner.

ANNUITANT (WHO IS THE CONTRACT  See death of "owner who                                         Yes
OWNER)                          is the Annuitant" above.

ANNUITANT (WHERE OWNER IS A     The beneficiary(ies), or if                                     Yes (Death of
NON-NATURAL ENTITY/TRUST)       none, to the owner.                                             Annuitant is
                                                                                                treated as
                                                                                                death of the
                                                                                                owner in these
                                                                                                circumstances.)

CONTINGENT ANNUITANT            No death proceeds are                                           N/A
(ASSUMING ANNUITANT IS STILL    payable; Contract
ALIVE)                          continues.

BENEFICIARY                     No death proceeds are                                           N/A
                                payable; Contract
                                continues.

CONTINGENT BENEFICIARY          No death proceeds are                                           N/A
                                payable; Contract
                                continues.

                               QUALIFIED CONTRACTS

                                                                                                  MANDATORY
   BEFORE THE MATURITY DATE,         THE COMPANY WILL                                            PAYOUT RULES
    UPON THE DEATH OF THE           PAY THE PROCEEDS TO:      UNLESS. . .                           APPLY*
------------------------------  ----------------------------  --------------------------------  ---------------
OWNER/ANNUITANT                 The beneficiary(ies), or if   Unless the beneficiary elects to  Yes
                                none, to the Contract         continue the Contract rather
                                Owner's estate.               than receive a distribution.

BENEFICIARY                     No death proceeds are                                           N/A
                                payable; Contract
                                continues.

CONTINGENT BENEFICIARY          No death proceeds are                                           N/A
                                payable; Contract
                                continues.

--------------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. Spousal beneficiaries must choose to continue the Contract as allowed under the spousal contract continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract

Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      -     transfer ownership;

      -     take a loan; or

      -     make additional Purchase Payments.

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy; or

      - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                                 LIVING BENEFITS

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III"; we may refer to any of these as GMWB. The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS

NAME OF RIDER:            GMWB I                   GMWB II                 GMWB III
--------------  --------------------------  ----------------------  ----------------------
  ALSO CALLED:           Principal                Principal                Principal
                         Guarantee                Guarantee             Guarantee Value

AVAILABILITY:   Not available for purchase  Available on or after    Available on or after
                   on or after March 21,      March 21, 2005 if        March 21, 2005 if
                  2005, unless GMWB II is   approved in your state  approved in your state
                not approved in your state

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract. You may not elect a GMWB rider if you have a loan outstanding, and you may not take out a loan once you elect a GMWB rider.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                                                         GMWB I      GMWB II   GMWB III
                                                                                       ----------  ----------  ---------
If you make your first withdrawal BEFORE the 3rd anniversary after you purchase GMWB:   5% of RBB   5% of RBB  5% of RBB
If you make your first withdrawal AFTER the 3rd anniversary after you purchase GMWB:   10% of RBB  10% of RBB  5% of RBB

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

      - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

      - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

                                 ASSUMES 10% GAIN ON INVESTMENT                 ASSUMES 10% LOSS ON INVESTMENT
                         -----------------------------------------------  ---------------------------------------------
                         CONTRACT                                         CONTRACT
                          VALUE           RBB               AWB (5%)        VALUE          RBB             AWB (5%)
                         --------  ------------------  -----------------  --------  -----------------  ----------------
VALUES AS OF

INITIAL GMWB PURCHASE    $100,000       $100,000             $5,000       $100,000       $100,000           $5,000

IMMEDIATELY PRIOR TO
WITHDRAWAL               $110,000       $100,000             $5,000        $90,000       $100,000           $5,000

PARTIAL WITHDRAWAL                      (100,000          [5,000 X (1-                   (100,000        [5,000 X (1-
REDUCTION (PWR)            N/A      X 10,000/110,000)=  90,000/100,000)]=   N/A      X 10,000/90,000)=  88,889/100,000)]
                                         9,091                500                        $11,111            = $556

GREATER OF PWR OR THE                   $10,000                                          $11,111
DOLLAR AMOUNT OF THE
WITHDRAWAL                           (10,000>9,091)                                  (11,111>10,000)

CHANGE IN VALUE DUE TO
WITHDRAWAL (PARTIAL
SURRENDER REDUCTION)     $10,000        $10,000               $500         $10,000       $11,111             $556

VALUE IMMEDIATELY AFTER
WITHDRAWAL               $100,000       $90,000              $4,500        $80,000       $88,889            $4,444

WITHDRAWAL EXAMPLE FOR GMWB I

                                  ASSUMES 10% GAIN ON INVESTMENT                 ASSUMES 10% LOSS ON INVESTMENT
                         ------------------------------------------------  ---------------------------------------------
                         CONTRACT                                          CONTRACT
                          VALUE            RBB               AWB (5%)        VALUE          RBB             AWB (5%)
                         --------  -------------------  -----------------  --------  ----------------  -----------------
VALUES AS OF

INITIAL GMWB PURCHASE    $100,000        $100,000             $5,000       $100,000      $100,000            $5,000

IMMEDIATELY PRIOR TO
WITHDRAWAL               $110,000        $100,000             $5,000        $90,000      $100,000            $5,000

IMMEDIATELY AFTER                         90,909              $4,545        $80,000       $88,889            $4,444
WITHDRAWAL
                                                                                        [100,000 -
                                   [100,000 - (100,000   [5,000 - (5,000                 (100,000           [5,000 X
                         $100,000   x10,000/110,000)]   x90,909/100,000)]            x10,000/90,000)]  (88,889/100,000)]

CHANGE IN VALUE DUE TO
WITHDRAWAL (PARTIAL
SURRENDER REDUCTION)     $10,000          $9,091               $455         $10,000       $11,111             $556

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

      - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

                  -     a qualified retirement plan (Code Section 401),

                  -     a tax-sheltered annuity (Code Section 403(b)),

                  -     an individual retirement account (Code Sections 408(a)),

                  - an individual retirement annuity (Code Section 408(b)), or

                  -     a qualified deferred compensation plan (Code Section
                        457).

            Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

      - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

      - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code

            Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

      - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page
            526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

      - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

            You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two contract years after which time you can choose an alternate mode of distribution.

      - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

                                     GMWB I  GMWB II  GMWB III
                                     ------  -------  --------
Current Annual Charge                 0.40%   0.50%    0.25%
Maximum Annual Charge After a Reset   1.00%   1.00%     N/A

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

      - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

      - The total annual payment amount will equal the AWB and will never exceed your RBB, and

      - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

                                 GMWB I                GMWB II              GMWB III
                         ---------------------  ---------------------  -------------------
AWB                        5% of RBB if first     5% of RBB if first        5% of RBB
                         withdrawal before 3rd  withdrawal before 3rd
                              anniversary            anniversary
                          10% of RBB if first    10% of RBB if first
                          withdrawal after 3rd   withdrawal after 3rd
                              anniversary            anniversary

ANNUAL CHARGE                    0.40%                  0.50%                 0.25%

RESET                             Yes                    Yes                   No

CAN I CANCEL MY                    No             Yes, after the 5th   Yes, after the 5th
GMWB?                                            anniversary of GMWB   anniversary of GMWB
                                                       purchase             purchase

INVESTMENT RESTRICTIONS            No                    Yes                   Yes

WAIVER OF                          No                    Yes                   Yes
RECALCULATION OF
AWB FOR
DISTRIBUTIONS FROM
TAX-QUALIFIED
PLANS

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

      - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to or during that 12-month period, then no benefit is due.You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period

      - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.

Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                                 INCREASING CONTRACT VALUE                    DECLINING CONTRACT VALUE
                        -------------------------------------------  -------------------------------------------
                                           BASE                                         BASE
                                        CALCULATION                                  CALCULATION
                        CONTRACT VALUE    AMOUNT      BENEFIT BASE   CONTRACT VALUE     AMOUNT     BENEFIT BASE
                        --------------  -----------  --------------  --------------  -----------  --------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE            $  100,000    $100,000     Not Applicable    $  100,000    $100,000     Not Applicable

VALUE AS OF RIDER
MATURITY DATE             $  115,000    $100,000        $100,000       $   85,000    $100,000        $100,000

AMOUNT APPLIED TO
CONTRACT VALUE DUE TO
GMAB RIDER                              $      0(1)                                  $ 15,000(2)

--------------

(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT

                         ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS  ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
                         --------------------------------------------  -------------------------------------------
                                                            BASE                                           BASE
                                            PURCHASE     CALCULATION                      PURCHASE     CALCULATION
                         CONTRACT VALUE     PAYMENT        AMOUNT      CONTRACT VALUE      PAYMENT        AMOUNT
                         --------------  --------------  ------------  --------------  --------------  -----------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE              $100,000        $100,000      $ 100,000       $100,000        $100,000      $ 100,000

VALUE BEFORE ADDITIONAL
PURCHASE PAYMENT            $120,000     Not Applicable   $ 100,000       $120,000     Not Applicable   $ 100,000

VALUE AFTER ADDITIONAL
PURCHASE PAYMENT            $130,000        $ 10,000      $ 110,000       $130,000        $ 10,000      $ 100,000

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT

                                                          ASSUMING INCREASING CONTRACT VALUE
                                     ------------------------------------------------------------------------------------
                                                                                                        REDUCTION TO BASE
                                     CONTRACT  BASE CALCULATION  PARTIAL WITHDRAWAL  PARTIAL SURRENDER     CALCULATION
                                       VALUE        AMOUNT             AMOUNT            REDUCTION           AMOUNT
                                     --------  ----------------  ------------------  -----------------  -----------------
VALUE AS OF GMAB RIDER EFFECTIVE
DATE                                 $100,000      $100,000        Not Applicable      Not Applicable    Not Applicable

VALUE IMMEDIATELY PRIOR TO PARTIAL
WITHDRAWAL                           $115,000      $100,000        Not Applicable      Not Applicable    Not Applicable

VALUE IMMEDIATELY FOLLOWING PARTIAL
WITHDRAWAL                           $105,000      $ 90,000            $10,000            $8,696             $10,000

                                                          ASSUMING DECLINING CONTRACT VALUE
                                     ------------------------------------------------------------------------------------
                                                                                                        REDUCTION TO BASE
                                     CONTRACT  BASE CALCULATION  PARTIAL WITHDRAWAL  PARTIAL SURRENDER     CALCULATION
                                       VALUE        AMOUNT             AMOUNT            REDUCTION           AMOUNT
                                     --------  ----------------  ------------------  -----------------  -----------------
VALUE AS OF GMAB RIDER EFFECTIVE
DATE                                 $100,000      $100,000        Not Applicable      Not Applicable    Not Applicable

VALUE IMMEDIATELY PRIOR TO PARTIAL
WITHDRAWAL                           $ 85,000      $100,000        Not Applicable      Not Applicable    Not Applicable

VALUE IMMEDIATELY FOLLOWING PARTIAL
WITHDRAWAL                           $ 75,000      $ 88,235            $10,000            $11,765            $11,765

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

      - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

      - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

      - If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

      - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Class B Subaccounts that are currently offered under the Contract. The remaining Subaccounts are classified as Class A.

    CLASS B SUBACCOUNTS/UNDERLYING FUNDS

    LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
       Legg Mason Partners Variable Adjustable Rate Income Portfolio

    MET INVESTORS SERIES TRUST
       Federated High Yield Portfolio
       Pioneer Strategic Income Portfolio

    METROPOLITAN SERIES FUND, INC.
       BlackRock Money Market Portfolio
       BlackRock Bond Income Portfolio
       Western Asset Management U.S. Government Portfolio
       Western Asset Management High Yield Bond Portfolio

    PIMCO VARIABLE INSURANCE TRUST
       Real Return Portfolio -- Administrative  Class
       Total Return Portfolio -- Administrative Class

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

      Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

      Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

- Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

- If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

- Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

- If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor, or (d) for a fixed period. Income payments are for a fixed period or amount. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts, 70th birthday for Qualified Contracts, or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date,

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you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers".)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity --

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Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments

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

equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: Separate Account Thirteen and Separate Account Fourteen,

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respectively. References to "Separate Account" refer either to Separate Account
Thirteen or Separate Account Fourteen, depending on the issuer of your Contract. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before

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

deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%, respectively. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including
IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

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

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract or from any applicable payment and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any tax-qualified employee pension or retirement savings plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs (including Roth IRAs), tax sheltered annuities established by public school systems or certain tax exempt organizations under Code Section 403(b), corporate-sponsored pension, retirement savings and profit sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

HURRICANE RELIEF

LOANS. Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma, whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your tax advisor to determine if hurricane relief is available to your particular situation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor). If you own more than one individual

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

retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Earnings Preservation Benefit, as well as all living benefits such as GMIB and GMWB) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution

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

rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

      -     a non-taxable return of your purchase payment; or

      -     a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS: At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e., taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

GUARANTEED BENEFITS. If you have purchased a GMWB, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the account balance (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the account balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GMWB exceeds the account balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

We reserve the right to change our tax reporting practices where we determine they are not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut (formerly The Travelers Life and Annuity Company) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly, Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.

MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives). We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all Purchase Payments allocated to the Funds of the American Funds Insurance Series for services it provides in marketing the Fund's shares in connection with the Contract.

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDLLC may enter into similar arrangements with their other affiliates Metropolitan Life Insurance Company, Walnut Street Securities, Inc., and New

England Securities Corporation. See the "Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2005, as well as the range of additional compensation paid.

The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE BY AFFILIATES OF THE COMPANY. The Company and MLIDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Registered representatives of our affiliate, Metropolitan Life Insurance Company, receive cash payments for the products they sell and service based upon a `gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representative are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDLLC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION

         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.45%

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                               BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                           YEAR        YEAR         END OF YEAR          END OF YEAR
------------------------------------------------------------   ----    -------------   -------------       ----------------
   Capital Appreciation Fund (10/03)........................   2005        1.434           1.671                  28,310
                                                               2004        1.217           1.434                   8,905
                                                               2003        1.000           1.217                      --

   High Yield Bond Trust (6/04).............................   2005        1.064           1.062                  84,533
                                                               2004        0.992           1.064                  40,139

   Managed Assets Trust (6/04)..............................   2005        1.062           1.087                  71,515
                                                               2004        1.000           1.062                  22,944

   Money Market Portfolio (8/03)............................   2005        0.991           1.005                 190,821
                                                               2004        0.995           0.991                 208,200
                                                               2003        1.000           0.995                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Large-Cap Growth Portfolio -- Class B
   (10/03)..................................................   2005        1.225           1.387                   2,956
                                                               2004        1.147           1.225                   2,085
                                                               2003        1.000           1.147                   1,052

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2005        1.477           1.661                 151,418
                                                               2004        1.321           1.477                 200,251
                                                               2003        1.000           1.321                   7,684

   Growth Fund -- Class 2 Shares (6/03).....................   2005        1.397           1.600                 412,813
                                                               2004        1.260           1.397                 308,829
                                                               2003        1.000           1.260                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Growth-Income Fund -- Class 2 Shares (6/03)...............   2005        1.368           1.427                 508,320
                                                                2004        1.258           1.368                 432,800
                                                                2003        1.000           1.258                   4,614

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03).........   2005        1.638           1.731                  93,262
                                                                2004        1.265           1.638                  67,949
                                                                2003        1.000           1.265                   1,299

Dreyfus Variable Investment Fund
   Dreyfus VIF -- Appreciation Portfolio -- Initial Shares
   (5/03)....................................................   2005        1.214           1.249                  31,469
                                                                2004        1.172           1.214                     579
                                                                2003        1.000           1.172                      --

   Dreyfus VIF -- Developing Leaders Portfolio -- Initial
   Shares (6/03).............................................   2005        1.411           1.471                  54,691
                                                                2004        1.286           1.411                  53,039
                                                                2003        1.000           1.286                   4,790

FAM Variable Series Funds, Inc.
   Mercury Global Allocation V.I. Fund -- Class III (12/03)..   2005        1.214           1.319                  17,987
                                                                2004        1.079           1.214                      --
                                                                2003        1.000           1.079                      --

   Mercury Value Opportunities V.I. Fund -- Class III
   (12/03)...................................................   2005        1.213           1.316                  77,817
                                                                2004        1.072           1.213                  65,270
                                                                2003        1.000           1.072                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)....   2005        1.341           1.461                  23,355
                                                                2004        1.208           1.341                   6,716
                                                                2003        1.000           1.208                      --

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (7/03).............................................   2005        1.820           2.285                  41,735
                                                                2004        1.480           1.820                  10,223
                                                                2003        1.000           1.480                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                         UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                 BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                             YEAR        YEAR         END OF YEAR          END OF YEAR
--------------------------------------------------------------   ----    -------------   -------------       ----------------
   Templeton Foreign Securities Fund -- Class 2 Shares
   (9/03).....................................................   2005        1.564           1.699                  79,354
                                                                 2004        1.339           1.564                  28,162
                                                                 2003        1.214           1.339                      --

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)..   2005        1.519           1.630                  63,830
                                                                 2004        1.329           1.519                  24,580
                                                                 2003        1.000           1.329                      --

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03)...........   2005        1.318           1.354                 103,763
                                                                 2004        1.213           1.318                  27,196
                                                                 2003        1.000           1.213                      --

   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (7/03)......................................   2005        1.370           1.484                  99,560
                                                                 2004        1.274           1.370                  44,679
                                                                 2003        1.000           1.274                      --

   Salomon Brothers Variable Growth & Income Fund -- Class
   I Shares (7/03)............................................   2005        1.313           1.342                  60,643
                                                                 2004        1.230           1.313                  29,236
                                                                 2003        1.000           1.230                      --

Janus Aspen Series
   Balanced Portfolio -- Service Shares (7/03)................   2005        1.169           1.241                      --
                                                                 2004        1.095           1.169                      --
                                                                 2003        1.000           1.095                      --

   Global Life Sciences Portfolio -- Service Shares (12/03)...   2005        1.343           1.487                  13,910
                                                                 2004        1.193           1.343                  13,910
                                                                 2003        1.000           1.193                      --

   Global Technology Portfolio -- Service Shares (11/03)......   2005        1.375           1.512                  16,754
                                                                 2004        1.387           1.375                  16,781
                                                                 2003        1.000           1.387                   2,662

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Worldwide Growth Portfolio -- Service Shares (7/03).......   2005        1.293           1.345                      --
                                                                2004        1.255           1.293                      --
                                                                2003        1.000           1.255                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03).............   2005        1.512           1.550                  50,468
                                                                2004        1.335           1.512                   4,174
                                                                2003        1.000           1.335                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03)........................   2005        1.381           1.406                  32,171
                                                                2004        1.244           1.381                  12,953
                                                                2003        1.000           1.244                      --

   Mid-Cap Value Portfolio (6/03)............................   2005        1.539           1.642                  60,373
                                                                2004        1.259           1.539                  25,554
                                                                2003        1.000           1.259                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA -- Service Shares (7/04)..   2005        1.054           1.098                  27,088
                                                                2004        0.979           1.054                  29,728

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (9/03)......   2005        1.124           1.131                 134,148
                                                                2004        1.047           1.124                 166,975
                                                                2003        1.000           1.047                   4,343

   Total Return Portfolio -- Administrative Class (5/03).....   2005        1.048           1.058                 240,570
                                                                2004        1.014           1.048                 351,846
                                                                2003        1.000           1.014                   1,174

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB Shares
   (6/03)....................................................   2005        1.482           1.639                   1,268
                                                                2004        1.294           1.482                   1,272
                                                                2003        1.000           1.294                   1,276

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03)..   2005        1.780           1.878                  88,519
                                                                2004        1.431           1.780                  42,677
                                                                2003        1.000           1.431                   7,026

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (8/03)............................   2005        1.400           1.436                  45,482
                                                                2004        1.312           1.400                  18,421
                                                                2003        1.000           1.312                   8,628

   Investors Fund -- Class I (7/03)..........................   2005        1.387           1.456                  41,899
                                                                2004        1.275           1.387                  21,357
                                                                2003        1.000           1.275                      --

   Large Cap Growth Fund -- Class I (9/03)...................   2005        1.297           1.345                 139,039
                                                                2004        1.309           1.297                 147,318
                                                                2003        1.000           1.309                      --

   Small Cap Growth Fund -- Class I (8/03)...................   2005        1.624           1.679                  30,044
                                                                2004        1.431           1.624                  13,585
                                                                2003        1.000           1.431                      --

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (11/03)................   2005        1.288           1.380                  11,260
                                                                2004        1.227           1.288                  11,841
                                                                2003        1.000           1.227                   8,005

   Convertible Securities Portfolio (7/03)...................   2005        1.196           1.183                   3,293
                                                                2004        1.142           1.196                   3,299
                                                                2003        1.000           1.142                   2,652

   Disciplined Mid Cap Stock Portfolio (6/03)................   2005        1.493           1.654                  32,096
                                                                2004        1.301           1.493                  32,126
                                                                2003        1.000           1.301                   4,098

   Equity Income Portfolio (7/03)............................   2005        1.338           1.378                  85,963
                                                                2004        1.236           1.338                  50,618
                                                                2003        1.000           1.236                   8,239

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                         UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                 BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                             YEAR        YEAR         END OF YEAR          END OF YEAR
--------------------------------------------------------------   ----    -------------   -------------       ----------------
   Federated High Yield Portfolio (9/03)......................   2005        1.207           1.220                  10,781
                                                                 2004        1.110           1.207                   5,321
                                                                 2003        1.000           1.110                      --

   Federated Stock Portfolio (6/03)...........................   2005        1.364           1.416                   2,604
                                                                 2004        1.252           1.364                   2,677
                                                                 2003        1.000           1.252                      --

   Large Cap Portfolio (9/03).................................   2005        1.249           1.338                  77,849
                                                                 2004        1.190           1.249                  86,954
                                                                 2003        1.000           1.190                      --

   Managed Allocation Series: Aggressive Portfolio (7/05).....   2005        1.020           1.074                  22,094

   Managed Allocation Series: Conservative Portfolio (10/05)..   2005        1.000           1.014                      --

   Managed Allocation Series: Moderate Portfolio (7/05).......   2005        1.000           1.031                 110,150

   Managed Allocation Series: Moderate-Aggressive Portfolio
   (1/05).....................................................   2005        1.000           1.033                      --

   Managed Allocation Series: Moderate-Conservative
   Portfolio (1/05)...........................................   2005        1.000           1.036                      --

   Mercury Large Cap Core Portfolio (7/03)....................   2005        1.328           1.466                  22,971
                                                                 2004        1.162           1.328                  31,912
                                                                 2003        1.000           1.162                      --

   MFS Emerging Growth Portfolio (12/03)......................   2005        1.331           1.291                      --
                                                                 2004        1.198           1.331                      --
                                                                 2003        1.000           1.198                      --

   MFS Mid Cap Growth Portfolio (6/03)........................   2005        1.443           1.466                  10,803
                                                                 2004        1.283           1.443                  12,893
                                                                 2003        1.000           1.283                      --

   MFS Total Return Portfolio (5/03)..........................   2005        1.238           1.256                 263,061
                                                                 2004        1.127           1.238                 146,167
                                                                 2003        1.000           1.127                  10,090

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                               BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                           YEAR        YEAR         END OF YEAR          END OF YEAR
------------------------------------------------------------   ----    -------------   -------------       ----------------
   MFS Value Portfolio (7/04)...............................   2005        1.112           1.167                  24,554
                                                               2004        0.978           1.112                     232

   Mondrian International Stock Portfolio (8/03)............   2005        1.446           1.560                   6,049
                                                               2004        1.267           1.446                     340
                                                               2003        1.000           1.267                      --

   Pioneer Fund Portfolio (4/03)............................   2005        1.306           1.364                     448
                                                               2004        1.192           1.306                      74
                                                               2003        1.000           1.192                      --

   Pioneer Mid Cap Value Portfolio (8/05)...................   2005        1.000           1.009                   5,274

   Pioneer Strategic Income Portfolio (6/04)................   2005        1.086           1.110                 252,576
                                                               2004        0.980           1.086                 228,536

   Strategic Equity Portfolio (7/03)........................   2005        1.336           1.344                  14,208
                                                               2004        1.230           1.336                      --
                                                               2003        1.000           1.230                      --

   Style Focus Series: Small Cap Growth Portfolio (7/05)....   2005        1.000           1.021                      --

   Style Focus Series: Small Cap Value Portfolio (7/05).....   2005        1.000           0.979                     654

   Travelers Quality Bond Portfolio (8/03)..................   2005        1.034           1.036                 344,564
                                                               2004        1.016           1.034                 282,079
                                                               2003        1.000           1.016                  10,788

   U.S. Government Securities Portfolio (8/04)..............   2005        1.048           1.077                  59,848
                                                               2004        1.008           1.048                  23,885

Travelers Series Fund Inc.
   SB Adjustable Rate Income Portfolio -- Class I Shares
   (12/03)..................................................   2005        0.996           1.005                      --
                                                               2004        0.999           0.996                      --
                                                               2003        1.000           0.999                      --

   Social Awareness Stock Portfolio (9/04)..................   2005        1.047           1.077                   6,933
                                                               2004        0.926           1.047                   6,939

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                               BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                           YEAR        YEAR         END OF YEAR          END OF YEAR
------------------------------------------------------------   ----    -------------   -------------       ----------------
Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2005        1.461           1.499                  76,102
                                                               2004        1.262           1.461                   7,312
                                                               2003        1.000           1.262                      --

   Enterprise Portfolio -- Class II Shares (1/04)...........   2005        1.216           1.293                      --
                                                               2004        1.189           1.216                      --
                                                               2003        1.000           1.189                      --

Variable Insurance Products Fund
   Contrafund<< Portfolio -- Service Class 2 (5/03).........   2005        1.408           1.619                 146,534
                                                               2004        1.241           1.408                  20,924
                                                               2003        1.000           1.241                      --

   Dynamic Capital Appreciation Portfolio -- Service Class
   2 (6/03).................................................   2005        1.184           1.409                  12,028
                                                               2004        1.186           1.184                  10,278
                                                               2003        1.000           1.186                   1,281

   Mid Cap Portfolio -- Service Class 2 (6/03)..............   2005        1.735           2.018                 158,010
                                                               2004        1.412           1.735                  62,131
                                                               2003        1.000           1.412                   3,192

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.45%

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                               BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                           YEAR        YEAR         END OF YEAR          END OF YEAR
------------------------------------------------------------   ----    -------------   -------------       ----------------
   Capital Appreciation Fund (10/03)........................   2005        1.169           1.348                      --
                                                               2004        1.000           1.169                      --

   High Yield Bond Trust (6/04).............................   2005        1.075           1.063                  14,954
                                                               2004        1.008           1.075                      --

   Managed Assets Trust (6/04)..............................   2005        1.071           1.085                      --
                                                               2004        1.013           1.071                      --

   Money Market Portfolio (8/03)............................   2005        0.994           0.998                      --
                                                               2004        1.000           0.994                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Large-Cap Growth Portfolio -- Class B
   (10/03)..................................................   2005        1.058           1.185                      --
                                                               2004        1.000           1.058                      --

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2005        1.112           1.238                      --
                                                               2004        1.000           1.112                      --

   Growth Fund -- Class 2 Shares (6/03).....................   2005        1.085           1.230                      --
                                                               2004        1.000           1.085                      --

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2005        1.064           1.099                  35,913
                                                               2004        1.000           1.064                      --

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2005        1.287           1.346                      --
                                                               2004        1.000           1.287                      --

Dreyfus Variable Investment Fund
   Dreyfus VIF -- Appreciation Portfolio -- Initial Shares
   (5/03)...................................................   2005        1.022           1.041                      --
                                                               2004        1.000           1.022                      --

   Dreyfus VIF -- Developing Leaders Portfolio -- Initial
   Shares (6/03)............................................   2005        1.093           1.129                   6,934
                                                               2004        1.000           1.093                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                         UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                 BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                             YEAR        YEAR         END OF YEAR          END OF YEAR
--------------------------------------------------------------   ----    -------------   -------------       ----------------
FAM Variable Series Funds, Inc.
   Mercury Global Allocation V.I. Fund -- Class III (12/03)...   2005        1.116           1.200                      --
                                                                 2004        1.000           1.116                      --

   Mercury Value Opportunities V.I. Fund -- Class III
   (12/03)....................................................   2005        1.119           1.202                      --
                                                                 2004        1.000           1.119                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03).....   2005        1.100           1.186                      --
                                                                 2004        1.000           1.100                      --

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (7/03)..............................................   2005        1.261           1.568                      --
                                                                 2004        1.000           1.261                      --

   Templeton Foreign Securities Fund -- Class 2 Shares
   (9/03).....................................................   2005        1.155           1.242                      --
                                                                 2004        1.000           1.155                      --

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)..   2005        1.119           1.189                      --
                                                                 2004        1.000           1.119                      --

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03)...........   2005        1.069           1.088                      --
                                                                 2004        1.000           1.069                      --

   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (7/03)......................................   2005        1.054           1.130                      --
                                                                 2004        1.000           1.054                      --

   Salomon Brothers Variable Growth & Income Fund -- Class
   I Shares (7/03)............................................   2005        1.065           1.077                      --
                                                                 2004        1.000           1.065                      --

Janus Aspen Series
   Balanced Portfolio -- Service Shares (7/03)................   2005        1.068           1.122                      --
                                                                 2004        1.000           1.068                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Global Life Sciences Portfolio -- Service Shares (12/03)..   2005        1.038           1.138                      --
                                                                2004        1.000           1.038                      --

   Global Technology Portfolio -- Service Shares (11/03).....   2005        1.052           1.145                      --
                                                                2004        1.000           1.052                      --

   Worldwide Growth Portfolio -- Service Shares (7/03).......   2005        1.086           1.119                      --
                                                                2004        1.000           1.086                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03).............   2005        1.125           1.142                      --
                                                                2004        1.000           1.125                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03)........................   2005        1.099           1.107                      --
                                                                2004        1.000           1.099                      --

   Mid-Cap Value Portfolio (6/03)............................   2005        1.160           1.225                      --
                                                                2004        1.000           1.160                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA -- Service Shares (7/04)..   2005        1.062           1.096                      --
                                                                2004        0.992           1.062                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (9/03)......   2005        1.067           1.063                      --
                                                                2004        1.000           1.067                      --

   Total Return Portfolio -- Administrative Class (5/03).....   2005        1.044           1.043                  41,235
                                                                2004        1.000           1.044                      --

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB Shares
   (6/03)....................................................   2005        1.158           1.268                      --
                                                                2004        1.000           1.158                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03)..   2005        1.192           1.245                      --
                                                                2004        1.000           1.192                      --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (8/03)............................   2005        1.057           1.073                      --
                                                                2004        1.000           1.057                      --

   Investors Fund -- Class I (7/03)..........................   2005        1.079           1.122                      --
                                                                2004        1.000           1.079                      --

   Large Cap Growth Fund -- Class I (9/03)...................   2005        0.990           1.017                      --
                                                                2004        1.000           0.990                      --

   Small Cap Growth Fund -- Class I (8/03)...................   2005        1.165           1.193                      --
                                                                2004        1.000           1.165                      --

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (11/03)................   2005        1.054           1.118                      --
                                                                2004        1.000           1.054                      --

   Convertible Securities Portfolio (7/03)...................   2005        1.042           1.020                  15,464
                                                                2004        1.000           1.042                      --

   Disciplined Mid Cap Stock Portfolio (6/03)................   2005        1.118           1.227                      --
                                                                2004        1.000           1.118                      --

   Equity Income Portfolio (7/03)............................   2005        1.101           1.123                      --
                                                                2004        1.000           1.101                      --

   Federated High Yield Portfolio (9/03).....................   2005        1.078           1.078                      --
                                                                2004        1.000           1.078                      --

   Federated Stock Portfolio (6/03)..........................   2005        1.079           1.109                      --
                                                                2004        1.000           1.079                      --

   Large Cap Portfolio (9/03)................................   2005        1.048           1.111                      --
                                                                2004        1.000           1.048                      --

   Managed Allocation Series: Aggressive Portfolio (7/05)....   2005        1.019           1.068                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                         UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                 BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                             YEAR        YEAR         END OF YEAR          END OF YEAR
--------------------------------------------------------------   ----    -------------   -------------       ----------------
   Managed Allocation Series: Conservative Portfolio (10/05)..   2005        1.000           1.012                      --

   Managed Allocation Series: Moderate Portfolio (7/05).......   2005        1.000           1.026                      --

   Managed Allocation Series: Moderate-Aggressive Portfolio
   (1/05).....................................................   2005        1.000           1.029                      --

   Managed Allocation Series: Moderate-Conservative
   Portfolio (1/05)...........................................   2005        1.000           1.030                      --

   Mercury Large Cap Core Portfolio (7/03)....................   2005        1.123           1.228                      --
                                                                 2004        1.000           1.123                      --

   MFS Emerging Growth Portfolio (12/03)......................   2005        1.081           1.047                      --
                                                                 2004        1.000           1.081                      --

   MFS Mid Cap Growth Portfolio (6/03)........................   2005        1.073           1.079                      --
                                                                 2004        1.000           1.073                      --

   MFS Total Return Portfolio (5/03)..........................   2005        1.095           1.100                      --
                                                                 2004        1.000           1.095                      --

   MFS Value Portfolio (7/04).................................   2005        1.126           1.169                      --
                                                                 2004        0.994           1.126                      --

   Mondrian International Stock Portfolio (8/03)..............   2005        1.144           1.223                      --
                                                                 2004        1.000           1.144                      --

   Pioneer Fund Portfolio (4/03)..............................   2005        1.093           1.130                      --
                                                                 2004        1.000           1.093                      --

   Pioneer Mid Cap Value Portfolio (8/05).....................   2005        1.000           1.006                      --

   Pioneer Strategic Income Portfolio (6/04)..................   2005        1.103           1.116                      --
                                                                 2004        1.000           1.103                      --

   Strategic Equity Portfolio (7/03)..........................   2005        1.097           1.092                      --
                                                                 2004        1.000           1.097                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                               BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                           YEAR        YEAR         END OF YEAR          END OF YEAR
------------------------------------------------------------   ----    -------------   -------------       ----------------
   Style Focus Series: Small Cap Growth Portfolio (7/05)....   2005        1.000           1.017                      --

   Style Focus Series: Small Cap Value Portfolio (7/05).....   2005        1.000           0.974                      --

   Travelers Quality Bond Portfolio (8/03)..................   2005        1.031           1.023                      --
                                                               2004        1.000           1.031                      --

   U.S. Government Securities Portfolio (8/04)..............   2005        1.072           1.091                      --
                                                               2004        1.036           1.072                      --

Travelers Series Fund Inc.
   SB Adjustable Rate Income Portfolio -- Class I Shares
   (12/03)..................................................   2005        0.997           0.996                      --
                                                               2004        1.000           0.997                      --

   Social Awareness Stock Portfolio (9/04)..................   2005        1.075           1.095                      --
                                                               2004        0.953           1.075                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2005        1.130           1.148                      --
                                                               2004        1.000           1.130                      --

   Enterprise Portfolio -- Class II Shares (1/04)...........   2005        1.037           1.092                      --
                                                               2004        1.000           1.037                      --

Variable Insurance Products Fund
   Contrafund<< Portfolio -- Service Class 2 (5/03).........   2005        1.106           1.259                      --
                                                               2004        1.000           1.106                      --

   Dynamic Capital Appreciation Portfolio -- Service Class
   2 (6/03).................................................   2005        1.039           1.224                      --
                                                               2004        1.000           1.039                      --

   Mid Cap Portfolio -- Service Class 2 (6/03)..............   2005        1.226           1.412                  11,266
                                                               2004        1.000           1.226                      --

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/18/2005: AllianceBernstein Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Large -- Cap Growth Portfolio -- Class B.

Effective 04/18/2005: Merrill Lynch Value Opportunities V.I. Fund -- Class III changed its name to Mercury Value Opportunities V.I. Fund -- Class III.

Effective 04/18/2005: Merrill Lynch Global Allocation V.I. Fund -- Class III changed its name to Mercury Global Allocation V.I. Fund -- Class III.

On 02/25/2005, The Travelers Series Trust: MFS Emerging Growth Portfolio was merged into The Travelers Series Trust: MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

On 02/25/2005, The Dreyfus/Laurel Funds, Inc: Dreyfus Disciplined Stock Fund was replaced by the Greenwich Street Series Fund: Equity Index Portfolio -- Class II Shares and is no longer available as a funding option.

On 02/25/2005, The Neuberger Berman Equity Assets: Newberger Berman Guardian Fund Advisor Class was replaced by the American Funds Insurance Series:
Growth-Income Fund -- Class 2 Shares and is no longer available as a funding option.

On 02/25/2005, The Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by The Travelers Series Trust: Pioneer Strategic Income Portfolio and is no longer available as a funding option.

On 02/25/2005, The Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by The Travelers Series Fund, Inc: Social Awareness Stock Portfolio and is no longer available as a funding option.

On 02/25/2005, The Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was replaced by The Travelers Series Trust: U.S. Government Securities Portfolio and is no longer available as a funding option.

Janus Aspen Series: Balanced Portfolio -- Service Shares is no longer available to new Contract Owners.

Janus Aspen Series: Global Life Science Portfolio -- Service Shares is no longer available to new Contract Owners.

Janus Aspen Series: Worldwide Growth Portfolio -- Service Shares is no longer available to new Contract Owners.

Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares is no longer available to new Contract Owners.

Van Kampen Life Investment Trust -- Enterprise Portfolio Class II Shares is no longer available to new Contract Owners.

Janus Aspen Balanced Portfolio -- Service Shares is no longer available to new contract owners.

Fidelity VIP Dynamic Capital Appreciation Portfolio -- Service Class 2 is no longer available to new contract owners.

Federated Stock Portfolio is no longer available to new contract owners.

AllianceBernstein Large-Cap Growth Portfolio is no longer available to new contract owners.

                  APPENDIX B -- CONDENSED FINANCIAL INFORMATION

         METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.45%

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                               BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                           YEAR        YEAR         END OF YEAR          END OF YEAR
------------------------------------------------------------   ----    -------------   -------------       ----------------
   Capital Appreciation Fund (6/03).........................   2005        1.434           1.671                 144,925
                                                               2004        1.217           1.434                  59,134
                                                               2003        1.000           1.217                  22,095

   High Yield Bond Trust (6/04).............................   2005        1.064           1.062                 102,579
                                                               2004        0.985           1.064                  14,458

   Managed Assets Trust (5/04)..............................   2005        1.062           1.087                      --
                                                               2004        0.983           1.062                   2,540

   Money Market Portfolio (6/03)............................   2005        0.991           1.005                 359,678
                                                               2004        0.995           0.991                 377,425
                                                               2003        1.000           0.995                 600,572

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Large-Cap Growth Portfolio -- Class B
   (6/03)...................................................   2005        1.225           1.387                   5,032
                                                               2004        1.147           1.225                      --
                                                               2003        1.000           1.147                      --

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2005        1.477           1.661                 142,244
                                                               2004        1.321           1.477                  94,077
                                                               2003        1.000           1.321                  37,036

   Growth Fund -- Class 2 Shares (5/03).....................   2005        1.397           1.600               1,148,861
                                                               2004        1.260           1.397                 589,788
                                                               2003        1.000           1.260                 175,834

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Growth-Income Fund -- Class 2 Shares (6/03)...............   2005        1.368           1.427               1,008,839
                                                                2004        1.258           1.368                 421,664
                                                                2003        1.000           1.258                 261,983

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03).........   2005        1.638           1.731                 165,437
                                                                2004        1.265           1.638                 163,900
                                                                2003        1.000           1.265                 165,625

Dreyfus Variable Investment Fund
   Dreyfus VIF -- Appreciation Portfolio -- Initial Shares
   (7/03)....................................................   2005        1.214           1.249                 100,461
                                                                2004        1.172           1.214                 100,429
                                                                2003        1.000           1.172                  74,699

   Dreyfus VIF -- Developing Leaders Portfolio -- Initial
   Shares (6/03).............................................   2005        1.411           1.471                  99,284
                                                                2004        1.286           1.411                 117,603
                                                                2003        1.000           1.286                  75,726

FAM Variable Series Funds, Inc.
   Mercury Global Allocation V.I. Fund -- Class III (12/03)..   2005        1.214           1.319                  42,248
                                                                2004        1.079           1.214                   9,394
                                                                2003        1.000           1.079                      --

   Mercury Value Opportunities V.I. Fund -- Class III
   (12/03)...................................................   2005        1.213           1.316                  28,923
                                                                2004        1.072           1.213                  21,992
                                                                2003        1.000           1.072                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)....   2005        1.341           1.461                 743,635
                                                                2004        1.208           1.341                 142,873
                                                                2003        1.000           1.208                  39,577

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (7/03).............................................   2005        1.820           2.285                 160,472
                                                                2004        1.480           1.820                  23,838
                                                                2003        1.000           1.480                     279

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                         UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                 BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                             YEAR        YEAR         END OF YEAR          END OF YEAR
--------------------------------------------------------------   ----    -------------   -------------       ----------------
   Templeton Foreign Securities Fund -- Class 2 Shares
   (6/03).....................................................   2005        1.564           1.699                 915,542
                                                                 2004        1.339           1.564                   1,032
                                                                 2003        1.127           1.339                      --

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)..   2005        1.519           1.630                 212,236
                                                                 2004        1.329           1.519                 129,931
                                                                 2003        1.000           1.329                  27,829

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03)...........   2005        1.318           1.354                 250,033
                                                                 2004        1.213           1.318                 222,652
                                                                 2003        1.000           1.213                 185,884

   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (5/03)......................................   2005        1.370           1.484                  31,424
                                                                 2004        1.274           1.370                  60,400
                                                                 2003        1.000           1.274                  15,899

   Salomon Brothers Variable Growth & Income Fund -- Class
   I Shares (7/03)............................................   2005        1.313           1.342                   6,505
                                                                 2004        1.230           1.313                  22,447
                                                                 2003        1.000           1.230                  22,497

Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/03)................   2005        1.169           1.241                  24,627
                                                                 2004        1.095           1.169                  24,643
                                                                 2003        1.000           1.095                  12,940

   Global Life Sciences Portfolio -- Service Shares (6/03)....   2005        1.343           1.487                      --
                                                                 2004        1.193           1.343                  10,447
                                                                 2003        1.000           1.193                  10,447

   Global Technology Portfolio -- Service Shares (8/03).......   2005        1.375           1.512                  18,622
                                                                 2004        1.387           1.375                  14,101
                                                                 2003        1.000           1.387                   6,694

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Worldwide Growth Portfolio -- Service Shares (6/03).......   2005        1.293           1.345                   8,720
                                                                2004        1.255           1.293                   8,257
                                                                2003        1.000           1.255                   5,185

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)..............   2005        1.512           1.550                 431,893
                                                                2004        1.335           1.512                  11,386
                                                                2003        1.000           1.335                  20,495

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)........................   2005        1.381           1.406                  96,279
                                                                2004        1.244           1.381                  88,933
                                                                2003        1.000           1.244                  44,421

   Mid-Cap Value Portfolio (6/03)............................   2005        1.539           1.642                 175,352
                                                                2004        1.259           1.539                 126,076
                                                                2003        1.000           1.259                  34,477

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA -- Service Shares (6/04)..   2005        1.054           1.098                      --
                                                                2004        0.993           1.054                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (6/03)......   2005        1.124           1.131                 492,914
                                                                2004        1.047           1.124                 437,688
                                                                2003        1.000           1.047                  47,635

   Total Return Portfolio -- Administrative Class (5/03).....   2005        1.048           1.058               1,476,618
                                                                2004        1.014           1.048               1,753,870
                                                                2003        1.000           1.014               1,692,427

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB Shares
   (5/03)....................................................   2005        1.482           1.639                  19,632
                                                                2004        1.294           1.482                  19,671
                                                                2003        1.000           1.294                  19,436

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03)..   2005        1.780           1.878                 199,627
                                                                2004        1.431           1.780                 126,858
                                                                2003        1.000           1.431                  62,905

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (6/03)............................   2005        1.400           1.436                  88,460
                                                                2004        1.312           1.400                  92,696
                                                                2003        1.000           1.312                  56,649

   Investors Fund -- Class I (6/03)..........................   2005        1.387           1.456                 105,690
                                                                2004        1.275           1.387                 118,997
                                                                2003        1.000           1.275                  61,697

   Large Cap Growth Fund -- Class I (6/03)...................   2005        1.297           1.345                  74,172
                                                                2004        1.309           1.297                  77,067
                                                                2003        1.000           1.309                  25,262

   Small Cap Growth Fund -- Class I (5/03)...................   2005        1.624           1.679                  71,798
                                                                2004        1.431           1.624                  74,428
                                                                2003        1.000           1.431                  39,511

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (6/03).................   2005        1.288           1.380                  11,694
                                                                2004        1.227           1.288                  23,433
                                                                2003        1.000           1.227                  37,898

   Convertible Securities Portfolio (6/03)...................   2005        1.196           1.183                 270,474
                                                                2004        1.142           1.196                 164,856
                                                                2003        1.000           1.142                 100,931

   Disciplined Mid Cap Stock Portfolio (6/03)................   2005        1.493           1.654                  71,883
                                                                2004        1.301           1.493                  81,623
                                                                2003        1.000           1.301                  38,923

   Equity Income Portfolio (6/03)............................   2005        1.338           1.378                 266,115
                                                                2004        1.236           1.338                 246,109
                                                                2003        1.000           1.236                  57,194

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Federated High Yield Portfolio (6/03).....................   2005        1.207           1.220                 150,378
                                                                2004        1.110           1.207                 184,369
                                                                2003        1.000           1.110                 154,529

   Federated Stock Portfolio (6/03)..........................   2005        1.364           1.416                   2,356
                                                                2004        1.252           1.364                   2,360
                                                                2003        1.000           1.252                   2,365

   Large Cap Portfolio (6/03)................................   2005        1.249           1.338                  61,960
                                                                2004        1.190           1.249                  54,442
                                                                2003        1.000           1.190                  52,765

   Managed Allocation Series: Aggressive Portfolio (6/05)....   2005        1.000           1.074                      --

   Managed Allocation Series: Conservative Portfolio (1/05)..   2005        1.000           1.014                      --

   Managed Allocation Series: Moderate Portfolio (10/05).....   2005        0.990           1.031                      --

   Managed Allocation Series: Moderate-Aggressive Portfolio
   (8/05)....................................................   2005        1.000           1.033                      --

   Managed Allocation Series: Moderate-Conservative
   Portfolio (5/05)..........................................   2005        1.000           1.036                      --

   Mercury Large Cap Core Portfolio (6/03)...................   2005        1.328           1.466                  11,143
                                                                2004        1.162           1.328                   5,125
                                                                2003        1.000           1.162                      --

   MFS Emerging Growth Portfolio (6/03)......................   2005        1.331           1.291                      --
                                                                2004        1.198           1.331                  10,019
                                                                2003        1.000           1.198                  11,628

   MFS Mid Cap Growth Portfolio (6/03).......................   2005        1.443           1.466                  41,320
                                                                2004        1.283           1.443                  40,812
                                                                2003        1.000           1.283                  36,255

   MFS Total Return Portfolio (6/03).........................   2005        1.238           1.256                 640,974
                                                                2004        1.127           1.238                 480,980
                                                                2003        1.000           1.127                 272,384

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                               BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                           YEAR        YEAR         END OF YEAR          END OF YEAR
------------------------------------------------------------   ----    -------------   -------------       ----------------
   MFS Value Portfolio (6/04)...............................   2005        1.112           1.167                  29,975
                                                               2004        0.995           1.112                      --

   Mondrian International Stock Portfolio (6/03)............   2005        1.446           1.560                  53,347
                                                               2004        1.267           1.446                  41,940
                                                               2003        1.000           1.267                  11,315

   Pioneer Fund Portfolio (4/03)............................   2005        1.306           1.364                   2,175
                                                               2004        1.192           1.306                   2,094
                                                               2003        1.000           1.192                      --

   Pioneer Mid Cap Value Portfolio (9/05)...................   2005        0.980           1.009                   2,111

   Pioneer Strategic Income Portfolio (7/04)................   2005        1.086           1.110                  51,003
                                                               2004        1.004           1.086                      --

   Strategic Equity Portfolio (6/03)........................   2005        1.336           1.344                  16,156
                                                               2004        1.230           1.336                  17,850
                                                               2003        1.000           1.230                  18,019

   Style Focus Series: Small Cap Growth Portfolio (1/05)....   2005        1.000           1.021                      --

   Style Focus Series: Small Cap Value Portfolio (1/05).....   2005        1.000           0.979                      --

   Travelers Quality Bond Portfolio (6/03)..................   2005        1.034           1.036                 536,840
                                                               2004        1.016           1.034                 585,269
                                                               2003        1.000           1.016                 317,950

   U.S. Government Securities Portfolio (7/04)..............   2005        1.048           1.077                  19,797
                                                               2004        1.006           1.048                   2,622

Travelers Series Fund Inc.
   SB Adjustable Rate Income Portfolio -- Class I Shares
   (1/04)...................................................   2005        0.996           1.005                 176,247
                                                               2004        0.999           0.996                 185,835
                                                               2003        1.000           0.999                      --

   Social Awareness Stock Portfolio (8/04)..................   2005        1.047           1.077                      --
                                                               2004        0.920           1.047                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                               BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                           YEAR        YEAR         END OF YEAR          END OF YEAR
------------------------------------------------------------   ----    -------------   -------------       ----------------
Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2005        1.461           1.499                 111,623
                                                               2004        1.262           1.461                  78,731
                                                               2003        1.000           1.262                  24,388

   Enterprise Portfolio -- Class II Shares (6/03)...........   2005        1.216           1.293                      --
                                                               2004        1.189           1.216                   4,194
                                                               2003        1.000           1.189                  23,162

Variable Insurance Products Fund
   Contrafund<< Portfolio -- Service Class 2 (6/03).........   2005        1.408           1.619                 169,862
                                                               2004        1.241           1.408                  93,181
                                                               2003        1.000           1.241                  19,422

   Dynamic Capital Appreciation Portfolio -- Service Class
   2 (8/03).................................................   2005        1.184           1.409                  11,511
                                                               2004        1.186           1.184                      --
                                                               2003        1.000           1.186                      --

   Mid Cap Portfolio -- Service Class 2 (5/03)..............   2005        1.735           2.018                 248,211
                                                               2004        1.412           1.735                 108,517
                                                               2003        1.000           1.412                  40,694

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.45%

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                               BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                           YEAR        YEAR         END OF YEAR          END OF YEAR
------------------------------------------------------------   ----    -------------   -------------       ----------------
   Capital Appreciation Fund (6/03).........................   2005        1.169           1.348                      --
                                                               2004        1.000           1.169                      --

   High Yield Bond Trust (6/04).............................   2005        1.075           1.063                      --
                                                               2004        1.000           1.075                      --

   Managed Assets Trust (5/04)..............................   2005        1.071           1.085                      --
                                                               2004        1.000           1.071                      --

   Money Market Portfolio (6/03)............................   2005        0.994           0.998                      --
                                                               2004        1.000           0.994                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Large-Cap Growth Portfolio -- Class B
   (6/03)...................................................   2005        1.058           1.185                      --
                                                               2004        1.000           1.058                      --

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2005        1.112           1.238                      --
                                                               2004        1.000           1.112                      --

   Growth Fund -- Class 2 Shares (5/03).....................   2005        1.085           1.230                      --
                                                               2004        1.000           1.085                      --

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2005        1.064           1.099                      --
                                                               2004        1.000           1.064                      --

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2005        1.287           1.346                      --
                                                               2004        1.000           1.287                      --

Dreyfus Variable Investment Fund
   Dreyfus VIF -- Appreciation Portfolio -- Initial Shares
   (7/03)...................................................   2005        1.022           1.041                      --
                                                               2004        1.000           1.022                      --

   Dreyfus VIF -- Developing Leaders Portfolio -- Initial
   Shares (6/03)............................................   2005        1.093           1.129                      --
                                                               2004        1.000           1.093                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                         UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                 BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                             YEAR        YEAR         END OF YEAR          END OF YEAR
--------------------------------------------------------------   ----    -------------   -------------       ----------------
FAM Variable Series Funds, Inc.
   Mercury Global Allocation V.I. Fund -- Class III (12/03)...   2005        1.116           1.200                      --
                                                                 2004        1.000           1.116                      --

   Mercury Value Opportunities V.I. Fund -- Class III
   (12/03)....................................................   2005        1.119           1.202                      --
                                                                 2004        1.000           1.119                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03).....   2005        1.100           1.186                      --
                                                                 2004        1.000           1.100                      --

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (7/03)..............................................   2005        1.261           1.568                      --
                                                                 2004        1.000           1.261                      --

   Templeton Foreign Securities Fund -- Class 2 Shares
   (6/03).....................................................   2005        1.155           1.242                      --
                                                                 2004        1.000           1.155                      --

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)..   2005        1.119           1.189                      --
                                                                 2004        1.000           1.119                      --

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03)...........   2005        1.069           1.088                      --
                                                                 2004        1.000           1.069                      --

   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (5/03)......................................   2005        1.054           1.130                      --
                                                                 2004        1.000           1.054                      --

   Salomon Brothers Variable Growth & Income Fund -- Class
   I Shares (7/03)............................................   2005        1.065           1.077                      --
                                                                 2004        1.000           1.065                      --

Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/03)................   2005        1.068           1.122                      --
                                                                 2004        1.000           1.068                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Global Life Sciences Portfolio -- Service Shares (6/03)...   2005        1.038           1.138                      --
                                                                2004        1.000           1.038                      --

   Global Technology Portfolio -- Service Shares (8/03)......   2005        1.052           1.145                      --
                                                                2004        1.000           1.052                      --

   Worldwide Growth Portfolio -- Service Shares (6/03).......   2005        1.086           1.119                      --
                                                                2004        1.000           1.086                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)..............   2005        1.125           1.142                      --
                                                                2004        1.000           1.125                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)........................   2005        1.099           1.107                      --
                                                                2004        1.000           1.099                      --

   Mid-Cap Value Portfolio (6/03)............................   2005        1.160           1.225                      --
                                                                2004        1.000           1.160                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA -- Service Shares (6/04)..   2005        1.062           1.096                      --
                                                                2004        1.007           1.062                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (6/03)......   2005        1.067           1.063                      --
                                                                2004        1.000           1.067                      --

   Total Return Portfolio -- Administrative Class (5/03).....   2005        1.044           1.043                      --
                                                                2004        1.000           1.044                      --

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB Shares
   (5/03)....................................................   2005        1.158           1.268                      --
                                                                2004        1.000           1.158                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03)..   2005        1.192           1.245                      --
                                                                2004        1.000           1.192                      --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (6/03)............................   2005        1.057           1.073                      --
                                                                2004        1.000           1.057                      --

   Investors Fund -- Class I (6/03)..........................   2005        1.079           1.122                      --
                                                                2004        1.000           1.079                      --

   Large Cap Growth Fund -- Class I (6/03)...................   2005        0.990           1.017                      --
                                                                2004        1.000           0.990                      --

   Small Cap Growth Fund -- Class I (5/03)...................   2005        1.165           1.193                      --
                                                                2004        1.000           1.165                      --

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (6/03).................   2005        1.054           1.118                      --
                                                                2004        1.000           1.054                      --

   Convertible Securities Portfolio (6/03)...................   2005        1.042           1.020                      --
                                                                2004        1.000           1.042                      --

   Disciplined Mid Cap Stock Portfolio (6/03)................   2005        1.118           1.227                      --
                                                                2004        1.000           1.118                      --

   Equity Income Portfolio (6/03)............................   2005        1.101           1.123                      --
                                                                2004        1.000           1.101                      --

   Federated High Yield Portfolio (6/03).....................   2005        1.078           1.078                      --
                                                                2004        1.000           1.078                      --

   Federated Stock Portfolio (6/03)..........................   2005        1.079           1.109                      --
                                                                2004        1.000           1.079                      --

   Large Cap Portfolio (6/03)................................   2005        1.048           1.111                      --
                                                                2004        1.000           1.048                      --

   Managed Allocation Series: Aggressive Portfolio (6/05)....   2005        1.000           1.068                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                                BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                            YEAR        YEAR         END OF YEAR          END OF YEAR
-------------------------------------------------------------   ----    -------------   -------------       ----------------
   Managed Allocation Series: Conservative Portfolio (1/05)..   2005        1.000           1.012                      --

   Managed Allocation Series: Moderate Portfolio (10/05).....   2005        0.987           1.026                      --

   Managed Allocation Series: Moderate-Aggressive Portfolio
   (8/05)....................................................   2005        1.000           1.029                      --

   Managed Allocation Series: Moderate-Conservative
   Portfolio (5/05)..........................................   2005        1.000           1.030                      --

   Mercury Large Cap Core Portfolio (6/03)...................   2005        1.123           1.228                      --
                                                                2004        1.000           1.123                      --

   MFS Emerging Growth Portfolio (6/03)......................   2005        1.081           1.047                      --
                                                                2004        1.000           1.081                      --

   MFS Mid Cap Growth Portfolio (6/03).......................   2005        1.073           1.079                      --
                                                                2004        1.000           1.073                      --

   MFS Total Return Portfolio (6/03).........................   2005        1.095           1.100                      --
                                                                2004        1.000           1.095                      --

   MFS Value Portfolio (6/04)................................   2005        1.126           1.169                      --
                                                                2004        1.012           1.126                      --

   Mondrian International Stock Portfolio (6/03).............   2005        1.144           1.223                      --
                                                                2004        1.000           1.144                      --

   Pioneer Fund Portfolio (4/03).............................   2005        1.093           1.130                      --
                                                                2004        1.000           1.093                      --

   Pioneer Mid Cap Value Portfolio (9/05)....................   2005        0.979           1.006                      --

   Pioneer Strategic Income Portfolio (7/04).................   2005        1.103           1.116                      --
                                                                2004        1.024           1.103                      --

   Strategic Equity Portfolio (6/03).........................   2005        1.097           1.092                      --
                                                                2004        1.000           1.097                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
PORTFOLIO                                                               BEGINNING OF   UNIT VALUE AT        OUTSTANDING AT
NAME                                                           YEAR        YEAR         END OF YEAR          END OF YEAR
------------------------------------------------------------   ----    -------------   -------------       ----------------
   Style Focus Series: Small Cap Growth Portfolio (1/05)....   2005        1.000           1.017                      --

   Style Focus Series: Small Cap Value Portfolio (1/05).....   2005        1.000           0.974                      --

   Travelers Quality Bond Portfolio (6/03)..................   2005        1.031           1.023                      --
                                                               2004        1.000           1.031                      --

   U.S. Government Securities Portfolio (7/04)..............   2005        1.072           1.091                      --
                                                               2004        1.034           1.072                      --

Travelers Series Fund Inc.
   SB Adjustable Rate Income Portfolio -- Class I Shares
   (1/04)...................................................   2005        0.997           0.996                      --
                                                               2004        1.000           0.997                      --

   Social Awareness Stock Portfolio (8/04)..................   2005        1.075           1.095                      --
                                                               2004        0.948           1.075                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2005        1.130           1.148                      --
                                                               2004        1.000           1.130                      --

   Enterprise Portfolio -- Class II Shares (6/03)...........   2005        1.037           1.092                      --
                                                               2004        1.000           1.037                      --

Variable Insurance Products Fund
   Contrafund<< Portfolio -- Service Class 2 (6/03).........   2005        1.106           1.259                      --
                                                               2004        1.000           1.106                      --

   Dynamic Capital Appreciation Portfolio -- Service Class
   2 (8/03).................................................   2005        1.039           1.224                      --
                                                               2004        1.000           1.039                      --

   Mid Cap Portfolio -- Service Class 2 (5/03)..............   2005        1.226           1.412                      --
                                                               2004        1.000           1.226                      --

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/18/2005: AllianceBernstein Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Large -- Cap Growth Portfolio -- Class B.

Effective 04/18/2005: Merrill Lynch Value Opportunities V.I. Fund -- Class III changed its name to Mercury Value Opportunities V.I. Fund -- Class III.

Effective 04/18/2005: Merrill Lynch Global Allocation V.I. Fund -- Class III changed its name to Mercury Global Allocation V.I. Fund -- Class III.

On 02/25/2005, The Travelers Series Trust: MFS Emerging Growth Portfolio was merged into The Travelers Series Trust: MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

On 02/25/2005, The Dreyfus/Laurel Funds, Inc: Dreyfus Disciplined Stock Fund was replaced by the Greenwich Street Series Fund: Equity Index Portfolio -- Class II Shares and is no longer available as a funding option.

On 02/25/2005, The Neuberger Berman Equity Assets: Newberger Berman Guardian Fund Advisor Class was replaced by the American Funds Insurance Series:
Growth-Income Fund -- Class 2 Shares and is no longer available as a funding option.

On 02/25/2005, The Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by The Travelers Series Trust: Pioneer Strategic Income Portfolio and is no longer available as a funding option.

On 02/25/2005, The Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by The Travelers Series Fund, Inc: Social Awareness Stock Portfolio and is no longer available as a funding option.

On 02/25/2005, The Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was replaced by The Travelers Series Trust: U.S. Government Securities Portfolio and is no longer available as a funding option.

Janus Aspen Series: Balanced Portfolio -- Service Shares is no longer available to new Contract Owners.

Janus Aspen Series: Global Life Science Portfolio -- Service Shares is no longer available to new Contract Owners.

Janus Aspen Series: Worldwide Growth Portfolio -- Service Shares is no longer available to new Contract Owners.

Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares is no longer available to new Contract Owners.

Van Kampen Life Investment Trust: Enterprise Portfolio -- Class II Shares is no longer available to new Contract Owners.

Janus Aspen Balanced Portfolio -- Service Shares is no longer available to new contract owners.

Fidelity VIP Dynamic Capital Appreciation Portfolio -- Service Class 2 is no longer available to new contract owners.

Federated Stock Portfolio is no longer available to new contract owners.

AllianceBernstein Large-Cap Growth Portfolio is no longer available to new contract owners.

                                   APPENDIX C

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

                                   APPENDIX D

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
                (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER
                      ON THE DATE THE CONTRACT IS ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

      (a) is Medicare approved as a provider of skilled nursing care services;
and

      (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

      (a) is licensed as a nursing care facility by the state in which it is licensed;

      (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

      (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

      (d) provides, as a primary function, nursing care and room and board; and charges for these services;

      (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

      (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

      (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

      (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

      (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

      (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

      (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

      (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                            The Insurance Company
                            Principal Underwriter
                            Distribution and Principal Underwriting Agreement Valuation of Assets
                            Federal Tax Considerations
                            Independent Registered Public Accounting Firm Condensed Financial Information
                            Financial Statements

Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-72-73-87, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-72-73-87.

Name:
            ____________________________________________________________________

Address:
            ____________________________________________________________________

            ____________________________________________________________________

Check Box:

[  ]   MIC-Book-72-73-87

[  ]   MLAC-Book-72-73-87

                       THIS PAGE INTENTIONALLY LEFT BLANK.

Book 73                                                              May 1, 2006

                  PIONEER ANNUISTAR(SM) VALUE ANNUITY PROSPECTUS:
         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This prospectus describes PIONEER ANNUISTAR(SM) VALUE ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Insurance Company and The Travelers Life and Annuity Company, respectivley).* MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. If you select Variable Funding Options, your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available for Contracts purchased on or after May 1, 2006 are:


AIM VARIABLE INSURANCE FUNDS -- SERIES II                                      Pioneer Cullen Value VCT Portfolio
   AIM V.I. Capital Appreciation Fund                                          Pioneer Emerging Markets VCT Portfolio
   AIM V.I. Mid Cap Core Equity Fund                                           Pioneer Equity Income VCT Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2                Pioneer Equity Opportunity VCT Portfolio
   Franklin Rising Dividends Securities Fund                                   Pioneer Europe VCT Portfolio
   Franklin Small-Mid Cap Growth Securities Fund                               Pioneer Fund VCT Portfolio
   Templeton Foreign Securities Fund                                           Pioneer Global High Yield VCT Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. -- CLASS II+                   Pioneer Growth Shares VCT Portfolio
   Legg Mason Partners Variable All Cap Portfolio+                             Pioneer High Yield VCT Portfolio
   Legg Mason Partners Variable Total Return Portfolio+                        Pioneer Ibbotson Aggressive Allocation VCT Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II -- CLASS II+                        Pioneer Ibbotson Growth Allocation VCT Portfolio
   Legg Mason Partners Variable Aggressive Growth                              Pioneer Ibbotson Moderate Allocation VCT Portfolio
     Portfolio+                                                                Pioneer International Value VCT Portfolio
MET INVESTORS SERIES TRUST -- CLASS B                                          Pioneer Mid Cap Value VCT Portfolio
   Oppenheimer Capital Appreciation Portfolio+                                 Pioneer Oak Ridge Large Cap Growth VCT Portfolio
METROPOLITAN SERIES FUND, INC.                                                 Pioneer Real Estate Shares VCT Portfolio
   BlackRock Money Market Portfolio -- Class A+                                Pioneer Small and Mid Cap Growth VCT Portfolio
   Oppenheimer Global Equity Portfolio -- Class B+                             Pioneer Small Cap Value VCT Portfolio
PIONEER VARIABLE CONTRACTS TRUST -- CLASS II                                   Pioneer Small Company VCT Portfolio
   Pioneer America Income VCT Portfolio                                        Pioneer Strategic Income VCT Portfolio
   Pioneer AmPac Growth VCT Portfolio                                          Pioneer Value VCT Portfolio
   Pioneer Balanced VCT Portfolio


--------------
+ This Variable Funding Option has been subject to a merger, substitution or name change. Please see "The Annuity Contract -- The Variable Funding Options" for more information.

* THE TRAVELERS INSURANCE COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE INSURANCE COMPANY OF CONNECTICUT. THE TRAVELERS LIFE AND ANNUITY COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT. THE CHANGE WILL BE EFFECTIVE MAY 1, 2006 PENDING REGULATORY APPROVAL. YOU WILL RECEIVE A CONTRACT ENDORSEMENT NOTIFYING YOU OF THE NAME CHANGE ONCE IT HAS OCCURRED.

The Contract, certain Contract features and/or some of the funding options may not be available in all states.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 1-866-547-3793 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 1, 2006

                                TABLE OF CONTENTS


Glossary..............................................       3
Summary...............................................       4
Fee Table.............................................       8
Condensed Financial Information.......................      13
The Annuity Contract..................................      14
   Contract Owner Inquiries...........................      15
   Purchase Payments..................................      15
   Accumulation Units.................................      15
   The Variable Funding Options.......................      15
   Fixed Account......................................      19
Charges and Deductions................................      19
   General............................................      19
   Withdrawal Charge..................................      20
   Free Withdrawal Allowance..........................      20
   Administrative Charges.............................      21
   Mortality and Expense Risk Charge..................      21
   Enhanced Stepped-Up Provision Charge...............      21
   Guaranteed Minimum Withdrawal Benefit
     Charge...........................................      21
   Guaranteed Minimum Accumulation Benefit
     Charge...........................................      22
   Variable Liquidity Benefit Charge..................      22
   Transfer Charge....................................      22
   Variable Funding Option Expenses...................      22
   Premium Tax........................................      22
   Changes in Taxes Based upon
     Premium or Value.................................      22
Transfers.............................................      22
   Market Timing/Excessive Trading....................      23
   Dollar Cost Averaging..............................      24
Access to Your Money..................................      25
   Systematic Withdrawals.............................      26
   Managed Distribution Program.......................      26
   Loans..............................................      26
Ownership Provisions..................................      26
   Types of Ownership.................................      26
     Contract Owner...................................      26
     Beneficiary......................................      27
     Annuitant........................................      27
Death Benefit.........................................      27
   Death Proceeds before the Maturity Date............      27
   Enhanced Stepped-Up Provision......................      29
   Payment of Proceeds................................      30
   Spousal Contract Continuance.......................      31
   Beneficiary Contract Continuance...................      32
   Planned Death Benefit..............................      32
   Death Proceeds after the Maturity Date.............      33
 Living Benefits......................................      33
   Guaranteed Minimum Withdrawal Benefit..............      33
   Guaranteed Minimum Accumulation Benefit............      48
The Annuity Period....................................      53
   Maturity Date......................................      53
   Allocation of Annuity..............................      54
   Variable Annuity...................................      54
   Fixed Annuity......................................      54
Payment Options.......................................      55
   Election of Options................................      55
   Annuity Options....................................      55
   Variable Liquidity Benefit ........................      55
Miscellaneous Contract Provisions.....................      56
   Right to Return....................................      56
   Termination........................................      56
   Required Reports...................................      56
   Suspension of Payments.............................      56
The Separate Accounts.................................      56
   Performance Information............................      57
Federal Tax Considerations............................      58
   General Taxation of Annuities......................      58
   Types of Contracts: Qualified and
     Non-qualified....................................      58
   Qualified Annuity Contracts........................      58
     Taxation of Qualified Annuity Contracts..........      59
     Mandatory Distributions for Qualified
        Plans.........................................      59
   Non-qualified Annuity Contracts....................      60
     Diversification Requirements for
        Variable Annuities............................      62
     Ownership of the Investments.....................      62
     Taxation of Death Benefit Proceeds...............      62
   Other Tax Considerations...........................      62
     Treatment of Charges for Optional
        Benefits......................................      62
     Puerto Rico Tax Considerations...................      63
     Non-Resident Aliens..............................      63
Other Information.....................................      63
   The Insurance Companies............................      63
   Financial Statements...............................      64
   Distribution of Variable Annuity Contracts.........      64
   Conformity with State and Federal Laws.............      66
   Voting Rights......................................      66
   Restrictions on Financial Transactions.............      66
   Legal Proceedings..................................      66
Appendix A: Condensed Financial Information for
   MetLife of CT Separate Account Thirteen for
   Variable Annuities ................................     A-1
Appendix B: Condensed Financial Information for
   MetLife of CT Separate Account Fourteen for
   Variable Annuities.................................     B-1
Appendix C: The Fixed Account.........................     C-1
Appendix D: Waiver of Withdrawal Charge
   for Nursing Home Confinement.......................     D-1
Appendix E: Contents of the Statement of
   Additional Information.............................     E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403 or 408 of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                        PIONEER ANNUISTAR(SM) VALUE ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract and/or certain optional benefits may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The Contract is not available for purchase if the owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See "The Annuity Contract" section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified in your Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the

Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.35% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% after seven full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you select the Guaranteed Minimum Withdrawal Benefit ("GMWB"), a charge will be deducted daily from amounts in the Variable Funding Options. There are four GMWB rider options. The current charge for the GMWB I rider, the GMWB II rider, and the GWMB III rider, r on an annual basis, is as follows: 0.40%; 0.50%; and 0.25%, respectively. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

The fourth GMWB rider is the Guaranteed Minimum Withdrawal Benefit for Life rider. If you elect the Guaranteed Minimum Withdrawal Benefit for Life ("GMWB for Life" or "Living Income Guarantee") rider, a charge will be deducted daily from amounts in the Variable Funding Options. The charge depends on whether you purchase the Single Life Option or the Joint Life Option. The current charge, on an annual basis, is 0.65% for the Single Life Option and 0.80% for the Joint Life Option. The charge can increase but will never exceed 1.50%. This charge will continue until termination of the rider or Contract. You cannot cancel the rider, although the rider terminates under certain circumstances. (see "Termination".)

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59-1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. (see "Managed Distribution Programs")

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the "Death Benefit" section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this Prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

      - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

      - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

      - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70-1/2 or retires. These minimum distributions occur during the accumulation phase.

      - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

      - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract

      - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

      - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

      - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

      - GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE" OR "LIVING INCOME GUARANTEE"). For an additional charge, we will guarantee a fixed level of income for life after you attain a certain age as long as you do not withdraw more than a certain amount from your Contract each year. The guarantee is based on Purchase Payments received within two years of your initial purchase. Depending on when you elect to take your first withdrawal, the maximum amount of your investment that you may receive each year is 5%, 6%, or 7%. Payments are guaranteed for your life when you reach age 59-1/2 if you purchase the benefit alone (the "Single Life Option"), or guaranteed for the life of both you and your spouse (the "Joint Life Option") when both you and your spouse reach age 65 if you purchase the benefit with your spouse. The base guarantee increases each year automatically on your anniversary if your Contract Value is greater than the base guarantee. The guarantee is subject to restrictions on withdrawals, and you are required to remain invested in a limited number of specified Variable Funding Options. Currently, you may elect the GMWB for Life rider only at the time of your initial purchase of the Contract, and once you purchase the GMWB for Life rider, you cannot cancel it. Guaranteed withdrawals are also available before the qualifying age, however these payments are not guaranteed for life. There is also a guaranteed lump sum feature available after ten years in lieu of guaranteed periodic payments.

      - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE...............................................................             6 %(1)
(as a percentage of the Purchase Payments withdrawn)

TRANSFER CHARGE.................................................................           $10(2)
(assessed on transfers that exceed 12 per year)

VARIABLE LIQUIDITY BENEFIT CHARGE...............................................             6 %(3)

(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE...........................................           $30(4)

--------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:

     YEARS SINCE PURCHASE PAYMENT MADE
--------------------------------------------
GREATER THAN OR EQUAL TO       BUT LESS THAN           WITHDRAWAL CHARGE
                                                       -----------------
          0 years                 2 years                    6%
          2 years                 4 years                    5%
          4 years                 5 years                    4%
          5 years                 6 years                    3%
          6 years                 7 years                    2%
         7 + years                                           0%

(2)   We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

      YEARS SINCE INITIAL PURCHASE PAYMENT
-----------------------------------------------
GREATER THAN OR EQUAL TO       BUT LESS THAN           WITHDRAWAL CHARGE
                                                       -----------------
         0 years                   2 years                    6%
         2 years                   4 years                    5%
         4 years                   5 years                    4%
         5 years                   6 years                    3%
         6 years                   7 years                    2%
         7+years                                              0%

(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES

(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.35% and an administrative expense charge of 0.15% on all Contracts. In addition, for optional features there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% current charge for GMWB I (maximum of 1.00% upon reset), a 0.50% current charge for GMWB II (maximum of 1.00% upon reset), a 0.25% charge for GMWB III, a 0.65% current charge for GMWB for Life (Single Life Option) (maximum of 1.50% upon reset), and a 0.80% current charge for GMWB for Life (Joint Life Option) (maximum of 1.50% upon reset). Below is a summary of all of the maximum charges that may apply, depending on the death benefit and optional features you select:


                                                                              STANDARD DEATH BENEFIT      ENHANCED DEATH BENEFIT
                                                                              ----------------------      ----------------------
Mortality and Expense Risk Charge.........................................             1.35%                       1.60%
Administrative Expense Charge.............................................             0.15%                       0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL FEATURES
SELECTED..................................................................             1.50%                       1.75%
Optional E.S.P. Charge....................................................             0.20%                       0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY SELECTED...........             1.70%                       1.95%
Optional GMAB Charge......................................................             0.50%                       0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY SELECTED.............             2.00%                       2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMAB SELECTED(5)....             2.20%                       2.45%
Optional GMWB I Charge....................................................             1.00%(6)                    1.00%(6)
Optional GMWB II Charge...................................................             1.00%(6)                    1.00%(6)
Optional GMWB III Charge..................................................             0.25%                       0.25%
OPTIONAL GMWB FOR LIFE (SINGLE LIFE OPTION) CHARGE........................             1.50%(6)                    1.50%(6)
OPTIONAL GMWB FOR LIFE (JOINT LIFE OPTION) CHARGE.........................             1.50%(6)                    1.50%(6)
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I ONLY SELECTED...........             2.50%                       2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II ONLY SELECTED..........             2.50%                       2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB III ONLY SELECTED.........             1.75%                       2.00%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB FOR LIFE (SINGLE LIFE
OPTION) ONLY SELECTED.....................................................             3.00%                       3.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB FOR LIFE (JOINT LIFE
OPTION) ONLY SELECTED.....................................................             3.00%                       3.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB I SELECTED.....             2.70%                       2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB II SELECTED....             2.70%                       2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB III SELECTED...             1.95%                       2.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB FOR LIFE
(SINGLE LIFE OPTION) SELECTED.............................................             3.20%                       3.45%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB FOR LIFE
(JOINT LIFE OPTION) SELECTED..............................................             3.20%                       3.45%


----------------
(5)   GMAB and GMWB cannot both be elected.

(6)   The current charges for the available GMWB riders are as follow:

GMWB RIDER                                      CURRENT CHARGE
----------                                      --------------
GMWB I.....................................         0.40%
GMWB II....................................         0.50%
GMWB for Life (Single Life Option).........         0.65%
GMWB for Life (Joint Life Option)..........         0.80%

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-866-547-3793.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                                    MINIMUM                              MAXIMUM
                                                                                    -------                              -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and
other expenses)...............................................................       0.42%                               38.61%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                     DISTRIBUTION                                CONTRACTUAL FEE         NET TOTAL
                                                        AND/OR                     TOTAL ANNUAL      WAIVER               ANNUAL
                                       MANAGEMENT   SERVICE (12b-1)    OTHER        OPERATING    AND/OR EXPENSE          OPERATING
UNDERLYING FUND:                           FEE           FEES         EXPENSES       EXPENSES     REIMBURSEMENT          EXPENSES**
----------------                       ----------   ---------------   --------     ------------  ---------------         ----------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Appreciation
     Fund -- Series II*...........        0.61%          0.25%         0.29%          1.15%             --               1.15%(1)
   AIM V.I. Mid Cap Core Equity
     Fund -- Series II*...........        0.72%          0.25%         0.31%          1.28%             --               1.28%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Rising Dividends
     Securities Fund -- Class 2*..        0.62%          0.25%         0.02%          0.89%           0.02%              0.87%(2)(3)
   Franklin Small-Mid Cap Growth
     Securities Fund -- Class 2*..        0.48%          0.25%         0.28%          1.01%           0.02%              0.99%(2)(3)
   Templeton Foreign Securities
     Fund -- Class 2*.............        0.65%          0.25%         0.17%          1.07%           0.05%              1.02%(3)
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC.
   Legg Mason Partners Variable
     All Cap Portfolio --
     Class II*....................        0.75%          0.25%         0.07%          1.07%             --               1.07%
   Legg Mason Partners Variable
     Total Return Portfolio --
     Class II*....................        0.75%          0.25%         0.30%          1.30%             --               1.30%(4)

LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners Variable
     Aggressive Growth Portfolio
     -- Class II*.................        0.75%          0.25%         0.18%          1.18%             --               1.18%(5)


                                                     DISTRIBUTION                                CONTRACTUAL FEE         NET TOTAL
                                                        AND/OR                     TOTAL ANNUAL      WAIVER               ANNUAL
                                       MANAGEMENT   SERVICE (12b-1)    OTHER        OPERATING    AND/OR EXPENSE          OPERATING
UNDERLYING FUND:                           FEE           FEES         EXPENSES       EXPENSES     REIMBURSEMENT          EXPENSES**
----------------                       ----------   ---------------   --------     ------------  ---------------         ----------
MET INVESTORS SERIES TRUST
   Oppenheimer Capital
     Appreciation Portfolio --
     Class B*.....................        0.59%          0.25%         0.10%          0.94%             --               0.94%(6)
METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market
     Portfolio -- Class A.........        0.35%            --          0.07%          0.42%           0.01%              0.41%(7)
   Oppenheimer Global Equity
     Portfolio -- Class B*........        0.60%          0.25%         0.33%          1.18%             --               1.18%
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer America Income VCT
     Portfolio -- Class II*.......        0.50%          0.25%         0.28%          1.03%             --               1.03%
   Pioneer AmPac Growth VCT
     Portfolio -- Class II*.......        0.75%          0.25%         5.62%          6.62%           5.67%              0.95%(8)
   Pioneer Balanced VCT Portfolio
     -- Class II*.................        0.65%          0.25%         0.29%          1.19%             --               1.19%
   Pioneer Cullen Value VCT
     Portfolio -- Class II*.......        0.70%          0.25%         4.76%          5.71%           4.71%              1.00%(8)
   Pioneer Emerging Markets VCT
     Portfolio -- Class II*.......        1.15%          0.25%         0.59%          1.99%             --               1.99%
   Pioneer Equity Income VCT
     Portfolio -- Class II*.......        0.65%          0.25%         0.06%          0.96%             --               0.96%
   Pioneer Equity Opportunity VCT
     Portfolio -- Class II*.......        0.75%          0.25%        37.61%         38.61%          37.36%              1.25%(8)
   Pioneer Europe VCT Portfolio
     -- Class II*.................        0.85%          0.25%         0.76%          1.86%             --               1.86%
   Pioneer Fund VCT Portfolio --
     Class II*....................        0.65%          0.25%         0.05%          0.95%             --               0.95%
   Pioneer Global High Yield VCT
     Portfolio -- Class II*.......        0.65%          0.25%         4.75%          5.65%           4.65%              1.00%(8)
   Pioneer Growth Shares VCT
     Portfolio -- Class II*.......        0.70%          0.25%         0.29%          1.24%             --               1.24%
   Pioneer High Yield VCT
     Portfolio -- Class II*.......        0.65%          0.25%         0.12%          1.02%             --               1.02%
   Pioneer International Value
     VCT Portfolio -- Class II*...        0.85%          0.25%         0.59%          1.69%             --               1.69%
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II*.......        0.65%          0.25%         0.05%          0.95%             --               0.95%
   Pioneer Oak Ridge Large Cap
     Growth VCT Portfolio --
     Class II*....................        0.75%          0.25%         0.93%          1.93%           0.98%              0.95%(8)
   Pioneer Real Estate Shares VCT
     Portfolio -- Class II*.......        0.80%          0.25%         0.13%          1.18%             --               1.18%
   Pioneer Small and Mid Cap
     Growth VCT Portfolio --
     Class II*....................        0.75%          0.25%         2.25%          3.25%           2.25%              1.00%(8)

Pioneer Small Cap Value VCT
  Portfolio -- Class II*.......           0.75%          0.25%         0.39%          1.39%             --               1.39%
Pioneer Small Company VCT
  Portfolio -- Class II*.......           0.75%          0.25%         0.83%          1.83%             --               1.83%(9)
Pioneer Strategic Income VCT
  Portfolio -- Class II*.......           0.65%          0.25%         0.24%          1.14%             --               1.14%
Pioneer Value VCT Portfolio --
  Class II*....................           0.75%          0.25%         0.43%          1.43%           0.13%              1.30%(8)



                                                                                                                      NET TOTAL
                                                                                                                        ANNUAL
                                                                                                                      OPERATING
                                                DISTRIBUTION                                                           EXPENSES
                                                   AND/OR                TOTAL      CONTRACTUAL FEE   NET TOTAL     INCLUDING NET
                                                   SERVICE               ANNUAL          WAIVER         ANNUAL        EXPENSES OF
                                   MANAGEMENT      (12b-1)      OTHER   OPERATING    AND/OR EXPENSE   OPERATING       UNDERLYING
UNDERLYING FUND:                      FEE           FEES      EXPENSES  EXPENSES     REIMBURSEMENT    EXPENSES**      PORTFOLIOS
----------------                   ----------  -------------  --------  ---------   ---------------   ----------  ------------------
PIONEER VARIABLE CONTRACTS
  TRUST
Pioneer Ibbotson Aggressive
  Allocation VCT Portfolio --
  Class II*....................      0.17%         0.25%       0.70%     1.12%          0.38%           0.74%       1.62%(8)(10)(11)
Pioneer Ibbotson Growth
  Allocation VCT Portfolio --
  Class II*....................      0.17%         0.25%       0.32%     0.74%            --            0.74%       1.57%(10)(11)
Pioneer Ibbotson Moderate
  Allocation VCT Portfolio --
  Class II*....................      0.17%         0.25%       0.32%     0.74%            --            0.74%       1.53%(10)(11)


--------------

* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

NOTES

(1) As a result of a reorganization of another fund into the Fund, which will occur on or about May 1, 2006, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.

(2) While the maximum amount payable under the Fund's Class rule 12b-1 plan is 0.35% per year of the Fund's Class average annual net assets, the Board has set the current rate at 0.25% per year.

(3) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

(4) The management fee in the table has been restated to reflect a new management fee schedule which became effective on October 1, 2005.

(5) The management fee in the table has been restated to reflect a new management fee schedule which became effective on December 1, 2005.

(6) Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentage: 1.00%. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits. Certain amounts were recouped by the investment manager during 2005. The amounts repaid are reflected in Other Expenses and equal 0.05%.

(7) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and 0.015% on the next $500 million of assets.

(8) Net Total Annual Operating Expenses reflect a contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to the percentages of the average daily net assets attributable to Class II shares listed in the table below. There can be no assurance that

      Pioneer will extend the expense limitation beyond May 1, 2007. See the Statement of Additional Information for the Underlying Fund for details regarding the expense limitation agreement.

                                                                                       CONTRACTUAL FEE
                                                                                            AND/OR
                                                                                           EXPENSE
VARIABLE FUNDING OPTION                                                                   LIMITATION
-----------------------                                                                ----------------
Pioneer AmPac Growth VCT Portfolio............................................               0.95%
Pioneer Cullen Value VCT Portfolio............................................               1.00%
Pioneer Equity Opportunity VCT Portfolio......................................               1.25%
Pioneer Global High Yield VCT Portfolio.......................................               1.00%
Pioneer Oak Ridge Large Cap Growth VCT Portfolio..............................               0.95%
Pioneer Small and Mid Cap Growth VCT Portfolio................................               1.00%
Pioneer Value VCT Portfolio...................................................               1.30%
Pioneer Ibbotson Aggressive Allocation VCT Portfolio..........................               0.74%

(9) Pioneer Small Company VCT Portfolio is expected to merge into Pioneer Small Cap Value VCT Portfolio as of approximately May 24, 2006.

(10) The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer Investment Management, Inc. ("Pioneer") and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets.


(11) These portfolios are "fund of funds" portfolios that invest substantially all of their assets in other portfolios ("underlying portfolios"). In addition to their own operating expenses, these portfolios indirectly pay a portion of the expenses incurred by the underlying portfolios. The average expense ratio of underlying portfolios below is an estimate based upon (i) Ibbotson Associates, LLC's ("Ibbotson's") initial target allocation of the portfolios' assets among underlying portfolios and (ii) the historical expense ratio of the underlying portfolios based upon their most recent fiscal year, which are stated either on a gross basis or net of any contractual expense limitation in effect for at least one year from the date of this prospectus. The actual indirect expenses incurred by a shareholder will vary based upon the portfolios' actual allocation of its assets and the actual expenses of the underlying portfolios. Certain of the underlying portfolios have agreed to expense limitations that may be in effect for varying periods or that may be terminated at any time by the investment adviser to the underlying portfolio. The average expense ratio of underlying portfolios is estimated to be 0.88% for the Pioneer Ibbotson Aggressive Allocation VCT Portfolio, 0.83% for the Pioneer Ibbotson Growth Allocation VCT Portfolio and 0.79% for the Pioneer Ibbotson Moderate Allocation VCT Portfolio, in each case based upon (i) Ibbotson's initial target allocation of the portfolio's assets among underlying portfolios and (ii) the historical gross expense ratio of the underlying portfolios for their most recent fiscal year. The portfolios only invest in class shares of the underlying portfolios that do not incur sales loads or Rule 12b-1 fees. Based on the initial target allocations and the most recent shareholder report or prospectus of each underlying portfolio, the total annual fund operating expenses (before expense limitations) for Class Y shares for the underlying portfolios ranges from 0.51% -- 1.40% of average daily net assets. Based on the initial target allocations and the most recent shareholder report or prospectus of each underlying portfolio, the total annual fund operating expenses (after expense limitations) for Class Y shares for the underlying portfolios ranges from 0.51% -- 1.40% of average daily net assets.


EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and a GMWB rider cannot both be elected.

EXAMPLE -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit for Life rider (assuming the maximum 1.50% charge applies in all Contract Years).

                                           IF CONTRACT IS SURRENDERED AT THE END          IF CONTRACT IS NOT SURRENDERED OR
                                                     OF PERIOD SHOWN:                   ANNUITIZED AT  THE END OF PERIOD SHOWN:
                                           -------------------------------------        ---------------------------------------
FUNDING OPTION                             1 YEAR  3 YEARS    5 YEARS   10 YEARS        1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------                             ------  -------    -------   --------        ------    -------   -------    --------
Underlying Fund with Maximum Total
Annual Operating Expenses.............     $4,165   $8,238    $10,192   $11,394         $3,565     $7,788    $9,832    $11,394
Underlying Fund with Minimum Total
Annual Operating Expenses.............     $  994   $1,640    $ 2,356   $ 4,058         $  394     $1,190    $1,996    $ 4,058

                         CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

                              THE ANNUITY CONTRACT

Pioneer Annuistar(SM) Value Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                                                MAXIMUM AGE BASED ON THE OLDER OF THE
DEATH BENEFIT/OPTIONAL FEATURE                                 OWNER AND ANNUITANT ON THE CONTRACT DATE*
------------------------------                                 -----------------------------------------
Standard Death Benefit                                                            80
Enhanced Death Benefit                                                            75
Enhanced Stepped-Up Provision (E.S.P.)                                            75

*The maximum age for optional death benefits may be reduced in connection with the offer of the Contracts through certain broker-dealers.

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-547-3793.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of all subsequent Purchase Payments may total over $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase

Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern Time)each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or sub-adviser is one of our affiliates or whether the Underlying Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing and other support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When we develop a variable product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.

In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.


You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each Variable Funding Option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-866-547-3793 to request additional copies of the prospectuses.


ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Underlying Funds. The amount of this compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies are joint members of our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of Variable Annuity Contracts.") The payments are deducted from the assets of the

Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Funds' investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the Underlying Funds advised or sub-advised by Legg Mason affiliates.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment adviser and fees. You may obtain an Underlying Fund prospectus by calling 1-866-547-3793 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


FUNDING                                                   INVESTMENT                                    INVESTMENT
OPTION                                                    OBJECTIVE                                 ADVISER/SUBADVISER
-------                                      ------------------------------------------    --------------------------------------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Appreciation Fund --     Seeks growth of capital.                      A I M Advisors, Inc.
     Series II
   AIM V.I. Mid Cap Core Equity Fund --      Seems long-term growth of capital.            A I M Advisors, Inc.
     Series II

FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Rising Dividends Securities      Seeks long-term capital appreciation, with    Franklin Advisory Services, LLC
     Fund -- Class 2                         preservation of capital as an important
                                             consideration.
   Franklin Small-Mid Cap Growth Securities  Seeks long-term capital growth.               Franklin Advisers, Inc.
     Fund -- Class 2
   Templeton Foreign Securities Fund --      Seeks long-term capital growth.               Templeton Investment Counsel, LLC
     Class 2                                                                               Subadviser: Franklin Templeton
                                                                                           Investment Management Limited

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
   INC.
   Legg Mason Partners Variable All Cap      Seeks capital appreciation.                   Salomon Brothers Asset Management Inc
     Portfolio -- Class II
   Legg Mason Partners Variable Total        Seeks to obtain above-average income.         Salomon Brothers Asset Management Inc
     Return Portfolio -- Class II

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
   Legg Mason Partners Variable Aggressive   Seeks capital appreciation.                   Salomon Brothers Asset Management Inc
     Growth Portfolio --
     Class II

MET INVESTORS SERIES TRUST
   Oppenheimer Capital Appreciation          Seeks capital appreciation.                   Met Investors Advisory LLC
     Portfolio -- Class B                                                                  Subadviser: OppenheimerFunds, Inc.

METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio --       Seeks a high level of current income          MetLife Advisers, LLC
     Class A                                 consistent with preservation of capital.      Subadviser: BlackRock Advisors, Inc.
   Oppenheimer Global Equity Portfolio --    Seeks capital appreciation.                   MetLife Advisers, LLC
     Class B                                                                               Subadviser: OppenheimerFunds, Inc.

FUNDING                                                    INVESTMENT                                       INVESTMENT
OPTION                                                     OBJECTIVE                                    ADVISER/SUBADVISER
-------                                    ---------------------------------------------   -----------------------------------------
PIONEER VARIABLE CONTRACTS TRUST

 Pioneer America Income VCT Portfolio --   Seeks as high a level of current income as      Pioneer Investment Management, Inc.
   Class II                                is consistent with preservation of capital.
 Pioneer AmPac Growth VCT Portfolio --     Seeks long term-capital growth.                 Pioneer Investment Management, Inc.
   Class II                                                                                Subadviser: L. Roy Papp & Associates, LLP
 Pioneer Balanced VCT Portfolio -- Class   Seeks capital growth and current income by      Pioneer Investment Management, Inc.
   II                                      actively managing investments in a diversified
                                           portfolio of equity securities.
 Pioneer Cullen Value VCT Portfolio --     Seeks capital appreciation, with current        Pioneer Investment Management, Inc.
   Class II                                income as a secondary objective.                Subadviser: Cullen Capital Management,
                                                                                           Inc.
 Pioneer Emerging Markets VCT Portfolio    Seeks long-term growth of capital.              Pioneer Investment Management, Inc.
   -- Class II
 Pioneer Equity Income VCT Portfolio --    Seeks current income and long-term growth of    Pioneer Investment Management, Inc.
   Class II                                capital from a portfolio consisting primarily
                                           of income producing equity securities of U.S.
                                           corporations.
 Pioneer Equity Opportunity VCT Portfolio  Seeks long-term capital growth. As a secondary  Pioneer Investment Management, Inc.
   -- Class II                             objective, the portfolio may seek income.
 Pioneer Europe VCT Portfolio --           Seeks issuers for long-term growth of capital.  Pioneer Investment Management, Inc.
   Class II
 Pioneer Fund VCT Portfolio -- Class II    Seeks reasonable income and capital growth.     Pioneer Investment Management, Inc.
 Pioneer Global High Yield VCT Portfolio   Seeks to maximize total return through a        Pioneer Investment Management, Inc.
   -- Class II                             combination of income and capital appreciation.
 Pioneer Growth Shares VCT Portfolio --    Seeks appreciation of capital.                  Pioneer Investment Management, Inc.
   Class II
 Pioneer High Yield VCT Portfolio --       Seeks to maximize total return through a        Pioneer Investment Management, Inc.
   Class II                                combination of income and capital appreciation.
 Pioneer Ibbotson Aggressive Allocation    Seeks long-term capital growth.                 Pioneer Investment Management, Inc.
   VCT Portfolio -- Class II                                                               Subadviser: Ibbotson Associates, LLC
 Pioneer Ibbotson Growth Allocation VCT    Seeks long-term capital growth and current      Pioneer Investment Management, Inc.
   Portfolio -- Class II                   income.                                         Subadviser: Ibbotson Associates, LLC
 Pioneer Ibbotson Moderate Allocation VCT  Seeks long-term capital growth and current      Pioneer Investment Management, Inc.
   Portfolio -- Class II                   income.                                         Subadviser: Ibbotson Associates, LLC
 Pioneer International Value VCT           Seeks long-term capital growth.                 Pioneer Investment Management, Inc.
   Portfolio -- Class II
 Pioneer Mid Cap Value VCT Portfolio --    Seeks capital appreciation by investing in a    Pioneer Investment Management, Inc.
   Class II                                diversified portfolio of securities consisting
                                           primarily of common stocks.
 Pioneer Oak Ridge Large Cap Growth VCT    Seeks capital appreciation.                     Pioneer Investment Management, Inc.
   Portfolio -- Class II                                                                   Subadviser: Oak Ridge Investments, LLC

FUNDING                                                   INVESTMENT                                       INVESTMENT
OPTION                                                    OBJECTIVE                                    ADVISER/SUBADVISER
-------                                    ------------------------------------------      -----------------------------------------
 Pioneer Real Estate Shares VCT Portfolio  Seeks long-term growth of capital. Current      Pioneer Investment Management, Inc.
   -- Class II                             income is the portfolio's secondary investment  Subadviser: AEW Management and Advisors,
                                           objective.                                      L.P.
 Pioneer Small and Mid Cap Growth VCT      Seeks long term capital growth.                 Pioneer Investment Management, Inc.
   Portfolio -- Class II                                                                   Subadviser: L. Roy Papp & Associates, LLP
 Pioneer Small Cap Value VCT Portfolio --  Seeks capital growth by investing in a          Pioneer Investment Management, Inc.
   Class II                                diversified portfolio of securities,
                                           consisting primarily of common stocks.
 Pioneer Strategic Income VCT Portfolio    Seeks a high level of current income.           Pioneer Investment Management, Inc.
   -- Class II
 Pioneer Value VCT Portfolio -- Class II   Seeks reasonable income and capital growth.     Pioneer Investment Management, Inc.



"Salomon Brothers" is a service mark of Citigroup, Inc. licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund's investment manager, are not affiliated with Citigroup, Inc.


ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS:

UNDERLYING FUND NAME CHANGES

                 FORMER NAME                                                          NEW NAME
---------------------------------------------------         -----------------------------------------------------------
GREENWICH STREET SERIES FUND                                LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
   Salomon Brothers Variable Aggressive Growth Fund            Legg Mason Partners Variable Aggressive Growth Portfolio
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.                 LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
   All Cap Fund                                                Legg Mason Partners Variable All Cap Portfolio
   Total Return Fund                                           Legg Mason Partners Variable Total Return Portfolio

UNDERLYING FUND MERGERS/REORGANIZATIONS

The former Underlying Funds were merged with or reorganized into the new Underlying Funds.


       FORMER UNDERLYING FUND                                                          NEW UNDERLYING FUND
---------------------------------------                                       ------------------------------------
                                                                              METROPOLITAN SERIES FUND, INC.
   Money Market Portfolio                                                        Black Rock Money Market Portfolio
PIONEER VARIABLE CONTRACTS TRUST                                              PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Small Company VCT Portfolio*                                          Pioneer Small Cap Value Portfolio*


UNDERLYING FUND SUBSTITUTIONS

The following new Underlying Funds were substituted for the former Underlying Funds.


       FORMER UNDERLYING FUND                                                          NEW UNDERLYING FUND
---------------------------------------                                       ------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                            METROPOLITAN SERIES FUND, INC.
   Oppenheimer Global Securities Fund/VA                                         Oppenheimer Global Equity Portfolio
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                            MET INVESTORS SERIES TRUST
   Oppenheimer Capital Appreciation Fund/VA                                      Oppenheimer Capital Appreciation Portfolio


--------------
* Pioneer Small Company VCT Portfolio is expected to merge into Pioneer Small Cap Value VCT Portfolio as of approximately May 24, 2006.

                                  FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      - the ability for you to make withdrawals and surrenders under the Contracts

      - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

      - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

      - administration of the annuity options available under the Contracts, and

      -     the distribution of various reports to Contract Owners

Costs and expenses we incur include:

      - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

      - sales and marketing expenses including commission payments to your sales agent, and

      -     other costs of doing business

Risks we assume include:

      - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

      - that the amount of the death benefit will be greater than the Contract Value, and

      - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

        YEARS SINCE PURCHASE PAYMENT MADE
--------------------------------------------------
GREATER THAN OR EQUAL TO             BUT LESS THAN               WITHDRAWAL CHARGE
                                                                 -----------------
          0 years                       2 years                         6%
          2 years                       4 years                         5%
          4 years                       5 years                         4%


 5 years                       6 years                         3%
 6 years                       7 years                         2%
7 + years                                                      0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

      (a)   any Purchase Payment to which no withdrawal charge applies then

      (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

      (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

      (d)   any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

      - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

      -     if a lifetime annuity payout has begun

      - if you elect Annuity Payments for a fixed period of at least five year's duration, or

      -     under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59-1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

      (1)   from the distribution of death proceeds;

      (2)   after an annuity payout has begun; or

      (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product, and is equal to 1.35% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE") CHARGE

If you elect the GMWB for Life rider, a charge is deducted daily from amounts held in each Variable Funding Option. The current charge, on an annual basis, is 0.65% if you select the Single Life Option, or 0.80% if you select the Joint Life Option. Your current charge may increase when your benefits automatically reset, unless you notify us not to reset your benefits (see "LIVING BENEFITS -- Guaranteed Minimum Withdrawal Benefit for Life"). The charge will never exceed 1.50%. You cannot cancel the rider, although the rider terminates under certain circumstances (see "Termination").

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

    YEARS SINCE INITIAL PURCHASE PAYMENT
---------------------------------------------
GREATER THAN OR EQUAL TO        BUT LESS THAN               WITHDRAWAL CHARGE
                                                            -----------------
        0 years                    2 years                         6%
        2 years                    4 years                         5%
        4 years                    5 years                         4%
        5 years                    6 years                         3%
        6 years                    7 years                         2%
       7 + years                                                   0%

Please refer to Payment Options for a description of this benefit.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading").

Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., the Templeton Foreign Securities Fund, Oppenheimer Global Equity Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Europe VCT Portfolio, Pioneer Global High Yield VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer AmPac Growth VCT Portfolio, Pioneer Small and Mid Cap Growth Portfolio VCT Portfolio, Pioneer Small Cap Value VCT Portfolio, Pioneer Small Company VCT Portfolio and Pioneer Strategic Income VCT Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.


We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

      - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

      - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request, certain information about trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Funds to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest will accrue up to 12 months only on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your

Contract after December 31, 1988 unless you are (a) age 59-1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59-1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM

Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70-1/2. (See "Federal Tax Considerations".) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

      -     the death benefit will not be payable upon the Annuitant's death;

      -     the Contingent Annuitant becomes the Annuitant; and

      -     all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see The Annuity Contract section).

DEATH PROCEEDS BEFORE THE MATURITY DATE

NOTE: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" below with "Owner". All death benefits described below will be reduced by any premium tax and outstanding loans not previously deducted.

STANDARD DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below:

      (1)   the Contract Value on the Death Report Date

      (2)   your adjusted Purchase Payment (see below) or*

      (3)   the Step-Up Value (if any, as described below)

ENHANCED DEATH BENEFIT

If the Annuitant dies before age 80, the death benefit will
be the greatest of:                                                  -  the Contract Value on the Death Report Date;

                                                                     -  your adjusted Purchase Payment (see below)*;

                                                                     -  the Step-Up Value, if any, as described below or

                                                                     -  the Roll-Up Death Benefit Value (as described below)

If the Annuitant dies on or after age 80, the death benefit
will be the greatest of:                                             -  the Contract Value on the Death Report Date;

                                                                     -  your adjusted Purchase Payment (see below)* or

                                                                     -  the Step-Up Value, if any, as described below or

                                                                     -  the Roll-Up Death Benefit Value (as described below) on the Annuitant's 80th birthday, plus any additional
                                                                        Purchase Payments and minus any partial surrender
                                                                        reductions (as described below) that occur after the
                                                                        Annuitant's 80th birthday

--------------
(*) If you have elected a GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider. If you purchased the GMWB for Life rider and if your Contract provides for a death benefit amount that is the greatest of multiple benefits including the Adjusted Purchase Payment, your Adjusted Purchase Payment will not be calculated as described below, but instead will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the GMWB for Life rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

      (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

      (b)   is any Purchase Payment made during the previous Contract Year

      (c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

      (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

      (b) is any Purchase Payment made since the previous Contract Date anniversary

      (c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all Partial Surrender Reductions** (as described below).

------------
** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTIONS

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

EXAMPLE OF PARTIAL SURRENDER REDUCTIONS. For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment, Step-Up or Roll-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment, Step-Up or Roll-Up Value as follows:

      $50,000 x ($10,000/$55,000) = $9,090

Your new adjusted Purchase Payment, Step-Up or Roll-Up Value would be $50,000-$9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current adjusted Purchase Payment, Step-Up or Roll-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment, Step-Up or Roll-Up Value as follows:

      $50,000 x ($10,000/$30,000) = $16,666

Your new adjusted Purchase Payment, Step-Up or Roll-Up Value would be $50,000-$16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

      $50,000 x ($10,000/$55,000) = $9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

      $50,000 x ($10,000/$30,000) = $16,666

Your new modified Purchase Payment would be $50,000 -- $16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

                                                                                                                      MANDATORY
       BEFORE THE MATURITY DATE,              THE COMPANY WILL                                                      PAYOUT RULES
         UPON THE DEATH OF THE              PAY THE PROCEEDS TO:                        UNLESS...                       APPLY*
--------------------------------------  ----------------------------  -----------------------------------------     -------------
OWNER (WHO IS NOT THE ANNUITANT) (WITH  The beneficiary(ies), or if   Unless, the beneficiary elects to                   Yes
NO JOINT OWNER)                         none, to the Contract         continue the Contract rather than receive
                                        owner's estate.               the distribution.

OWNER (WHO IS THE ANNUITANT) (WITH NO   The beneficiary(ies), or if   Unless, the beneficiary elects to                   Yes
JOINT OWNER)                            none, to the Contract         continue the Contract rather than receive
                                        owner's estate.               the distribution.

NON-SPOUSAL JOINT OWNER (WHO IS NOT     The surviving joint owner.                                                        Yes
THE ANNUITANT)

NON-SPOUSAL JOINT OWNER (WHO IS THE     The beneficiary(ies), or if   Unless the beneficiary elects to continue           Yes
ANNUITANT)                              none, to the surviving joint  the Contract rather than receive the
                                        owner.                        distribution.

SPOUSAL JOINT OWNER (WHO IS NOT THE     The surviving joint owner.    Unless the spouse elects to continue the            Yes
ANNUITANT)                                                            Contract.

                                                                                                                      MANDATORY
       BEFORE THE MATURITY DATE,              THE COMPANY WILL                                                      PAYOUT RULES
         UPON THE DEATH OF THE              PAY THE PROCEEDS TO:                        UNLESS...                       APPLY*
--------------------------------------  ----------------------------  -----------------------------------------     -------------
SPOUSAL JOINT OWNER (WHO IS THE         The beneficiary(ies) or, if   Unless the spouse elects to continue the      Yes
ANNUITANT)                              none, to the surviving joint  Contract.
                                        owner.

                                                                      A spouse who is not the beneficiary may
                                                                      decline to continue the Contract and instruct
                                                                      the Company to pay the beneficiary who may
                                                                      elect to continue the Contract.

ANNUITANT (WHO IS NOT THE CONTRACT      The beneficiary(ies), or if   Unless the beneficiary elects to continue     Yes
OWNER)                                  none, to the Contract Owner.  the Contract rather than receive the distribution.

                                                                      But, if there is a Contingent Annuitant,
                                                                      then, the Contingent Annuitant becomes
                                                                      the Annuitant and the Contract continues in
                                                                      effect (generally using the original
                                                                      Maturity Date). The proceeds will then be
                                                                      paid upon the death of the Contingent
                                                                      Annuitant or owner.

ANNUITANT (WHO IS THE CONTRACT OWNER)   See death of "owner who is                                                  Yes
                                        the Annuitant" above.

ANNUITANT (WHERE OWNER IS A             The beneficiary(ies) or if                                                  Yes (Death of
NON-NATURAL ENTITY/TRUST)               none, to the owner.                                                         Annuitant is
                                                                                                                    treated as
                                                                                                                    death of the
                                                                                                                    owner in these
                                                                                                                    circumstances.)

BENEFICIARY                             No death proceeds are                                                       N/A
                                        payable; Contract continues.

CONTINGENT BENEFICIARY                  No death proceeds are                                                       N/A
                                        payable; Contract continues.

                               QUALIFIED CONTRACTS

                                                                                                                         MANDATORY
       BEFORE THE MATURITY DATE,              THE COMPANY WILL                                                         PAYOUT RULES
         UPON THE DEATH OF THE              PAY THE PROCEEDS TO:                        UNLESS...                          APPLY*
--------------------------------------  ----------------------------     -----------------------------------------     -------------
OWNER/ANNUITANT                         The beneficiary(ies), or if      Unless the beneficiary elects to                 Yes
                                        none, to the Contract owner's    continue the Contract rather than
                                        estate.                          receive a distribution.

BENEFICIARY                             No death proceeds are payable;                                                    N/A
                                        Contract continues.

                                                                                                                         MANDATORY
       BEFORE THE MATURITY DATE,              THE COMPANY WILL                                                         PAYOUT RULES
         UPON THE DEATH OF THE              PAY THE PROCEEDS TO:                        UNLESS...                          APPLY*
--------------------------------------  ----------------------------     -----------------------------------------     -------------

CONTINGENT BENEFICIARY                  No death proceeds are payable;                                                    N/A
                                        Contract continues.

------------
(2) Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the Annuitant's death, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. There is no additional charge to continue the Contract; however, all other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      -     transfer ownership

      -     take a loan

      -     make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. There is no additional charge to continue the Contract; however, all other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy; or

      - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                                 LIVING BENEFITS

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", "GMWB III", and "GMWB for Life" (described separately below); we may refer to any one of these as "GMWB". The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS

NAME OF RIDER:                  GMWB I                                 GMWB II                               GMWB III
--------------   ------------------------------------    ------------------------------------   ------------------------------------

 ALSO CALLED:                 Principal                              Principal                              Principal
                              Guarantee                           Guarantee 5/10                           Guarantee 5

AVAILABILITY:    Not available for purchase on or        Available on or after March 21, 2005   Available on or after March 21, 2005
                 after March 21, 2005, unless GMWB II         if approved in your state              if approved in your state
                    is not approved in your state

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract. You may not elect a GMWB rider if you have a loan outstanding, and you may not take out a loan once you elect a GMWB rider.

REMAINING BENEFIT BASE ("RBB"). For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB"). The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                                                   GMWB I           GMWB II               GMWB III
                                                                                  ----------       ----------            ---------
If you make your first withdrawal before the 3rd anniversary after you
purchase GMWB:.............................................................       5% of RBB        5% of RBB             5% of RBB
If you make your first withdrawal after the 3rd anniversary after you
purchase GMWB:.............................................................       10% of RBB       10% of RBB            5% of RBB

ADDITIONAL PREMIUM. Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS. When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

      - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

      - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES. The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:


WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III


                                        ASSUMES 10% GAIN ON INVESTMENT                      ASSUMES 10% LOSS ON INVESTMENT
                        -------------------------------------------------------  ---------------------------------------------------
                                                                                 CONTRACT
                        CONTRACT VALUE           RBB              AWB (5%)         VALUE           RBB               AWB (5%)
                        --------------   ------------------  ------------------  ---------  -----------------  ---------------------
VALUES AS OF
INITIAL GMWB PURCHASE      $100,000           $100,000             $5,000         $100,000       $100,000             $5,000

IMMEDIATELY PRIOR TO
WITHDRAWAL                 $110,000           $100,000             $5,000         $90,000        $100,000             $5,000

PARTIAL WITHDRAWAL           N/A              (100,000          [5,000 X (1-        N/A          (100,000            [5,000 X
REDUCTION (PWR)                          X 10,000/110,000)=   90,000/100,000)]=             X 10,000/90,000)=  (1-88,889/100,000)]=
                                                9,091                500                         $11,111               $556

GREATER OF PWR OR THE                          $10,000                                           $11,111
DOLLAR AMOUNT OF THE
WITHDRAWAL                                 (10,000>9,091)                                    (11,111>10,000)

CHANGE IN VALUE DUE
TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)                 $10,000             $10,000              $500          $10,000        $11,111               $556

VALUE IMMEDIATELY          $100,000            $90,000             $4,500         $80,000        $88,889              $4,444
AFTER WITHDRAWAL


WITHDRAWAL EXAMPLE FOR GMWB I


                                        ASSUMES 10% GAIN ON INVESTMENT                      ASSUMES 10% LOSS ON INVESTMENT
                        -------------------------------------------------------  ---------------------------------------------------
                                                                                 CONTRACT
                        CONTRACT VALUE           RBB              AWB (5%)         VALUE           RBB               AWB (5%)
                        --------------   ------------------  ------------------  ---------  -----------------  ---------------------
VALUES AS OF
INITIAL GMWB PURCHASE      $100,000            $100,000              $5,000       $100,000        $100,000             $5,000

IMMEDIATELY PRIOR TO
WITHDRAWAL                 $110,000            $100,000              $5,000       $90,000         $100,000             $5,000

IMMEDIATELY AFTER          $100,000             90,909               $4,545       $80,000          $88,889             $4,444
WITHDRAWAL
                                         [100,000--(100,000   [5,000 -- (5,000              [100,000--(100,000        [5,000 X
                                          x10,000/110,000)]    x90,909/100,000)]              x10,000/90,000)]    (88,889/100,000)]
CHANGE IN VALUE DUE
TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)                 $10,000              $9,091                $455        $10,000            $11,111            $556

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY). If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

      - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

                  -     a qualified retirement plan (Code Section 401),

                  -     a tax-sheltered annuity (Code Section 403(b)),

                  -     an individual retirement account (Code Sections 408(a)),

                  - an individual retirement annuity (Code Section 408(b)), or

                  -     a qualified deferred compensation plan (Code Section
                        457).

      - Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

      - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

      - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

      - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page
            526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

  You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

      - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70-1/2 before the first GMWB anniversary.

            You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two contract years after which time you can choose an alternate mode of distribution.

      - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY). If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we will provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE. The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. The charge will never exceed 1.00%.

                                               GMWB I                               GMWB II                               GMWB III
                                               ------                               -------                               --------
Current Annual Charge                          0.40%                                 0.50%                                 0.25%
Maximum Annual Charge After a Reset            1.00%                                 1.00%                                  N/A

MAXIMUM RBB. Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION. Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB. If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

      - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

      - The total annual payment amount will equal the AWB and will never exceed your RBB, and

      - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

                                             GMWB I                            GMWB II                            GMWB III
                               ------------------------------   --------------------------------   ---------------------------------
AWB                            5% of RBB if first withdrawal      5% of RBB if first withdrawal                5% of RBB
                                   before 3rd anniversary             before 3rd anniversary
                               10% of RBB if first withdrawal     10% of RBB if first withdrawal
                                   after 3rd anniversary              after 3rd anniversary

ANNUAL CHARGE                              0.40%                              0.50%                              0.25%

RESET                                       Yes                                Yes                                 No

CAN I CANCEL MY GMWB?                        No                 Yes, after the 5th anniversary of  Yes, after the 5th anniversary of
                                                                          GMWB purchase                      GMWB purchase

INVESTMENT RESTRICTIONS                      No                                Yes                                Yes
WAIVER OF RECALCULATION OF                   No                                Yes                                Yes
AWB FOR DISTRIBUTIONS FROM
TAX-QUALIFIED PLANS

GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE" OR "LIVING INCOME GUARANTEE")

SUMMARY OF BENEFITS. At the time you purchase the Contract, for an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit for Life, or "GMWB for Life". The GMWB for Life rider is designed to protect your investment from poor market performance. The GMWB for Life rider:

      - Guarantees a fixed level of income for life after you attain a certain age as long as you do not withdraw more than a certain amount from your Contract each year;

      -     Can be purchased for you alone or with your spouse;

      -     Can accommodate tax-qualified distributions from your Contract;

      - Increases in value on each anniversary if your Contract Value increases through an automatic reset feature;

      - Can provide an income until your guaranteed amount is recovered if your circumstances change before you reach the minimum age to begin lifetime income, as long as you do not withdraw more than a certain amount from your Contract each year;

      - Offers the option to receive a lump sum after a period of years in lieu of the guarantee to take periodic payments if your circumstances change.

You must continue to meet several restrictions and conditions in order to receive the benefits of the GMWB for Life rider. Withdrawals that exceed the allowable annual maximum will more rapidly decrease the guarantees under the rider. Also, to be eligible for the guarantees you are permitted to invest only in a limited number of specified Variable Funding Options. Only Purchase Payments that you make within two years of purchase are eligible for the guarantees. See below for details.

Currently, you may elect the GMWB for Life rider only at the time of your initial purchase of the Contract. In the future we may allow Contract Owners to add the rider after purchase. You may not elect the GMWB for Life rider if you have also elected the GMWB or GMAB rider offered under this Contract. The GMWB for Life rider many not be available in all states. You may not elect the GMWB for Life rider if you have a loan outstanding, and you may not take out a loan once you elect the GMWB for Life rider. Once you purchase the GMWB for Life rider, you cannot cancel it.

In written materials other than this prospectus, we may refer to the GMWB for Life rider using different names. These names are "Living Income Guarantee" and "Living Income Guarantee for 2". These names refer to the same GMWB for Life rider described in this prospectus.

SINGLE LIFE OPTION OR JOINT LIFE OPTION. The GMWB for Life rider is designed for use by you alone (the "Single Life Option"), or you and your spouse (the "Joint Life Option"). You must select either the Single Life Option or the Joint Life Option at the time you elect the GMWB for Life rider.

The Single Life Option is available to all Contract Owners. However, if you select the Single Life Option and your Contract is jointly owned, the age of the older joint owner will determine when you are eligible for lifetime benefits under the rider, and income is guaranteed only over the lifetime of the older joint owner.

The Joint Life Option is only available if you name your spouse as the joint owner or sole beneficiary of your Contract. Under the Joint Life Option, income is guaranteed over the joint lifetime of both you and your spouse. Under the Joint Life Option, the age of the younger spouse determines when you are eligible for lifetime benefits under the rider. This means you and your spouse will have to wait until the younger of you reaches the minimum age to qualify for the lifetime benefit.

REMAINING BENEFIT BASE ("RBB"). The guarantees under the GMWB for Life rider are determined by applying an annual percentage to a base amount that we calculate called the "remaining benefit base" or "RBB."

Your initial RBB is equal to your initial Purchase Payment if you elect GMWB for Life when you purchase your Contract. If in the future we permit the rider to be added after the Contract is issued, then your initial RBB is equal to your Contract Value when you elect the rider. The RBB is not a lump sum guarantee, rather, it is used to determine the amount that we return to you through a series of payments that annually do not exceed a percentage of your RBB.

Your RBB is subject to a maximum of $5,000,000 for all deferred variable annuities issued by us in the same calendar year to you.

LIFETIME WITHDRAWAL BENEFIT ("LWB"). The annual percentage of your RBB that is available for withdrawal is called the "Lifetime Withdrawal Benefit" or "LWB. " Each year you may take withdrawals that do not exceed your LWB.

The level of your initial LWB payment depends on whether your GMWB for Life rider was issued under the Single Life Option or the Joint Life Option, and the timing of your first withdrawal from your Contract. You are eligible to receive payments under the LWB after you attain a certain age as shown below. Under the Joint Life Option, the age of the younger spouse determines eligibility. Under the Single Life Option, if your Contract is jointly owned, the age of the older joint owner determines eligibility.

                                                               MINIMUM AGE TO BE ELIGIBLE TO RECEIVE LWB
                                                               -----------------------------------------
Single Life Option                                                          59-1/2 years
Joint Life Option                                                             65 years

Your initial LWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                                                                                   LWB
                                                                                                                ---------
SINGLE LIFE OPTION
If you make your first withdrawal BEFORE the 5th anniversary after you purchase GMWB for Life:                  5% of RBB
If you make your first withdrawal ON OR AFTER the 5th anniversary, but before the 10th anniversary:             6% of RBB
If you make your first withdrawal ON OR AFTER the 10th anniversary:                                             7% of RBB

JOINT LIFE OPTION
If you make your first withdrawal BEFORE the 8th anniversary after you purchase GMWB for Life:                  5% of RBB

If you make your first withdrawal ON OR AFTER the 8th anniversary, but before the 15th anniversary:             6% of RBB
If you make your first withdrawal ON OR AFTER the 15th anniversary:                                             7% of RBB

You should carefully choose when you take your first withdrawal from your Contract, because it will determine your LWB annual percentage which will not change for the life of your Contract. For example, if you take your first withdrawal before the 5th anniversary, your LWB will be 5% of RBB for the life of your Contract, and you will never qualify for a 6% or 7% of RBB.

As long as your total annual withdrawals do not exceed your LWB amount, you may continue to take your LWB payments until death, even if the aggregate payments exceed your RBB. Under the Joint Life Option, payments cease upon the death of the last surviving spouse. Under the Single Life Option, payments cease upon your death, or the death of the older joint owner.

You may adjust the amount and frequency of payments during the year. Each year you may take your LWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your LWB without affecting your guarantee. If you choose to receive only a part of, or none of, your LWB in any given year, your LWB in any subsequent year will not be increased. In certain circumstances we may limit the frequency of LWB payments to annual, such as payments under our Managed Distribution Program, payments to a beneficiary after your death, or if your Contract Value reduces to zero (see below).

ADDITIONAL PREMIUM. Additional Purchase Payments made within two years after you purchase the GMWB for Life rider will increase your RBB, which will serve to increase your LWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new LWB is equal to the LWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original LWB as shown above.

Additional Purchase Payments made more than two years after you purchase the GMWB for Life rider will not be included in your RBB, and will be excluded from the guarantees under your rider. However, additional Purchase Payments will be added to your Contract Value and would be reflected in ay reset of the RBB (see the Reset section below).

WITHDRAWALS. When you make a withdrawal, your LWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase of GMWB for Life (or "GMWB for Life Anniversary"), including the current withdrawal, does not exceed your LWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB for Life Anniversary, including the current withdrawal, exceeds your LWB immediately prior to the current withdrawal, we will recalculate your RBB and LWB.

To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a proportional "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

To recalculate your LWB, we reduce your LWB by a partial withdrawal reduction, which is equal to 1) the LWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by
3) the RBB immediately prior to the current withdrawal.

These recalculations magnify the effect of a withdrawal when your Contract Value is less than your RBB, as shown in the example below.

WITHDRAWAL EXAMPLES The following example is intended to illustrate the effect of withdrawals on your RBB and LWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is greater than 65, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

WITHDRAWAL EXAMPLE

                                  ASSUMES 10% GAIN ON INVESTMENT                     ASSUMES 10% LOSS ON INVESTMENT
                             -----------------------------------------   ---------------------------------------------------------
                             CONTRACT
                              VALUE            RBB           LWB (5%)    CONTRACT VALUE          RBB               LWB (5%)
                             --------  ------------------  ------------  --------------   ------------------  ---------------------
VALUES AS OF

INITIAL GMWB PURCHASE        $100,000       $100,000          $5,000        $100,000          $100,000              $5,000

IMMEDIATELY PRIOR TO
WITHDRAWAL AND AFTER THE
FIRST GMWB ANNIVERSARY       $110,000       $110,000          $5,500        $90,000           $100,000              $5,000

PARTIAL WITHDRAWAL             N/A          (110,000       (5,500 X (1-       N/A             (100,000              (5,000
REDUCTION                              X 10,000/110,000)=    100,000/                     X 10,000/90,000)=   X(1-88,889/100,000)=
                                             10,000         110,000)=                          $11,111               $556
                                                               500

GREATER OF PWR OR THE                        $10,000                                           $11,111
DOLLAR AMOUNT OF THE
WITHDRAWAL                               (10,000=10,000)                                   (11,111>10,000)

CHANGE IN VALUE DUE TO
WITHDRAWAL (PARTIAL
SURRENDER REDUCTION)         $10,000         $10,000           $500         $10,000            $11,111               $556

VALUE IMMEDIATELY AFTER
WITHDRAWAL                   $100,000       $100,000          $5,000        $80,000            $88,889              $4,444

RESET. On each anniversary after you purchase the GMWB for Life rider, we will automatically reset your RBB, under our Automatic RBB Reset Program, to an amount equal to 100% of the then Contract Value. We will not automatically reset your RBB if the Contract Value on your anniversary is less than your current RBB, or, if you (or you and your spouse) are over age 85.

You may choose to opt out of the Automatic RBB Reset Program, if a reset of your RBB would cause the charge for your rider to increase. This can happen since the rate you pay for the rider will be changed to the rate in effect at the time of reset and that may be higher than the rate before the reset. We will send you advance notice if the charge for your rider would increase upon reset in order to give you the opportunity to opt out of the Automatic RBB Reset Program. In order to opt out of the Automatic RBB Reset Program, you must notify us in writing which we must receive by the 7th calendar day prior to the scheduled reset. Your rider will no longer be reset for the life of the rider unless you subsequently elect in writing to opt back into the Automatic RBB Reset Program. Your opt back in election will go into effect upon the next GMWB for Life Anniversary following the receipt of your request.

Upon reset, the LWB will be recalculated as the greater of the a) LWB prior to the reset, or b) a percentage of the Reset RBB value. The percentage will equal the percentage of the RBB (e.g. 5%) used in determining the initial LWB.

GUARANTEED PRINCIPAL OPTION. If your circumstances change and you no longer want the lifetime features of the GMWB for Life rider, you may wish to opt out and receive an adjustment to your Contract Value. In this case, once you have held the rider for ten (10) years or more you will have the option each year to elect the Guaranteed Principal Option. Each year you will have a 30-day window period during which you may elect the option. You may only elect the option once, as your GMWB for Life rider will terminate when you exercise the option.

The Guaranteed Principal Option will be paid to you as a positive adjustment to your Contract Value. The adjustment is equal to (a) minus (b):

      a) Purchase Payments credited within 120 days after you purchase the GMWB for Life rider, reduced by a "Percentage Reduction in the Contract Value" attributable to any partial withdrawals taken.

            We compute the "Percentage Reduction in Contract Value" attributable to a partial withdrawal by dividing the dollar amount of the withdrawal, plus any applicable withdrawal charges, by the Contract Value immediately preceding such withdrawal. We apply the Percentage Reduction in the Contract Value as a factor equal to 1 minus the percentage reduction.

      b) Your Contract Value on the GMWB Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For example, assume you make a single Purchase Payment of $100,000 and elect the GMWB for Life rider. Also assume that you make no withdrawals, and that ten years later your Contract Value has declined to $80,000. If you elect to receive the Guaranteed Principal Option, we will apply $20,000 to your Contract Value to restore it to $100,000.

To exercise the Guaranteed Principal Option you must notify us in writing within 30 days following any anniversary of your purchase of the GMWB for Life rider, on or after the tenth (10th) anniversary of your purchase of the rider. We will adjust your Contract Value at the end of the 30-day window period.

The adjustment will be added to each Variable Funding Option in the ratio that the Contract Value in such Variable Funding Option bears to the total Contract Value in all Variable Funding Options. The adjustment will never be less than zero.

If you exercise the Guaranteed Principal Option, the GMWB for Life rider will terminate on the date the adjustment is added to your Contract Value.

Only Purchase Payments credited within 120 days after you purchase the GMWB for Life rider are taken into consideration in determining the amount paid under the Guaranteed Principal Option. If you anticipate making Purchase Payments after the 120-day period, you should understand that such payments will not increase the amount paid under the Guaranteed Principal Option. However, Purchase Payments credited after 120 days are added to your Contract Value and will impact whether or not any benefit is due. Therefore, GMWB for Life may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the GMWB for Life rider for this feature.

REQUIRED ALLOCATION OF YOUR CONTRACT VALUE AND PREMIUM PAYMENTS. If you elect the GMWB for Life rider, you will be required to invest in a limited number of specific Variable Funding Options, and you will be foreclosed from investing in all the other Variable Funding Options that would otherwise be available to you whether the rider is in effect. In addition, you may not allocate any portion of your Contract Value or Premium Payments to the Fixed Account.

You will be required to allocate 100% of your Contract Value or Purchase Payments to one or more of the following Variable Funding Options. Some of these Variable Funding Options invest in mutual funds that invest in other mutual funds, also known as "funds of funds." Please see the section in this Prospectus entitled "Variable Funding Options" for a description of the investment objectives of these Variable Funding Options, as well as the section entitled "FEE TABLE" for the charges associated with these Variable Funding Options.

PERMITTED VARIABLE FUNDING OPTIONS

      LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
          Legg Mason Partners Variable Total Return Portfolio -- Class II

      METROPOLITAN SERIES FUND, INC.
          BlackRock Money Market Portfolio

      PIONEER VARIABLE CONTRACTS TRUST
          Pioneer Ibbotson Growth Allocation VCT Portfolio -- Class II Shares

          Pioneer Ibbotson Moderate Allocation VCT Portfolio -- Class II Shares Pioneer America Income VCT Portfolio -- Class II Shares
          Pioneer Global High Yield VCT Portfolio -- Class II Shares
          Pioneer Strategic Income VCT Portfolio -- Class II Shares
          Pioneer High Yield VCT Portfolio -- Class II Shares
          Pioneer Balanced VCT Portfolio -- Class II Shares

We will reject any request by you to transfer Contract Value or allocate Purchase Payments to a Variable Funding Option other than the permitted Variable Funding Options listed above. You will be required to re-submit your request to comply with the above restrictions. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it violated the above restrictions.

We may make additions to or deletions from the list of permitted Variable Funding Options.

GMWB FOR LIFE CHARGE. The charge for your GMWB for Life rider depends on whether you purchase the Single Life Option or the Joint Life Option. The charge is deducted daily from amounts held in each Variable Funding Option. The current charge, on an annual basis, is shown below. Your current charge may increase when your RBB automatically resets, unless you notify us not to reset your RBB (see "Reset" above). The charge may increase to the charge applicable to current Contract purchasers at the time of reset, but it will never exceed 1.50%.

                                                              CURRENT CHARGE
GMWB for Life (Single Life Option)                                 0.65%
GMWB for Life (Joint Life Option)                                  0.80%

ANNUAL WITHDRAWAL BENEFIT ("AWB"). If your circumstances change, you may wish to take guaranteed withdrawals even though you have not yet reached the minimum age to be eligible for lifetime payments under LWB. In this case, you can take an "Annual Withdrawal Benefit" or "AWB" which allows you to withdraw an amount each year until your RBB is depleted. AWB payments are not guaranteed for life.

The level of your AWB is determined in the same manner as the level of your LWB as described in the above section entitled "Lifetime Withdrawal Benefit ("LWB")", except that there is no minimum age to be eligible to receive AWB payments. Additional Premium Payments affect your AWB in the same manner as they do the LWB as described in the "Additional Premium Payments" section above. The reset of your RBB will affect your AWB in the same manner as it affects the LWB as described in the "Reset" section above.

Withdrawals affect your AWB in the same manner as your LWB as described in the "Withdrawals" section above, with the following exception. If you begin taking AWB withdrawals before you reach the minimum age to qualify for payments under LWB, when you reach the minimum age any withdrawals in excess of your LWB amount will subject your LWB and RBB to a partial withdrawal reduction, even if your withdrawal does not exceed your AWB. This could serve to decrease the amount of your future monthly payments under LWB, and the length of the time period during which you may continue to take payments under AWB.

SHOULD I TAKE WITHDRAWALS UNDER LWB OR AWB? The GMWB for Life rider works best, and is designed, for the Contract Owner who can wait until the minimum age is attained to qualify for LWB payments. If you take your first withdrawal after you have reached the minimum age to qualify for LWB payments, payments under AWB or LWB are equal and the same. However, if you take your first withdrawal before you have reached the minimum age to qualify for LWB payments, the AWB or LWB payments available to you when you reach the minimum age may not be equal.

AWB is designed for the Contract Owner who has undergone a change in circumstances and wants to take withdrawals before reaching the minimum age to qualify for LWB payments.

If you choose to take AWB payments before you qualify for LWB payments, you should consider that the charges for the GMWB for Life rider are designed to support LWB payments for life, and that you may be paying a higher charge without receiving the full benefit.

IF YOU CONTINUE TO MAKE WITHDRAWALS IN EXCESS OF THE LWB ONCE THE MINIMUM AGE TO QUALIFY FOR LWB HAS BEEN REACHED, YOU MAY EVENTUALLY LOSE ANY BENEFIT UNDER LWB.

Whether you choose to access your money using the LWB, AWB, or Guaranteed Principal Option depends on your individual financial circumstances and the performance of your Contract. You should consult with your financial adviser to determine which method is best for you.

TAX-QUALIFIED DISTRIBUTION PROGRAMS. Subject to certain limitations and restrictions, your LWB and AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, but will not affect the LWB or AWB. The following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

      1) distributions relating to this Contract intended to satisfy the required minimum distribution rules under Internal Revenue Code of 1986, as amended, ("Code"), Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code
            Section 403(b)), an individual retirement annuity (Code Section 408(b)), or an eligible deferred compensation plan (Code Section 457(b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate, or as otherwise required to be calculated under the Code and the regulations thereunder;

      2) distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life, or over a period no longer than the remaining life expectancy, of a designated beneficiary relating to this Contract;

      3) distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of such participant and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710, or as subsequently determined under the tax law (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program) relating to this Contract; or

      4) distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin

            2004-9, Notice 2004-15, page 526, or as subsequently determined under the tax law (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program) relating to this Contract.

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB for Life rider, however your RBB, LWB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB for Life Anniversary, and you may only make the change during the 30-day period after your GMWB for Life Anniversary. At the time you purchase GMWB for Life, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70-1/2 before the first GMWB for Life Anniversary.

You are advised to take your required distributions prior to purchasing GMWB for Life in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB for Life, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

ANY WITHDRAWALS OUTSIDE THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB for Life (a "GMWB for Life Year"). If during any GMWB for Life Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB for Life rider, however for the remainder of the GMWB for Life Year your RBB, LWB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

DISTRIBUTIONS UNDER THE TAX-QUALIFIED DISTRIBUTION PROGRAM WILL BE DETERMINED AS IF YOUR CONTRACT UNDER WHICH YOUR GMWB FOR LIFE RIDER WAS ISSUED WERE THE ONLY CONTRACT SUBJECT TO THE ABOVE TAX RULES.

TERMINATION. Once you purchase the GMWB for Life rider, you cannot cancel it. However, the rider will automatically terminate when:

      -     you make a full withdrawal of your Contract Value;

      -     you apply all of your Contract Value to an Annuity Option;

      - the Contract Owner dies and a death benefit under your Contract becomes payable, unless the Contract is continued by the beneficiary;

      - the Annuitant dies and the Annuitant is not the person whose life is used to determine guaranteed payments;

      - you transfer ownership of your Contract, or change the spousal beneficiary under the Joint Life Option;

      -     you opt to take the Guaranteed Principal Option; or

      -     you terminate your Contract.

Charges for the rider cease upon termination.

OTHER INFORMATION. You should also consider the following before you purchase the GMWB for Life rider:

      - The charge for the GMWB for Life rider continues for the life of the rider, even if you never need nor exercise the guarantees under the rider.

      - Withdrawals that are greater than your LWB or AWB will erode your guarantee by serving to more rapidly deplete your RBB.

      - The GMWB for Life rider is not transferable; if you transfer ownership of your Contract, or change the spousal beneficiary under the Joint Life Option, the rider terminates automatically.

      - If you only plan to take AWB, or take the Guaranteed Principal Option, you should consider the higher cost of the GMWB for Life rider which is designed to support payments for life under LWB.

      - If you continue to take AWB once eligible for LWB, you may eventually lose any benefit under LWB.

EFFECT ON THE DEATH BENEFIT. The GMWB for Life rider terminates when a death benefit under your Contract becomes payable, except in certain circumstances when the beneficiary may continue the Contract along with the GMWB for Life rider (see "Contract Continuation by Beneficiary" and "Contract Value Reduces to Zero" below).

However, if your Contract provides for a death benefit amount that is the greatest of multiple benefits including the Adjusted Purchase Payment, your Adjusted Purchase Payment will not be calculated as described in the "Death Benefit" section, but instead will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

If the Annuitant dies before the Contract Owner(s), then the GMWB for Life rider will terminate and the beneficiary cannot continue the rider.

Under the Joint Life Option, if the spousal beneficiary predeceases the Contract Owner, the rider continues and no death benefit is paid out; the Contract Owner may then name a new beneficiary for the purposes of the death benefit provisions under the Contract, but not for purposes of the GMWB for Life rider.

Notwithstanding anything in the GMWB for Life rider to the contrary:

      a) In order to comply with section 72(s) of the Code, if the GMWB for Life rider is purchased with respect to a non-qualified annuity contract, any death benefit paid out under the terms of the GMWB for Life rider to a non-spousal Beneficiary upon the death of the owner (or to a payee other than the spouse of the Annuitant on the death of the Annuitant, where the Contract is owned by a non-natural person) (including payments made under the "Contract Continuation by the Beneficiary" provision, "Contract Value Reset to Zero" provision, and any other payments of the AWB and RBB otherwise made after a death) will be paid out in non-increasing annual installments over a period no longer than the remaining single life expectancy of the Beneficiary under the appropriate IRS life expectancy table under Code Section 72 and the regulation thereunder or as otherwise provided under the tax law for non-qualified annuities and under Code Section 72(s). Such payments must begin within 12 months of the date of death in all cases.

      b) Where the Beneficiary or other payee under paragraph (a) is not a natural person, such period may not extend beyond the fifth anniversary of the date of the death.

      c) If the GMWB for Life rider is issued under a Qualified Contract and the death occurs on or after the Required Beginning Date of distributions to the participant under Code Section 401(a)(9), the period for the payments described in paragraph (a) above may not exceed the longer of: (i) the Beneficiary's or other payee's remaining life expectancy or (ii) the deceased Annuitant's remaining life expectancy in the year of his or her death, reduced by one for each calendar year thereafter.

      d) Where under other sections of the GMWB for Life rider, any payment described in this section ("Effect on Death Benefits") is payable over a shorter period of time, required to begin at an earlier date, or would otherwise be paid more rapidly than under this section ("Effect on Death Benefit"), then such payment will be made under the terms of such other provision.

If annual payments must exceed the AWB in order to comply with these requirements, then these payments will not result in a Partial Withdrawal Reduction to the RBB and AWB as described in the RBB and AWB sections of the GMWB for Life rider. Each withdrawal will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

You should consult with your tax advisor prior to purchasing a variable annuity contract and optional rider, such as the GMWB for Life rider.

CONTRACT CONTINUATION BY THE BENEFICIARY. Under the Joint Life Option, if the spousal beneficiary elects to continue the Contract instead of receiving the death benefit, the GMWB for Life rider will also continue for the benefit of the spouse. Upon the death of the spouse, the LWB will terminate. However, if there are any remaining AWB payments, such payments may be continued by a surviving beneficiary instead of receiving a death benefit. In such case payments will be made annually on the next rider anniversary, no further resets will be made of the RBB, and the RBB will be reduced by the amount of each payment. Upon the death of such beneficiary, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

Under the Single Life Option, the LWB terminates when a death benefit becomes payable under the Contract, regardless of whether the Contract is continued by a beneficiary. If a non-spousal beneficiary continues the Contract, even under the Joint Life Option, the LWB terminates. However, if there are any remaining AWB payments, such payments may also be continued by a surviving beneficiary as described in the preceding paragraph.

Payments made under the Continuation by the Beneficiary provision of the GMWB for Life rider will be adjusted to the extent required so that upon the death of the owner (or upon the death of the Annuitant where the owner is not a natural person), the RBB is paid out at regular intervals in non-increasing annual payments over a period no longer than permitted under Code Section 72(s) in the case of a rider made a part of a non-qualified Contract.

For riders issued under a Qualified Contract, the payments under the Continuation by the Beneficiary provision of the GMWB for Life rider must be paid out at regular intervals in non-increasing annual payments made over a period no longer than that permitted under Code Section 401(a)(9) and the regulations thereunder.

Payments to the Beneficiary or to the owner's estate on the death of the owner, or payments to the Beneficiary's estate (or to the successor beneficiary) in the case of the Beneficiary's death must be made beginning within twelve months of such death in each case and will be made at least as rapidly as under the payment method, if any, being used at the time of the death.

CONTRACT VALUE REDUCES TO ZERO. If your Contract Value reduces to zero for reasons other than you making 1) a withdrawal that exceeds your AWB or LWB or 2) a full withdrawal of your Contract Value, and the minimum age has already been reached to be eligible to receive LWB payments, then we will automatically begin paying you annual payments equal to the LWB as long as you (or you or your spouse under the Joint Life Option) are alive unless you elect to receive annual payments equal to the AWB as set forth below. Payments will be made once a year on each rider effective date anniversary starting with the next anniversary. Each payment will reduce the RBB by the amount of the payment. Alternatively, you have the option to elect in writing to instead receive annual payments equal to the current AWB, as of the date your written election is received in good order at our Home Office, until the RBB is depleted. Upon such election, we will begin paying you the AWB starting on the next rider effective date anniversary following the date your written election is received in good order in our Home Office.

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

If the minimum age to be eligible for LWB payments has not yet been reached, and the RBB is greater than zero, we will automatically begin paying you annual payments equal to the AWB until the RBB is depleted. All other rights under your Contract cease, we will no longer accept subsequent Purchase Payments and no future resets will be allowed. All other optional endorsements are terminated without value.

Upon your death (or your or your spouse's death under the Joint Life Option), your Beneficiary(s) will receive the following:

      1) Under the Single Life Option, the LWB will be set to $0.00 and the beneficiary(s) will receive annual payments equal to the current AWB until the RBB is depleted. No other death benefit or Enhanced Stepped-Up Provision (if any) will be paid if the RBB is already equal to zero upon the owner's death. The death benefit under the Contract is cancelled. Upon the beneficiary's death, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

      2) Under the Joint Life Option, the terms of the rider continue and we will continue to your spouse annual payments equal to either the LWB or AWB according to your election prior to your death and the terms described above. The death benefit under the Contract is cancelled. Upon the spouse's death, the LWB will be set to $0.00 and the spousal beneficiary's estate or Beneficiary, as applicable, will receive annual payments equal to the current AWB until the RBB is depleted. Upon that beneficiary's death, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

      3) Payments made under the "Contract value reduces to Zero" provision of the GMWB for Life rider will be adjusted to the extent required so that upon the death of the owner, the RBB is paid out at regular intervals in non-increasing annual payments over a period no longer than permitted under Code Section 72(s) in the case of a rider made a part of a non-qualified Contract.

      4) For riders issued under a Contract that is issued to an Individual Retirement Account under Code Section 408(a), an Individual Retirement Annuity under Code Section 408(b), a Roth IRA annuity under Code Section 408A, a SIMPLE IRA annuity under Code Section 408(p) or any other annuity under an employer's retirement plan that is subject to the required minimum distribution rules under Code
            Section 401(a)(9), including the after-death distribution rules under Code Section 401(a)(9)(B) ("Qualified Contracts"), The payments under this provision of the GMWB for Life rider will be adjusted as required to be paid out in a non-increasing annual payments over a period no longer than permitted under Code Section 401(a)(9).

Payments to the Beneficiary (or to the owner's estate on the death of the owner), or payments to the successor beneficiary (or to the Beneficiary's estate) in the case of the Beneficiary's death must be made beginning within twelve months of such death in each case and will be made at least as rapidly as under the payment method, if any, being used at the time of the death.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected a GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

      - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to or during that 12-month period, then no benefit is due. You should consider this prior to making an additional Purchase Payment more than 12 months

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

            after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.

      - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                                     INCREASING CONTRACT VALUE                          DECLINING CONTRACT VALUE
                          -----------------------------------------------  ------------------------------------------------
                                                BASE                                             BASE
                                            CALCULATION                                      CALCULATION
                          CONTRACT VALUE       AMOUNT       BENEFIT BASE   CONTRACT VALUE       AMOUNT        BENEFIT BASE
                          --------------    -----------    --------------  --------------    -----------     --------------
VALUE AS OF GMAB
RIDER EFFECTIVE DATE         $100,000         $100,000     Not Applicable      $100,000        $100,000      Not Applicable

VALUE AS OF RIDER
MATURITY DATE                $115,000         $100,000        $100,000          $85,000        $100,000         $100,000

AMOUNT APPLIED TO
CONTRACT VALUE DUE TO
GMAB RIDER                                    $      0(1)                                      $ 15,000(2)

(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT

                             ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS         ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
                          -------------------------------------------------     ------------------------------------------------
                                                                    BASE                                                 BASE
                                                                CALCULATION                                          CALCULATION
                          CONTRACT VALUE    PURCHASE PAYMENT       AMOUNT       CONTRACT VALUE   PURCHASE PAYMENT      AMOUNT
                          --------------    ----------------    -----------     --------------   ----------------    -----------
VALUE AS OF GMAB
RIDER EFFECTIVE DATE         $100,000           $100,000          $100,000          $100,000          $100,000         $100,000

VALUE BEFORE
ADDITIONAL PURCHASE
PAYMENT                      $120,000        Not Applicable       $100,000          $120,000       Not Applicable      $100,000

VALUE AFTER
ADDITIONAL PURCHASE
PAYMENT                      $130,000           $ 10,000          $110,000          $130,000          $ 10,000         $100,000

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT

                                                                ASSUMING INCREASING CONTRACT VALUE
                                    --------------------------------------------------------------------------------------
                                                      BASE             PARTIAL          PARTIAL             REDUCTION
                                    CONTRACT      CALCULATION         WITHDRAWAL       SURRENDER             TO BASE
                                     VALUE           AMOUNT            AMOUNT          REDUCTION        CALCULATION AMOUNT
                                    --------      -----------       --------------    --------------    ------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                      $100,000        $100,000        Not Applicable    Not Applicable       Not Applicable

VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL                  $115,000        $100,000        Not Applicable    Not Applicable       Not Applicable

VALUE IMMEDIATELY FOLLOWING
PARTIAL WITHDRAWAL                  $105,000        $ 90,000            $10,000           $8,696              $10,000

                                                                  ASSUMING DECLINING CONTRACT VALUE
                                    -------------------------------------------------------------------------------------------
                                    CONTRACT     BASE CALCULATION   PARTIAL WITHDRAWAL   PARTIAL SURRENDER   REDUCTION TO BASE
                                     VALUE            AMOUNT             AMOUNT              REDUCTION       CALCULATION AMOUNT
                                    --------     ----------------   ------------------   -----------------   ------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                      $100,000         $100,000        Not Applicable        Not Applicable       Not Applicable

VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL                  $ 85,000         $100,000        Not Applicable        Not Applicable       Not Applicable

VALUE IMMEDIATELY FOLLOWING
PARTIAL WITHDRAWAL                  $ 75,000         $ 88,235            $10,000               $11,765             $11,765

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

      - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

      - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

      - If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

      - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Class B Subaccounts that are currently offered under the Contract. The remaining Subaccounts are classified as Class A.

   CLASS B SUBACCOUNTS/UNDERLYING FUNDS

   METROPOLITAN SERIES FUND, INC.
      BlackRock Money Market Portfolio

   PIONEER VARIABLE CONTRACTS TRUST
      Pioneer America Income VCT Portfolio -- Class II Shares
      Pioneer Global High Yield VCT Portfolio  -- Class II Shares
      Pioneer High Yield VCT Portfolio -- Class II Shares
      Pioneer Strategic Income VCT Portfolio -- Class II Shares

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

      Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

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

      Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

      - Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

      - If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

      - Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

      - If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments, (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts, 70th birthday for Qualified Contracts, or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

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DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in Election of Options above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

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Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

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TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states, we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: Separate Account Thirteen and Separate Account Fourteen, respectively. References to "Separate Account" refer either to Separate Account Thirteen or Separate Account Fourteen, depending on the issuer of your Contract. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.


Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to


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determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%, respectively. The

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reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including
IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59-1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract or from any applicable payment and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any tax-qualified employee pension or retirement savings plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs (including Roth IRAs), tax sheltered annuities established by public school systems or certain tax exempt organizations under Code Section 403(b), corporate-sponsored pension, retirement savings and profit sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

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TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

HURRICANE RELIEF

LOANS. Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your tax advisor to determine if hurricane relief is available to your particular situation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70-1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70-1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Earnings Preservation Benefit, as well as all living benefits such as GMIB and GMWB) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest

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in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES. To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59-1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70-1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).

ROTH IRAS. Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59-1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59-1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

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NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

      -     a non-taxable return of your purchase payment; or

      -     a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax

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adviser as to the potential tax consequences of a partial surrender if your
Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59-1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

GUARANTEED BENEFITS. If you have purchased a GMWB, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the account balance (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the account balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GMWB exceeds the account balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

We reserve the right to change our tax reporting practices where we determine they are not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company ) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly, Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.

MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDLLC may enter into similar arrangements with their other affiliates Metropolitan Life Insurance Company, Walnut Street Securities, Inc., and New England Securities Corporation. See the "Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received additional compensation during 2005, as well as the range of additional compensation paid.

The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and MetLife Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE BY AFFILIATES OF THE COMPANY. The Company and MLIDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities

Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Registered representatives of our affiliate, Metropolitan Life Insurance Company, receive cash payments for the products they sell and service based upon a `gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representative are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDLLC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION

         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%

                                                                                UNIT VALUE AT                NUMBER OF UNITS
                                                                                BEGINNING OF  UNIT VALUE AT  OUTSTANDING AT
PORTFOLIO NAME                                                            YEAR      YEAR       END OF YEAR     END OF YEAR
--------------                                                            ----  ------------- -------------  ---------------
   Money Market Portfolio (8/03)......................................    2005       0.993        1.006               --
                                                                          2004       0.998        0.993           17,295
                                                                          2003       1.000        0.998               --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund -- Series II (9/03).............    2005       1.132        1.211            7,311
                                                                          2004       1.080        1.132            3,111
                                                                          2003       1.000        1.080               --

   AIM V.I. Mid Cap Core Equity Fund -- Series II (12/03).............    2005       1.196        1.264           85,591
                                                                          2004       1.069        1.196           15,835
                                                                          2003       1.000        1.069               --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)......................................................    2005       1.192        1.214           89,631
                                                                          2004       1.090        1.192           70,039
                                                                          2003       1.000        1.090               --

   Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares
   (11/03)............................................................    2005       1.188        1.226           46,744
                                                                          2004       1.082        1.188           24,145
                                                                          2003       1.000        1.082               --

   Templeton Foreign Securities Fund -- Class 2 Shares (9/03).........    2005       1.301        1.412           89,892
                                                                          2004       1.114        1.301           49,294
                                                                          2003       1.000        1.114               --

\
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                   SEPARATE ACCOUNT CHARGES 1.50% (CONTINUED)

                                                                         UNIT VALUE AT                   NUMBER OF UNITS
                                                                         BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                                    YEAR       YEAR         END OF YEAR       END OF YEAR
--------------                                                    ----   -------------   -------------   ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)......................................   2005       1.155           1.248            19,324
                                                                  2004       1.078           1.155            14,090
                                                                  2003       1.000           1.078                --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)...............................................   2005       1.144           1.182             9,572
                                                                  2004       1.090           1.144            10,010
                                                                  2003       1.000           1.090                --

   Oppenheimer Global Securities Fund/VA -- Service Shares
   (11/03).....................................................   2005       1.354           1.521           128,778
                                                                  2004       1.156           1.354            60,486
                                                                  2003       1.000           1.156                --

Pioneer Variable Contracts Trust
   Pioneer AmPac Growth VCT Portfolio -- Class II (7/04).......   2005       1.002           0.999            11,625
                                                                  2004       0.994           1.002             8,579

   Pioneer America Income VCT Portfolio -- Class II Shares
   (12/03).....................................................   2005       1.023           1.025             6,583
                                                                  2004       1.008           1.023             2,195
                                                                  2003       1.000           1.008                --

   Pioneer Balanced VCT Portfolio -- Class II Shares (11/03)...   2005       1.085           1.108            30,806
                                                                  2004       1.053           1.085           134,453
                                                                  2003       1.000           1.053                --

   Pioneer Cullen Value VCT Portfolio -- Class II Shares
   (7/05)......................................................   2005       1.020           1.086               835

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)..............................................   2005       1.406           1.906            13,806
                                                                  2004       1.202           1.406             9,129
                                                                  2003       1.000           1.202                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----    -------------   -------------     ---------------
Pioneer Equity Income VCT Portfolio -- Class II Shares
(9/03)...................................................      2005        1.249           1.299              98,631
                                                               2004        1.093           1.249              61,277
                                                               2003        1.000           1.093                  --

Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...      2005        1.371           1.456              16,304
                                                               2004        1.177           1.371              16,467
                                                               2003        1.000           1.177                  --

Pioneer Fund VCT Portfolio -- Class II Shares (9/03).....      2005        1.195           1.247             150,502
                                                               2004        1.094           1.195              32,526
                                                               2003        1.000           1.094                  --

Pioneer Global High Yield VCT Portfolio -- Class II
Shares (7/05)............................................      2005        1.027           1.041                  --

Pioneer Growth Shares VCT Portfolio -- Class II Shares
(11/03)..................................................      2005        1.094           1.112              19,473
                                                               2004        1.044           1.094                  --
                                                               2003        1.000           1.044                  --

Pioneer High Yield VCT Portfolio -- Class II Shares
(9/03)...................................................      2005        1.132           1.134              86,595
                                                               2004        1.066           1.132              40,999
                                                               2003        1.000           1.066                  --

Pioneer Ibbotson Aggressive Allocation VCT Portfolio --
Class II Shares (7/05)...................................      2005        1.015           1.085                  --

Pioneer Ibbotson Growth Allocation VCT Portfolio --
Class II Shares (4/05)...................................      2005        0.991           1.066                  --

Pioneer Ibbotson Moderate Allocation VCT Portfolio --
Class II Shares (4/05)...................................      2005        0.976           1.051              24,040

Pioneer International Value VCT Portfolio -- Class II
Shares (1/04)............................................      2005        1.345           1.526              22,250
                                                               2004        1.153           1.345               2,269
                                                               2003        1.000           1.153                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----    -------------   -------------     ---------------
   Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
   (9/03)...................................................   2005        1.357           1.439             130,153
                                                               2004        1.131           1.357              39,092
                                                               2003        1.000           1.131                  --

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Class II Shares (5/04)...................................   2005        1.096           1.168             243,595
                                                               2004        1.023           1.096              96,995

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (9/03)............................................   2005        1.470           1.663              24,728
                                                               2004        1.102           1.470               8,334
                                                               2003        1.000           1.102                  --

   Pioneer Small and Mid Cap Growth VCT Portfolio -- Class
   II (7/04)................................................   2005        1.074           1.107              53,684
                                                               2004        1.050           1.074               8,266

   Pioneer Small Cap Value VCT Portfolio -- Class II Shares
   (9/03)...................................................   2005        1.300           1.423              23,195
                                                               2004        1.101           1.300              19,409
                                                               2003        1.000           1.101                  --

   Pioneer Small Company VCT Portfolio -- Class II Shares
   (6/03)...................................................   2005        1.185           1.186                  --
                                                               2004        1.062           1.185                  --
                                                               2003        1.000           1.062                  --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2005        1.144           1.155              95,062
                                                               2004        1.056           1.144              15,869
                                                               2003        1.000           1.056                  --

   Pioneer Value VCT Portfolio -- Class II Shares (12/03)...   2005        1.205           1.242              25,021
                                                               2004        1.098           1.205               8,757
                                                               2003        1.000           1.098                  --

Salomon Brothers Variable Series Funds Inc.
   Salomon Brothers Variable All Cap Fund -- Class II
   (4/05)...................................................   2005        0.951           1.037                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----    -------------   -------------     ---------------
Total Return Fund -- Class II (6/03).....................      2005        1.135           1.151               9,022
                                                               2004        1.062           1.135               9,357
                                                               2003        1.000           1.062                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.45%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----    -------------   -------------     ---------------
   Money Market Portfolio (8/03)............................   2005        0.994           0.998                --
                                                               2004        1.000           0.994                --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund -- Series II (9/03)...   2005        1.054           1.117                --
                                                               2004        1.000           1.054                --

   AIM V.I. Mid Cap Core Equity Fund -- Series II (12/03)...   2005        1.065           1.115                --
                                                               2004        1.000           1.065                --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2005        1.072           1.082                --
                                                               2004        1.000           1.072                --

   Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (11/03)...........................................   2005        1.084           1.109                --
                                                               2004        1.000           1.084                --

   Templeton Foreign Securities Fund -- Class 2 Shares
   (9/03)...................................................   2005        1.155           1.242                --
                                                               2004        1.000           1.155                --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)...................................   2005        1.052           1.126                --
                                                               2004        1.000           1.052                --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2005        1.046           1.071                --
                                                               2004        1.000           1.046                --

   Oppenheimer Global Securities Fund/VA -- Service Shares
   (11/03)..................................................   2005        1.168           1.300                --
                                                               2004        1.000           1.168                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                         UNIT VALUE AT                   NUMBER OF UNITS
                                                                         BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                                    YEAR       YEAR         END OF YEAR       END OF YEAR
--------------                                                    ----   -------------   -------------   ---------------
Pioneer Variable Contracts Trust
   Pioneer AmPac Growth VCT Portfolio -- Class II (7/04).......   2005       0.992           0.979              --
                                                                  2004       0.989           0.992              --

   Pioneer America Income VCT Portfolio -- Class II Shares
   (12/03).....................................................   2005       1.032           1.025              --
                                                                  2004       1.000           1.032              --

   Pioneer Balanced VCT Portfolio -- Class II Shares (11/03)...   2005       1.025           1.038              --
                                                                  2004       1.000           1.025              --

   Pioneer Cullen Value VCT Portfolio -- Class II Shares
   (7/05)......................................................   2005       1.017           1.078              --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)..............................................   2005       1.295           1.738              --
                                                                  2004       1.000           1.295              --

   Pioneer Equity Income VCT Portfolio -- Class II Shares
   (9/03)......................................................   2005       1.124           1.158              --
                                                                  2004       1.000           1.124              --

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)......   2005       1.177           1.238              --
                                                                  2004       1.000           1.177              --

   Pioneer Fund VCT Portfolio -- Class II Shares (9/03)........   2005       1.090           1.127              --
                                                                  2004       1.000           1.090              --

   Pioneer Global High Yield VCT Portfolio -- Class II
   Shares (7/05)...............................................   2005       1.023           1.033              --

   Pioneer Growth Shares VCT Portfolio -- Class II Shares
   (11/03).....................................................   2005       1.081           1.088              --
                                                                  2004       1.000           1.081              --

   Pioneer High Yield VCT Portfolio -- Class II Shares
   (9/03)......................................................   2005       1.084           1.076              --
                                                                  2004       1.000           1.084              --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                 ----    -------------   -------------    ---------------
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio --
   Class II Shares (7/05)...................................   2005        1.012           1.077               --

   Pioneer Ibbotson Growth Allocation VCT Portfolio --
   Class II Shares (4/05)...................................   2005        0.991           1.058               --

   Pioneer Ibbotson Moderate Allocation VCT Portfolio --
   Class II Shares (4/05)...................................   2005        0.975           1.043               --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (1/04)............................................   2005        1.170           1.315               --
                                                               2004        1.000           1.170               --

   Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
   (9/03)...................................................   2005        1.143           1.201               --
                                                               2004        1.000           1.143               --

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Class II Shares (5/04)...................................   2005        1.070           1.129               --
                                                               2004        1.000           1.070               --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (9/03)............................................   2005        1.307           1.465               --
                                                               2004        1.000           1.307               --

   Pioneer Small and Mid Cap Growth VCT Portfolio -- Class
   II (7/04)................................................   2005        1.010           1.031               --
                                                               2004        0.992           1.010               --

   Pioneer Small Cap Value VCT Portfolio -- Class II Shares
   (9/03)...................................................   2005        1.153           1.250               --
                                                               2004        1.000           1.153               --

   Pioneer Small Company VCT Portfolio -- Class II Shares
   (6/03)...................................................   2005        1.107           1.098               --
                                                               2004        1.000           1.107               --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2005        1.098           1.098               --
                                                               2004        1.000           1.098               --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                         UNIT VALUE AT                   NUMBER OF UNITS
                                                                         BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                                    YEAR       YEAR         END OF YEAR       END OF YEAR
--------------                                                    ----   -------------   -------------   ---------------
   Pioneer Value VCT Portfolio -- Class II Shares (12/03)......   2005       1.086           1.109              --
                                                                  2004       1.000           1.086              --

Salomon Brothers Variable Series Funds Inc.
   Salomon Brothers Variable All Cap Fund -- Class II (4/05)...   2005       0.949           1.029              --

   Total Return Fund -- Class II (6/03)........................   2005       1.053           1.058              --
                                                                  2004       1.000           1.053              --

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Franklin Small Cap Fund -- Class 2 Shares changed its name to Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares.


Effective 08/05: Pioneer Papp Small and Mid Cap Growth VCT Portfolio -- Class II Shares changed it name to Pioneer Small and Mid Cap Growth VCT Portfolio -- Class II Shares.



Effective 08/05: Pioneer Papp America -- Pacific Rim Fund VCT -- Class II Shares changed it name to Pioneer AmPac Growth VCT Portfolio -- Class II Shares.

                                   APPENDIX B
                         CONDENSED FINANCIAL INFORMATION

         METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----    -------------   -------------     ---------------
   Money Market Portfolio (6/03)............................   2005        0.993           1.006              34,035
                                                               2004        0.998           0.993              30,405
                                                               2003        1.000           0.998                  --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund -- Series II
  (6/03)....................................................   2005        1.132           1.211             159,202
                                                               2004        1.080           1.132             120,083
                                                               2003        1.000           1.080                  --

   AIM V.I. Mid Cap Core Equity Fund -- Series II
   (6/03)...................................................   2005        1.196           1.264              42,936
                                                               2004        1.069           1.196              35,176
                                                               2003        1.000           1.069                  --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2005        1.192           1.214             159,956
                                                               2004        1.090           1.192             154,714
                                                               2003        1.000           1.090                  --

   Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (6/03)............................................   2005        1.188           1.226             130,992
                                                               2004        1.082           1.188              99,721
                                                               2003        1.000           1.082                  --

   Templeton Foreign Securities Fund -- Class 2 Shares
   (6/03)...................................................   2005        1.301           1.412             184,526
                                                               2004        1.114           1.301             129,147
                                                               2003        1.000           1.114                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                        BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR       YEAR         END OF YEAR        END OF YEAR
--------------                                                   ----   -------------   -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (7/03).....................................   2005       1.155           1.248            119,967
                                                                 2004       1.078           1.155             81,090
                                                                 2003       1.000           1.078                 --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)..............................................   2005       1.144           1.182             46,272
                                                                 2004       1.090           1.144             37,628
                                                                 2003       1.000           1.090                 --

   Oppenheimer Global Securities Fund/VA -- Service Shares
   (8/03).....................................................   2005       1.354           1.521             33,070
                                                                 2004       1.156           1.354             33,598
                                                                 2003       1.000           1.156                 --

Pioneer Variable Contracts Trust
   Pioneer AmPac Growth VCT Portfolio -- Class II (4/04)......   2005       1.002           0.999                 --
                                                                 2004       1.027           1.002                 --

   Pioneer America Income VCT Portfolio -- Class II Shares
   (7/03).....................................................   2005       1.023           1.025            215,610
                                                                 2004       1.008           1.023            215,877
                                                                 2003       1.000           1.008                 --

   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03)...   2005       1.085           1.108            293,225
                                                                 2004       1.053           1.085            293,506
                                                                 2003       1.000           1.053                 --

   Pioneer Cullen Value VCT Portfolio -- Class II Shares
   (7/05).....................................................   2005       1.006           1.086             12,608

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03)..............................................   2005       1.406           1.906            122,512
                                                                 2004       1.202           1.406             97,075
                                                                 2003       1.000           1.202                 --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----    -------------   -------------     ---------------
   Pioneer Equity Income VCT Portfolio -- Class II Shares
   (6/03)...................................................   2005        1.249           1.299             187,245
                                                               2004        1.093           1.249             166,783
                                                               2003        1.000           1.093                  --

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2005        1.371           1.456                  --
                                                               2004        1.177           1.371                  --
                                                               2003        1.000           1.177                  --

   Pioneer Fund VCT Portfolio -- Class II Shares (6/03).....   2005        1.195           1.247             334,539
                                                               2004        1.094           1.195             209,976
                                                               2003        1.000           1.094                  --

   Pioneer Global High Yield VCT Portfolio -- Class II
   Shares (9/05)............................................   2005        1.035           1.041                  --

   Pioneer Growth Shares VCT Portfolio -- Class II Shares
   (7/03)...................................................   2005        1.094           1.112              64,716
                                                               2004        1.044           1.094              57,516
                                                               2003        1.000           1.044                  --

   Pioneer High Yield VCT Portfolio -- Class II Shares
   (6/03)...................................................   2005        1.132           1.134             163,155
                                                               2004        1.066           1.132              83,301
                                                               2003        1.000           1.066                  --

   Pioneer Ibbotson Aggressive Allocation VCT Portfolio --
   Class II Shares (3/05)...................................   2005        0.987           1.085                  --

   Pioneer Ibbotson Growth Allocation VCT Portfolio --
   Class II Shares (7/05)...................................   2005        1.019           1.066                  --

   Pioneer Ibbotson Moderate Allocation VCT Portfolio --
   Class II Shares (4/05)...................................   2005        0.999           1.051                  --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (7/03)............................................   2005        1.345           1.526              17,832
                                                               2004        1.153           1.345              11,032
                                                               2003        1.000           1.153                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----    -------------   -------------     ---------------
   Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
   (6/03)...................................................   2005        1.357           1.439             105,882
                                                               2004        1.131           1.357              92,801
                                                               2003        1.000           1.131                  --

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Class II Shares (4/04)...................................   2005        1.096           1.168             151,766
                                                               2004        1.039           1.096              55,611

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2005        1.470           1.663               5,103
                                                               2004        1.102           1.470               4,831
                                                               2003        1.000           1.102                  --

   Pioneer Small and Mid Cap Growth VCT Portfolio -- Class
   II (3/04)................................................   2005        1.074           1.107             151,119
                                                               2004        0.990           1.074              56,059

   Pioneer Small Cap Value VCT Portfolio -- Class II Shares
   (8/03)...................................................   2005        1.300           1.423              42,418
                                                               2004        1.101           1.300              35,210
                                                               2003        1.000           1.101                  --

   Pioneer Small Company VCT Portfolio -- Class II Shares
   (6/03)...................................................   2005        1.185           1.186                  --
                                                               2004        1.062           1.185                  --
                                                               2003        1.000           1.062                  --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2005        1.144           1.155             276,607
                                                               2004        1.056           1.144             185,891
                                                               2003        1.000           1.056                  --

   Pioneer Value VCT Portfolio -- Class II Shares (7/03)....   2005        1.205           1.242             228,645
                                                               2004        1.098           1.205             160,295
                                                               2003        1.000           1.098                  --

Salomon Brothers Variable Series Funds Inc.
   Salomon Brothers Variable All Cap Fund -- Class II
   (11/05)..................................................   2005        1.018           1.037                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR          END OF YEAR
--------------                                                 ----    -------------   -------------      ---------------
Total Return Fund -- Class II (6/03).....................      2005        1.135           1.151                1,015
                                                               2004        1.062           1.135                  971
                                                               2003        1.000           1.062                   --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.45%

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                 ----    -------------   -------------    ---------------
   Money Market Portfolio (6/03)............................   2005        0.994           0.998               --
                                                               2004        1.000           0.994               --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund -- Series II (6/03)...   2005        1.054           1.117               --
                                                               2004        1.000           1.054               --

   AIM V.I. Mid Cap Core Equity Fund -- Series II (6/03)....   2005        1.065           1.115               --
                                                               2004        1.000           1.065               --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2005        1.072           1.082               --
                                                               2004        1.000           1.072               --

   Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (6/03)............................................   2005        1.084           1.109               --
                                                               2004        1.000           1.084               --

   Templeton Foreign Securities Fund -- Class 2 Shares
   (6/03)...................................................   2005        1.155           1.242               --
                                                               2004        1.000           1.155               --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (7/03)...................................   2005        1.052           1.126               --
                                                               2004        1.000           1.052               --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2005        1.046           1.071               --
                                                               2004        1.000           1.046               --

   Oppenheimer Global Securities Fund/VA -- Service Shares
   (8/03)...................................................   2005        1.168           1.300               --
                                                               2004        1.000           1.168               --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----    -------------   -------------     ---------------
Pioneer Variable Contracts Trust
   Pioneer AmPac Growth VCT Portfolio -- Class II (4/04)....   2005        0.992           0.979                  --
                                                               2004        1.000           0.992                  --

   Pioneer America Income VCT Portfolio -- Class II Shares
   (7/03)...................................................   2005        1.032           1.025                  --
                                                               2004        1.000           1.032                  --

   Pioneer Balanced VCT Portfolio -- Class II
   Shares (6/03)............................................   2005        1.025           1.038                  --
                                                               2004        1.000           1.025                  --

   Pioneer Cullen Value VCT Portfolio -- Class II Shares
   (7/05)...................................................   2005        1.003           1.078                  --

   Pioneer Emerging Markets VCT Portfolio -- Class II Shares
   (6/03)...................................................   2005        1.295           1.738                  --
                                                               2004        1.000           1.295                  --

   Pioneer Equity Income VCT Portfolio -- Class II Shares
   (6/03)...................................................   2005        1.124           1.158                  --
                                                               2004        1.000           1.124                  --

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2005        1.177           1.238                  --
                                                               2004        1.000           1.177                  --

   Pioneer Fund VCT Portfolio -- Class II Shares (6/03).....   2005        1.090           1.127                  --
                                                               2004        1.000           1.090                  --

   Pioneer Global High Yield VCT Portfolio -- Class II
   Shares (9/05)............................................   2005        1.030           1.033                  --

   Pioneer Growth Shares VCT Portfolio -- Class II Shares
   (7/03)...................................................   2005        1.081           1.088                  --
                                                               2004        1.000           1.081                  --

   Pioneer High Yield VCT Portfolio -- Class II Shares
   (6/03)...................................................   2005        1.084           1.076                  --
                                                               2004        1.000           1.084                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----    -------------   -------------     ---------------
Pioneer Ibbotson Aggressive Allocation VCT Portfolio --
Class II Shares (3/05)...................................      2005        0.987           1.077                  --

Pioneer Ibbotson Growth Allocation VCT Portfolio --
Class II Shares (7/05)...................................      2005        1.016           1.058                  --

Pioneer Ibbotson Moderate Allocation VCT Portfolio --
Class II Shares (4/05)...................................      2005        0.999           1.043                  --

Pioneer International Value VCT Portfolio -- Class II
Shares (7/03)............................................      2005        1.170           1.315                  --
                                                               2004        1.000           1.170                  --

Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
(6/03)...................................................      2005        1.143           1.201                  --
                                                               2004        1.000           1.143                  --

Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
Class II Shares (4/04)...................................      2005        1.070           1.129                  --
                                                               2004        1.000           1.070                  --

Pioneer Real Estate Shares VCT Portfolio -- Class II
Shares (7/03)............................................      2005        1.307           1.465                  --
                                                               2004        1.000           1.307                  --

Pioneer Small and Mid Cap Growth VCT Portfolio -- Class
II (3/04)................................................      2005        1.010           1.031                  --
                                                               2004        1.000           1.010                  --

Pioneer Small Cap Value VCT Portfolio -- Class II Shares
(8/03)...................................................      2005        1.153           1.250                  --
                                                               2004        1.000           1.153                  --

Pioneer Small Company VCT Portfolio -- Class II Shares
(6/03)...................................................      2005        1.107           1.098                  --
                                                               2004        1.000           1.107                  --

Pioneer Strategic Income VCT Portfolio -- Class II
Shares (6/03)............................................      2005        1.098           1.098                  --
                                                               2004        1.000           1.098                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR          END OF YEAR
--------------                                                 ----    -------------   -------------      ---------------
   Pioneer Value VCT Portfolio -- Class II Shares (7/03)....   2005        1.086           1.109                 --
                                                               2004        1.000           1.086                 --

Salomon Brothers Variable Series Funds Inc.
   Salomon Brothers Variable All Cap Fund -- Class II
   (11/05)..................................................   2005        1.011           1.029                 --

   Total Return Fund -- Class II (6/03).....................   2005        1.053           1.058                 --
                                                               2004        1.000           1.053                 --

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Franklin Small Cap Fund -- Class 2 Shares changed its name to Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares.


Effective 08/05: Pioneer Papp Small and Mid Cap Growth VCT Portfolio -- Class II Shares changed it name to Pioneer Small and Mid Cap Growth VCT Portfolio -- Class II Shares.



Effective 08/05: Pioneer Papp America -- Pacific Rim Fund VCT -- Class II Shares changed it name to Pioneer AmPac Growth VCT Portfolio -- Class II Shares.

                                   APPENDIX C

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

                                      C-1

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

                                   APPENDIX D

                  WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME
        CONFINEMENT (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON
                        THE DATE THE CONTRACT IS ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

      (a)   is Medicare approved as a provider of skilled nursing care services;
            and

      (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

      (a) is licensed as a nursing care facility by the state in which it is licensed;

      (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

      (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

      (d) provides, as a primary function, nursing care and room and board; and charges for these services;

      (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

      (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

      (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

      (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

      (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

      (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

      (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

      (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:


                          The Insurance Company
                          Principal Underwriter
                          Distribution and Principal Underwriting Agreement Valuation of Assets
                          Federal Tax Considerations
                          Independent Registered Public Accounting Firm Condensed Financial Information
                          Financial Statements



Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
MetLife Insurance Company of Connecticut/ MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-72-73-87, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-72-73-87.


Name:    _________________________

Address: _________________________

         _________________________


CHECK BOX:



[ ] MIC-Book-72-73-87


[ ] MLAC-Book-72-73-87

                                      E-1

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


Book 87                                                      May 1, 2006


                                                                  19027-00-0506